                                 July 29, 2002

                      STATEMENT OF ADDITIONAL INFORMATION

                            SMITH BARNEY MUNI FUNDS
                               125 Broad Street
                              New York, NY 10004
                                (800) 451-2010

   This Statement of Additional Information (the "SAI") is not a prospectus and is meant to be read in conjunction with each prospectus of the Smith Barney Muni Funds (the "Trust") dated July 29, 2002, each as amended or supplemented from time to time, and is incorporated by reference in its entirety into the prospectus. Additional information about a fund's investments is available in the fund's annual and semi-annual reports to shareholders, which are incorporated herein by reference. Each fund's prospectus may be obtained free of charge by contacting a Salomon Smith Barney Financial Consultant, a PFS Investments Inc. ("PFSI") Registered Representative, a broker/dealer, financial intermediary or a financial institution (each called a "Service Agent") or by writing or calling Salomon Smith Barney Inc. ("SSB") at the address or telephone number set forth above. Shares of Smith Barney Muni Funds are offered currently with a choice of nine portfolios: the National Portfolio, the Limited Term Portfolio, the Florida Portfolio, the Georgia Portfolio, the New York Portfolio, the Pennsylvania Portfolio, the California Money Market Portfolio, the New York Money Market Portfolio and the Massachusetts Money Market Portfolio (collectively referred to as "funds" and individually as a "fund").

   This SAI is not a prospectus. It is intended to provide more detailed information about each fund as well as matters already discussed in each Prospectus and therefore should be read in conjunction with each of the Prospectuses dated July 29, 2002, which may be obtained from the Trust or your Service Agent.

                               TABLE OF CONTENTS

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Investment Objective and Management Policies............................................................   2
Trustees and Officers...................................................................................  13
Distribution............................................................................................  20
Purchase of Shares......................................................................................  23
PFS Accounts............................................................................................  28
Redemption of Shares....................................................................................  29
Valuation of Shares.....................................................................................  31
Exchange Privilege......................................................................................  32
Performance Data........................................................................................  34
The Funds...............................................................................................  39
Voting Rights...........................................................................................  40
Taxes...................................................................................................  41
Additional Information..................................................................................  46
Financial Statements....................................................................................  47
Other Information.......................................................................................  48

Appendix A--Ratings Definitions                                                                          A-1
Appendix B--Special Considerations Relating to California Municipal Obligations......................... B-1
Appendix C--Special Considerations Relating to Florida Municipal Obligations............................ C-1
Appendix D--Special Considerations Relating to Georgia Municipal Obligations............................ D-1
Appendix E--Special Considerations Relating to New York Municipal Obligations........................... E-1
Appendix F--Special Considerations Relating to Pennsylvania Municipal Obligations....................... F-1
Appendix G--Special Considerations Relating to Massachusetts Municipal Obligations...................... G-1
Appendix H--Special Considerations Relating to Municipal Obligations of the U.S. Virgin Islands and Guam H-1
Appendix I--Special Considerations Relating to Municipal Obligations of Puerto Rico..................... I-1
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                 INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

   Each prospectus discusses a specific fund's investment objective and policies. The following discussion supplements the description of each fund's investment policies in its prospectus. Smith Barney Fund Management LLC (formerly known as SSB Citi Fund Management LLC) ("SBFM" or the "Manager") serves as investment manager and administrator to each fund.

   National Portfolio. The National Portfolio seeks as high a level of income exempt from regular federal income taxes as is consistent with prudent investing. The National Portfolio has a fundamental policy that, under normal market conditions, it will seek to invest 100% of its assets and the fund will invest not less than 80% of its assets (net assets plus any borrowings for investment purposes) in municipal obligations the interest on which is exempt from federal income taxes (but which may nevertheless be subject to the federal alternative minimum tax ("AMT")). The fund may also invest up to 20% of its assets in taxable fixed income securities issued or guaranteed by the full faith and credit of the United States.

   Limited Term Portfolio seeks as high a level of income exempt from regular federal income taxes as is consistent with prudent investing. The Limited Term Portfolio has a fundamental policy that, under normal market conditions, it will seek to invest 100% of its assets--and the fund will invest not less than 80% of its assets (net assets plus any borrowings for investment purposes)--in municipal obligations the interest on which is exempt from federal income taxes (but which may nevertheless be subject to the AMT). The fund normally invests in securities that have remaining maturities of 20 years or less and maintains an average effective maturity of between three and 10 years. The fund may invest up to 20% of its assets in taxable fixed income securities issued or guaranteed by the full faith and credit of the United States.

   Florida Portfolio seeks to pay its shareholders as high a level of income exempt from regular federal income taxes as is consistent with prudent investing, and generally selects investments that will enable its shares to be exempt from the Florida intangibles tax. The Florida Portfolio has a fundamental policy that, under normal market conditions, it will seek to invest 100% of its assets and will invest at least 80% of its assets (net assets plus any borrowings for investment purposes)--in municipal obligations the interest on which is exempt from federal income taxes (but which may nevertheless be subject to the AMT). It is also a fundamental policy that under normal market conditions the fund will invest at least 80% of its assets (net assets plus any borrowings for investment purposes) in municipal obligations issued by the State of Florida, its political subdivisions and their agencies and instrumentalities and in other municipal obligations which are exempt from the Florida intangibles tax. The fund may invest up to 20% of its assets in taxable fixed income securities, but only in obligations issued or guaranteed by the full faith and credit of the United States.

   Georgia Portfolio seeks to provide as high a level of income exempt from regular federal income taxes and from Georgia personal income taxes as is consistent with prudent investing. The Georgia Portfolio has a fundamental policy that, under normal market conditions, it will seek to invest 100% of its assets and at least 80% of its assets (net assets plus any borrowings for investment purposes)--in municipal obligations the interest on which is exempt from federal income taxes (but which may nevertheless be subject to the AMT). It is also a fundamental policy that, under normal market conditions, the fund will invest at least 80% of its assets (net assets plus any borrowings for investment purposes) in municipal obligations, the interest on which is also exempt from personal income taxes of the State of Georgia in the opinion of bond counsel to issuers. The fund may invest up to 20% of its assets in taxable fixed income securities, but only in obligations issued or guaranteed by the full faith and credit of the United States.

   New York Portfolio seeks to provide as high a level of income exempt from regular federal income taxes and from New York State and New York City personal income taxes as is consistent with prudent investing. The New York Portfolio has a fundamental policy that, under normal market conditions, the fund will seek to invest 100% of its assets and invest not less than 80% of its assets (net assets plus any borrowings for investment purposes)--in municipal obligations the interest on which is exempt from federal income taxes (but which may

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nevertheless be subject to the AMT) and at least 80% of its assets (net assets plus any borrowings for investment purposes) in municipal obligations the interest on which is also exempt from personal income taxes of New York State and New York City in the opinion of bond counsel to issuers. The fund may invest up to 20% of its total assets in taxable fixed income securities, but only in obligations issued or guaranteed by the full faith and credit of the United States.

   Pennsylvania Portfolio seeks to pay its shareholders as high a level of income exempt from both regular federal income taxes and Pennsylvania personal income taxes as is consistent with prudent investing. The Pennsylvania Portfolio has a fundamental policy that, under normal market conditions the fund will seek to invest 100% of its assets and invest not less than 80% of its assets (net assets plus any borrowings for investment purposes)--in municipal obligations the interest on which is exempt from federal income taxes (but which may nevertheless be subject to the AMT). It is also a fundamental policy that under normal market conditions, the fund will invest at least 80% of its assets (net assets plus any borrowings for investment purposes) in municipal obligations the interest on which is also exempt from personal income taxes of the Commonwealth of Pennsylvania in the opinion of bond counsel to the issuers. The fund may invest up to 20% of its assets in taxable fixed income securities, but only in obligations issued or guaranteed by the full faith and credit of the United States.

   California Money Market Portfolio seeks to provide income exempt from regular federal income taxes and from California personal income taxes from a fund of high quality short-term municipal obligations selected for liquidity and stability. The California Money Market Portfolio has a fundamental policy that, under normal market conditions, at least 80% of its assets (net assets plus any borrowings for investment purposes) will be invested in securities that produce income that is exempt from federal income taxes (but which may nevertheless be subject to the AMT) and from California personal income taxes in the opinion of bond counsel for the various issuers.

   New York Money Market Portfolio seeks to provide its shareholders with income exempt from both regular federal income taxes and New York State and New York City personal income taxes from a fund of high quality short-term New York municipal obligations selected for liquidity and stability. The New York Money Market Portfolio has a fundamental policy that, under normal market conditions, at least 80% of its assets (net assets plus any borrowings for investment purposes) will be invested in securities that produce income that is exempt from federal income taxes (but which may nevertheless be subject to the AMT) and from New York State and City personal income taxes in the opinion of bond counsel for the various issuers.

   Massachusetts Money Market Portfolio seeks to provide income exempt from regular federal income taxes and from Massachusetts personal income taxes from a portfolio of high quality short-term municipal obligations selected for liquidity and stability. The Massachusetts Money Market Portfolio has a fundamental policy that, under normal market conditions, at least 80% of its assets (net assets plus any borrowings for investment purposes) will be invested in securities that produce income that is exempt from federal income taxes (but which may nevertheless be subject to the AMT) and from Massachusetts personal income taxes in the opinion of bond counsel for the various issuers.

Investments and Investment Policies

   Municipal Obligations. In general, municipal obligations are debt obligations (bonds or notes) issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities the interest on which is exempt from regular federal income taxes in the opinion of bond counsel to the issuer. Municipal obligations are issued to obtain funds for various public purposes, many of which may enhance the quality of life, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to loan to other public institutions and facilities and in anticipation of the

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receipt of revenue or the issuance of other obligations. In addition, the term
"municipal obligations" includes certain types of industrial development bonds ("IDBs") issued by public authorities to obtain funds to provide various privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal.

   The two principal classifications of municipal obligations are "general obligation" and "revenue." General obligations are secured by a municipal issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Although IDBs are issued by municipal authorities, they are generally secured by the revenues derived from payments of the industrial user. The payment of the principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Currently, the majority of each fund's municipal obligations are revenue bonds.

   For purposes of diversification and concentration under the Investment Company Act of 1940, as amended (the "1940 Act"), the identification of the issuer of municipal obligations depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an IDB or a pollution control revenue bond, if the bond is backed only by the assets and revenues of the non-governmental user, the non-governmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty is regarded as a separate security and treated as an issue of such guarantor. Similar criteria apply for purposes of the diversification requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

   The yields on municipal obligations are dependent on a variety of factors, including general market conditions, supply and demand, general conditions of the municipal market, size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Nationally Recognized Statistical Ratings Organizations ("NRSROs") such as Moody's Investment Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") represent their opinions as to the quality of the municipal obligations that they undertake to rate. It should be emphasized, however, that such ratings are general and are not absolute standards of quality. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields when purchased in the open market, while municipal obligations of the same maturity and coupon with different ratings may have the same yield.

   Each fund may invest in securities the disposition of which is subject to legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher dealer discounts or other selling expenses than does the sale of securities that are not subject to restrictions on resale. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

   Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates). In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the manager believes to be a temporary disparity in the normal yield relationship between the two securities. The fund believes that, in general, the secondary market for tax-exempt securities in each of the fund's portfolios may be less liquid than that for taxable fixed-income securities. Accordingly, the ability of a fund to make purchases and sales of securities in the foregoing manner may be limited. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, but instead due to such factors as changes in the overall demand for or supply of various types of tax-exempt securities or changes in the investment objectives of investors.

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   Municipal obligations also are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, the principal of and interest on its or their Municipal Bonds may be materially affected.

   Ratings. Municipal bonds purchased for the funds (except California Money Market, New York Money Market and Massachusetts Money Market Portfolios) must, at the time of purchase, be investment-grade municipal bonds, and at least two-thirds of a fund's municipal bonds must be rated within the three highest ratings categories by NRSRO. Investment-grade bonds are rated within the four highest categories by an NRSRO, such as those rated Aaa, Aa, A and Baa by Moody's or AAA, AA, A and BBB by S&P or, if unrated, determined to be of comparable quality by the manager; pre-refunded bonds escrowed by U.S. Treasury obligations are considered AAA rated (the highest rating) even though the issuer does not obtain a new rating. Up to one-third of assets of a fund may be invested in municipal bonds rated in the fourth highest category (this grade, while regarded as having an adequate capacity to pay interest and repay principal, is considered to be of medium quality and has speculative characteristics) or in unrated municipal bonds if, based upon credit analysis by the manager, it is believed that such securities are at least of comparable quality to those securities in which the fund may invest. In determining the suitability of an investment in an unrated municipal bond, the manager will take into consideration debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer and other general conditions as may be relevant, including comparability to other issues. After a fund purchases a municipal bond, the issue may cease to be rated or its rating may be reduced below the minimum required for purchase. Such an event would not require the elimination of the issue from the fund but the manager will consider such an event in determining whether the fund should continue to hold the security.

   Each fund's (except California Money Market, New York Money Market and Massachusetts Money Market Portfolios) short-term municipal obligations will be limited to high-grade obligations (obligations that are secured by the full faith and credit of the United States or are rated MIG 1 or MIG 2, VMIG 1 or VMIG 2 or Prime-1 or Aa or better by Moody's or SP-1+, SP-1, SP-2, or A-1 or AA or better by S&P or have a rating within comparable categories by any other NRSRO, or obligations that are unrated but determined by the manager to be comparable).

   Short-Term Instruments. Among the types of short-term instruments in which each fund may invest are floating- or variable-rate demand instruments, tax-exempt commercial paper (generally having a maturity of less than nine months), and other types of notes generally having maturities of less than three years, such as Tax Anticipation Notes, Revenue Anticipation Notes, Tax and Revenue Anticipation Notes and Bond Anticipation Notes. Demand instruments usually have an indicated maturity of more than one year, but contain a demand feature that enables the holder to redeem the investment on no more than 30 days' notice; variable-rate demand instruments provide for automatic establishment of a new interest rate on set dates; floating-rate demand instruments provide for automatic adjustment of their interest rates whenever some other specified interest rate changes (e.g., the prime rate). Each fund may purchase participation interests in variable-rate tax-exempt securities (such as Industrial Development Bonds) owned by banks. Participations are frequently backed by an irrevocable letter of credit or guarantee of a bank that the manager has determined meets the prescribed quality standards for the fund. Participation interests will be purchased only; if management believes interest income on such interests will be tax-exempt when distributed as dividends to shareholders.

   Investments in participation interests in variable-rate tax-exempt securities (such as IDBs) purchased from banks give the purchaser an undivided interest in the tax-exempt security in the proportion that the fund participation interest bears to the total principal amount of the tax-exempt security with a demand repurchase feature. Participation interests are frequently backed by an irrevocable letter of credit or guarantee of a bank that the manager, under the supervision of the Trustees, has determined meets the prescribed quality standards for the

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fund. A fund has the right to sell the instrument back to the bank and draw on the letter of credit on demand on seven days' notice or less, for all or any part of the fund's participation interest in the tax-exempt security, plus accrued interest. Each fund intends to exercise the demand under the letter of credit only (1) upon a default under the terms of the documents of the tax-exempt security, (2) as needed to provide liquidity in order to meet redemptions, or (3) to maintain a high quality investment fund. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the tax-exempt securities over the negotiated yield at which the instruments were purchased by a fund. The manager will monitor the pricing, quality and liquidity of the variable-rate demand instruments held by each fund, including the IDBs supported by bank letters of credit or guarantees, on the basis of published financial information, reports of rating agencies and other bank analytical services to which the manager may subscribe.

   Limited Term Portfolio. The Limited Term Portfolio tries to reduce the volatility of its share prices by seeking to maintain an average effective portfolio maturity of between 3 and 10 years. It measures the "average" maturity of all of its securities on a "dollar-weighted" basis, meaning that larger securities holdings have a greater effect on overall portfolio maturity than smaller holdings.

   The "effective" maturity of a security is not always the same as the stated maturity date. A number of factors may cause the "effective" maturity to be shorter than the stated maturity. For example, a bond's effective maturity might be deemed to be shorter (for pricing and trading purposes) than its stated maturity if its coupon interest rate or rate of accretion of discount on the bond, is higher than current market interest rates when the bond is callable (that means the issuer can pay off the bond prior to its stated maturity) in addition to other factors such as mandatory put provisions and scheduled sinking fund payments. When interest rates change, securities that have an effective maturity that is shorter than their stated maturity tend to behave like securities having those shorter maturity dates.

   Money Market Instruments. The California Money Market Portfolio, New York Money Market Portfolio and Massachusetts Money Market Portfolio each operate as a money market fund, and utilize certain investment policies so that, to the extent reasonably possible, its price per share will not change from $1.00, although no assurance can be given that this goal will be achieved on a continuous basis. For example, none of these funds will purchase a security which, after giving effect to any demand features, has a remaining maturity of greater than 397 days, or maintain a dollar-weighted average fund maturity in excess of 90 days.

   The California Money Market, New York Money Market and Massachusetts Money Market Portfolios' investments are limited to United States dollar-denominated instruments that, at the time of acquisition (including any related credit enhancement features) have received a rating in one of the two highest categories for short-term debt obligations from the "Requisite NRSROs," securities of issuers that have received such a rating with respect to other comparable securities, and comparable unrated securities. "Requisite NRSROs" means (a) any two nationally recognized statistical rating organizations NRSROs) that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) one NRSRO, if only one NRSRO has issued such rating at the time that the fund acquires the security. The NRSROs currently designated as such by the Securities and Exchange Commission ("SEC") are Standard & Poor's ("S&P"), Moody's, Duff and Phelps Inc., Fitch Inc. ("Fitch") and Thomson BankWatch.

   The California Money Market, New York Money Market and Massachusetts Money Market Portfolios' may each invest up to 20% of the value of their assets in one or more of the three principal types of derivative product structures described below. Derivative products are typically structured by a bank, broker-dealer or other financial institution. A derivative product generally consists of a trust or partnership through which the fund holds an interest in one or more underlying bonds coupled with a conditional right to sell ("put") the fund's interest in the underlying bonds at par plus accrued interest to a financial institution (a "Liquidity Provider"). Typically, a derivative product is structured as a trust or partnership which provides for pass-through tax-exempt income. There are currently three principal types of derivative structures: (1) "Tender Option Bonds", which are instruments which grant the holder thereof the right to put an underlying bond at par plus accrued interest at

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specified intervals to a Liquidity Provider; (2) "Swap Products", in which the trust or partnership swaps the payments due on an underlying bond with a swap counterpart who agrees to pay a floating municipal money market interest rate; and (3) "Partnerships", which allocate to the partners income, expenses, capital gains and losses in accordance with a governing partnership agreement.

   Investments in derivative products raise certain tax, legal, regulatory and accounting issues which may not be presented by investments in other municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of a fund. For example, the tax-exempt treatment of the interest paid to holders of derivative products is premised on the legal conclusion that the holders of such derivative products have an ownership interest in the underlying bonds. While the fund receives an opinion of legal counsel to the effect that the income from each derivative product is tax-exempt to the same extent as the underlying bond, the Internal Revenue Service (the "IRS") has not issued a ruling on this subject. Were the Internal Revenue Service (the "IRS") to take a contrary position, there is a risk that the interest paid on such derivative products would be deemed taxable.

   The funds intend to limit the risk of derivative products by purchasing only those derivative products that are consistent with the funds' investment objective and policies. The funds will not use such instruments to leverage securities. Hence, derivative products' contributions to the overall market risk characteristics of a fund will not materially alter its risk profile and will be fully representative of the fund's maturity guidelines.

   Stand-By Commitments. The California Money Market, New York Money Market and Massachusetts Money Market Portfolios may acquire "stand-by commitments" with respect to municipal obligations held in their respective funds. Under a stand-by commitment a dealer agrees to purchase, at the fund's option, specified municipal obligations at a specified price. The funds intend to enter into stand-by commitments only with dealers, banks and broker-dealers that, in the opinion of the manager, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, the manager will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information. Because a fund invests in securities backed by banks and other financial institutions, change in the credit quality of these institutions could cause losses to the fund and affect its share price. The funds will acquire stand-by commitments solely to facilitate fund liquidity and do not intend to exercise their rights thereunder for trading purposes.

   Other Factors to be Considered. The California Money Market, New York Money Market and Massachusetts Money Market Portfolios anticipate being as fully invested as practicable in tax-exempt securities. The funds may invest in taxable investments due to market conditions or pending investment of proceeds from sales of shares or proceeds from the sale of fund securities or in anticipation of redemptions. However, the funds generally expect to invest the proceeds received from the sale of shares in municipal obligations as soon as reasonably possible, which is generally within one day. At no time will more than 20% of the funds' net assets be invested in taxable investments except when the manager has determined that market conditions warrant a fund adopting a temporary defensive investment posture. To the extent a fund's assets are invested for temporary defensive purposes, such assets will not be invested in a manner designed to achieve a fund's investment objective.

   From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations, and similar proposals may be introduced in the future. If one of these proposals were enacted, the availability of tax-exempt obligations for investment by the funds and the value of a fund's investments would be affected. The fund's Board of Trustees would then reevaluate the fund's investment objective and policies.

   Municipal Bond Index Futures Contracts. The funds (except California Money Market, New York Money Market and Massachusetts Money Market Portfolios) may each invest in municipal bond futures contracts (currently traded on the Chicago Board of Trade). Municipal bond futures contracts are listed contracts based on U.S. government securities and are used by each fund as a hedging policy in pursuit of its investment objective;

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provided that immediately thereafter not more than 33 1/3% of the fund's net assets would be hedged or the amount of margin deposits on the fund's existing futures contracts would not exceed 5% on the value of its total assets. A municipal bond index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specific dollar amount multiplied by the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. No physical delivery of the underlying municipal bonds in the index is made. Municipal bond index futures contracts based on an index of 40 tax-exempt, long-term municipal bonds with an original issue size of at least $50 million and a rating of A- or higher by S&P or A or higher by Moody's began trading in mid-1985. The purpose of the acquisition or sale of a municipal bond index futures contract by the fund, as the holder of long-term municipal securities, is to protect a fund from fluctuations in interest rates on tax-exempt securities without actually buying or selling long-term municipal securities.

   There are several risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts by a fund is subject to the manager's ability to predict correctly movements in the direction of interest rates. Such predictions involve skills and techniques, which may be different from those involved in the management of a long-term municipal bond fund. In addition, there can be no assurance that there will be a correlation between movements in the price of the municipal bond index and movements in the price of the Municipal Bonds, which are the subject of the hedge. The degree of imperfection of correlation depends upon various circumstances, such as variations in speculative market demand for futures contracts and municipal securities, technical influences on futures trading, and differences between the municipal securities being hedged and the municipal securities underlying the futures contracts, in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision of whether, when and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates.

   Although a fund intends to purchase or sell futures contracts only if there is an active market for such contracts, there is no assurance that a liquid market will exist for the contracts at any particular time. Most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, the fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the fund being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee that the price of Municipal Bonds will, in fact, correlate with the price movements in the municipal bond index futures contract and thus provide an offset to losses on a futures contract.

   If a fund has hedged against the possibility of an increase in interest rates adversely affecting the value of the Municipal Bonds held in its fund and rates decrease instead, the fund will lose part or all of the benefit of the increased value of the Municipal Bonds it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices, which reflect the decline in interest rates. The fund may have to sell securities at a time when it may be disadvantageous to do so.

   When a fund purchases municipal bond index futures contracts, an amount of cash and U.S. government securities or other high grade debt securities equal to the market value of the futures contracts will be deposited in a segregated account with the fund's custodian or in the fund's records to collateralize the positions and thereby insure that the use of such futures contracts is not leveraged. In addition, the ability of a fund to trade in municipal bond index futures contracts and options on interest rate futures contracts may be materially limited by the requirements of the Code applicable to a regulated investment company. See "Taxes."

   Interest Rate Futures Contracts. A fund may purchase and sell interest rate futures contracts as a hedge against changes in interest rates. An interest rate futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Interest rate futures contracts are traded on designated "contracts markets" which, through their clearing corporations, guarantee performance of the contracts. Currently, there are interest rate futures contracts based on securities such as long-term Treasury bonds, Treasury notes, GNMA certificates and three-month Treasury bills.

   Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into an interest rate futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the interest rate futures contract might be accomplished more easily and quickly. For example, if a fund holds long-term U.S. government securities and SBFM anticipates a rise in long-term interest rates, the fund could, in lieu of disposing of its portfolio securities, enter into interest rate futures contracts for the sale of similar long-term securities. If interest rates increased and the value of the fund's securities declined, the value of the fund's interest rate futures contracts would increase, thereby protecting the fund by preventing the net asset value from declining as much as it otherwise would have declined. Similarly, entering into interest rate futures contracts for the purchase of securities has an effect similar to the actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if SBFM expects long-term interest rates to decline, the fund might enter into interest rate futures contracts for the purchase of long-term securities, so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities that it intends to purchase, while continuing to hold higher-yielding short-term securities or waiting for the long-term market to stabilize.

   Municipal Leases. Each fund (except California Money Market, New York Money Market and Massachusetts Money Market Portfolios) may invest without limit in "municipal leases," which generally are participations in intermediate- and short-term debt obligations issued by municipalities consisting of leases or installment purchase contracts for property or equipment. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are often secured by the underlying property, disposition of the property in the event of foreclosure might prove difficult. There is no limitation on the percentage of the fund's assets that may be invested in municipal lease obligations. In evaluating municipal lease obligations, the manager will consider such factors as it deems appropriate, which may include: (a) whether the lease can be canceled; (b) the ability of the lease obligee to direct the sale of the underlying assets; (c) the general creditworthiness of the lease obligor; (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (f) whether the security is backed by a credit enhancement such as insurance; and
(g) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services rather than those covered by the lease obligation.

   Private Activity Bonds. Each fund may invest without limits in private activity bonds. Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the federal individual and corporate alternative minimum taxes.

Individual and corporate shareholders may be subject to a federal alternative minimum tax to the extent that the fund's dividends are derived from interest on those bonds. Dividends derived from interest income on tax-exempt municipal obligations are a component of the "current earnings" adjustment item for purposes of the federal corporate alternative minimum tax.

   Zero Coupon or Deferred Interest Securities. Each fund (except California Money Market, New York Money Market and Massachusetts Money Market Portfolios) may invest in zero coupon or deferred interest bonds. Zero coupon or deferred interest securities are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified cash payment date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par values. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon or deferred interest securities generally are more volatile than the market prices of other debt securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do debt securities having similar maturities and credit quality. The credit risk factors pertaining to low-rated securities also apply to low-rated zero coupon or deferred interest bonds. Such zero coupon or deferred interest bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the fund will realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the fund may obtain no return at all on its investment.

   Current federal income tax laws may require the holder of a zero coupon or deferred interest security to accrue income with respect to that security prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, a fund may be required to distribute income accrued with respect to zero coupon or deferred interest securities and may have to dispose of fund securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

   When-Issued Securities. Each fund may purchase municipal bonds on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). The payment obligation and the interest rate that will be received on the municipal bonds purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment. Although a fund will purchase municipal bonds on a when-issued basis only with the intention of actually acquiring the securities, the fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy.

   Municipal bonds are subject to changes in value based upon the public's perception of the creditworthiness of the issuers and changes, real or anticipated, in the level of interest rates. In general, municipal bonds tend to appreciate when interest rates decline and depreciate when interest rates rise. Purchasing municipal bonds on a when-issued basis, therefore, can involve the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. To account for this risk, a separate account of the fund consisting of cash or liquid debt securities equal to the amount of the when-issued commitments will be established at the fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account on a daily basis so the value of the account will equal the amount of such commitments by the fund. Placing securities rather than cash in the segregated account may have a leveraging effect on the fund's net assets. That is, to the extent the fund remains substantially fully invested in securities at the same time it has committed to purchase securities on a when-issued basis, there will be greater fluctuations in its net assets than if it had set aside cash to satisfy its purchase commitments. Upon the settlement date of the when-issued securities, the fund will meet obligations from then-available cash flow, sale of securities held in the segregated account, sale of other securities or, although it normally would not expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the fund's payment obligations). Sales of securities to meet such obligations may involve the realization of capital gains, which are not exempt from federal income taxes or individual state personal income tax.

   When a fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

   Short-Term Trading. Fund transactions will be undertaken principally to accomplish each fund's objective in relation to anticipated movements in the general level of interest rates, but each fund may also engage in short-term trading consistent with its objective.

   Short-Term Borrowing. The funds may borrow on a short-term basis in amounts of up to 5% of its assets in order to facilitate the settlement of fund securities transactions.

   Diversified Status. The Florida Portfolio, Georgia Portfolio, New York Portfolio and Pennsylvania Portfolio and the Massachusetts Money Market, New York Money Market and California Money Market Portfolios are each registered as a non-diversified investment company under the 1940 Act, which means that the funds are not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. However, the California, New York and Massachusetts Money Market Portfolios intend to comply with the diversification requirements under Rule 2a-7 of the 1940 Act. Each fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Code, which will relieve each fund of any liability for federal income tax and California and New York state, respectively, franchise tax to the extent its earnings are distributed to shareholders. To so qualify, among other requirements, the funds will limit their investments so that, at the close of each quarter of the taxable year, (a) not more than 25% of the market value of the fund's total assets will be invested in the securities of a single issuer and (b) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the fund will not own more than 10% of the outstanding voting securities of a single issuer. The funds' assumption of large positions in the obligations of a small number of issuers may cause a fund's share price to fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

   Illiquid Securities. Each fund (except California Money Market, New York Money Market and Massachusetts Money Market Portfolios) will not invest more than 15% of the value of its net assets in illiquid securities, including those for which there is no established market. The New York Money Market, California Money Market and Massachusetts Money Market Portfolios will not invest more than 10% of the value of their total assets in illiquid securities, which may include certain derivative products and will include any repurchase transactions that do not mature within seven days.

   Portfolio Turnover. Each fund's portfolio turnover rate (the lesser of purchases or sales of fund securities during the year, excluding purchases or sales of short-term securities, divided by the monthly average value of fund securities) generally is not expected to exceed 100%, but the fund turnover rate will not be a limiting factor whenever the fund deems it desirable to sell or purchase securities. Securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another security of comparable quality may be purchased at approximately the same time in order to take advantage of what the fund believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of tax-exempt securities.

   Special Considerations Relating to California Municipal Securities. See Appendix B for a discussion of the considerations relating to California Municipal Securities.

   Special Considerations Relating to Florida Municipal Securities. See Appendix C for a discussion of the considerations relating to Florida Municipal Securities.

   Special Considerations Relating to Georgia Municipal Securities. See Appendix D for a discussion of the considerations relating to Georgia Municipal Securities.

   Special Considerations Relating to New York Municipal Securities. See Appendix E for a discussion of the considerations relating to New York Municipal Securities.

   Special Considerations Relating to Pennsylvania Municipal Securities. See Appendix F for a discussion of the considerations relating to Pennsylvania Municipal Securities.

   Special Considerations Relating to Massachusetts Municipal Securities. See Appendix G for a discussion of the considerations relating to Massachusetts Municipal Securities.

   Special Considerations Relating to U.S. Virgin Islands and Guam Municipal Securities. See Appendix H for a discussion of the considerations relating to U.S. Virgin Islands and Guam Municipal Securities.

   Special Considerations Relating to Puerto Rico Municipal Securities. See Appendix I for a discussion of the considerations relating to Puerto Rico Municipal Securities.

Investment Restrictions

   Each of the funds is subject to certain restrictions and policies that are "fundamental," which means that they may not be changed without a "vote of a majority of the outstanding voting securities" of the fund, as defined under the 1940 Act and Rule 18f-2 thereunder (see "Voting"). The funds are subject to other restrictions and policies that are "non-fundamental" and which may be changed by the fund's Board of Trustees without shareholder approval, subject to any applicable disclosure requirements.

   Fundamental Policies--All funds. Without the approval of a majority of its outstanding voting securities, no fund may:

   1. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

   2. Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

   3. Borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.

   4. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its fund securities, to the fullest extent permitted under the 1940 Act.

   5. Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, ("the 1933 Act") in disposing of fund securities.

   6. Purchase or sell real estate, real estate mortgages, real estate investment trust securities, commodities or commodity contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein;
(b) holding or selling real estate received in connection with securities it holds or held; or (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the fund's investment objective and policies).

   Additional Fundamental Policies. Without the approval of a majority of its outstanding voting securities, neither the National Portfolio nor the Limited Term Portfolio may:

   1. Invest in a manner that would cause the fund to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

   Nonfundamental Policies.  As a nonfundamental policy, no fund may:

   1. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of fund securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

   2. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

   3. Write or purchase put, call, straddle or spread options.

   4. Invest more than 5% of its assets in unseasoned issuers with less than three years of continuous operations (including that of predecessors).

   5. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that each fund may invest in the securities of issuers which operate, invest in, or sponsor such programs.

   Additional Nonfundamental Policies.  As a nonfundamental policy,

   1. Neither the National Portfolio nor the New York Portfolio may invest in securities of another investment company except as permitted by Section 12(d)(1) of the 1940 Act or as part of a merger, consolidation, or acquisition.

   All of the foregoing restrictions stated in terms of percentages will apply at the time an investment is made; a subsequent increase or decrease in the percentage that may result from changes in values or net assets will not result in a violation of the restriction.

                 TRUSTEES AND EXECUTIVE OFFICERS OF THE TRUST

   Overall responsibility for management and supervision of the fund rests with the fund's board of trustees. The trustees approve all significant agreements between the portfolios and the companies that furnish services to the portfolios, including agreements with the fund's distributor, investment adviser, custodian and transfer agent. The day-to-day operations of the fund are delegated to the manager.

   The names of the trustees of the trust and executive officers of the fund, together with information as to their principal business occupations during the past five years, are set forth below. The executive officers of the fund are employees of organizations that provide services to the fund.

                                                                                  Number of
                                                                                  Investment
                                        Term of                                   Companies
                                      Office* and                                  in Fund
                          Position(s)   Length                                     Complex
                           Held with    of Time       Principal Occupation(s)      Overseen  Other Directorships
 Name, Address, and Age      Fund       Served          During Past 5 Years       by Trustee   Held by Trustee
 ----------------------   ----------- ----------- ------------------------------- ---------- --------------------
NON-INTERESTED TRUSTEES
Lee Abraham..............  Trustee       1993     Retired; Former Chairman             9     Signet Group plc
37 Fairwynds Drive                                and CEO of Associated Corp.,
Lenox, MA 01240                                   a major retail merchandising
Age: 74                                           organization; Former Director
                                                  of Galey & Lord, Liz
                                                  Claiborne, R.G. Barry
                                                  Corporation and eNote.Com
                                                  Inc.

Allan J. Bloostein.......  Trustee       1985     President of Allan J. Bloostein     16     Taubman Centers Inc.
27 West 67th Street                               Associates, a consulting firm;
New York, NY 10023                                Former Director of CVS
Age: 72                                           Corporation

Jane F. Dasher...........  Trustee       1999     Controller of PBK Holdings, a        9     None
283 Greenwich Ave                                 family investment firm
Greenwich, CT 06830
Age: 52

Donald R. Foley..........  Trustee       1999     Retired                              9     None
3668 Freshwater Drive
Jupiter, FL 33477
Age: 79

Richard E. Hanson, Jr....  Trustee       1985     Retired; Formerly Head of            9     None
2751 Vermont Rte 140                              The New Atlanta Jewish
Poultney, VT 05764                                Community High School,
Age: 60                                           Atlanta Georgia

Paul Hardin..............  Trustee       1999     Professor of Law and                15     None
12083 Morehead                                    Chancellor Emeritus at
Chapel Hill, NC 27514                             University of North Carolina
Age: 71                                           at Chapel Hill

Roderick C. Rasmussen....  Trustee       1999     Investment Counselor                 9     None
9 Cadence Court
Morristown, NJ 07960
Age: 76

John P. Toolan...........  Trustee       1999     Retired                              9     Trustee John
13 Chadwell Place                                                                            Hancock Funds
Morristown, NJ 07960
Age: 71

INTERESTED TRUSTEES

Heath B. McLendon **.....  Trustee/      1995     Managing Director of SSB;           74     None
SSB                        Chairman               President and Director of
125 Broad Street                                  Smith Barney Funds
New York, NY 10004                                Management ("SBFM" or the
Age: 69                                           Manager) and Travelers
                                                  Investment Adviser, Inc
                                                  ("TIA"); Director of The
                                                  Travelers Investment
                                                  Management Company

R. Jay Gerken**..........  Trustee/      2002     Managing Director of SSB            41     None
SSB                        President
125 Broad Street
New York, NY 10004
Age: 51

                                                                                Number of
                                                                                Investment
                                        Term of                                 Companies
                                      Office* and                                in Fund
                        Position(s)     Length                                   Complex
                         Held with      of Time      Principal Occupation(s)     Overseen  Other Directorships
Name, Address, and Age     Fund         Served         During Past 5 Years      by Trustee   Held by Trustee
---------------------- -------------- ----------- ----------------------------- ---------- -------------------

EXECUTIVE OFFICERS

Joseph Deane.......... Vice President    1999     Managing Director of SSB         N/A             N/A
SSB                    and                        and Investment Officer of
333 West 34th Street   Investment                 SBFM
New York, NY 10001     Officer
Age: 54

Peter Coffey.......... Vice President    1987     Managing Director of SSB         N/A             N/A
SSB                    and                        and Investment Officer of
333 West 34th Street   Investment                 SBFM
New York, NY 10001     Officer
Age: 58

Julie Callahan........ Vice President    2002     Assistant Vice President of      N/A             N/A
SSB                    and                        SSB
333 West 34th Street   Investment
New York, NY 10001     Officer
Age: 29

Lewis E. Daidone...... Senior Vice       1990     Managing Director of SSB;        N/A             N/A
SSB                    President and              Senior Vice President and
125 Broad Street       Chief                      Chief Administrative Officer
New York, NY 10004     Administrative             of Smith Barney Mutual
Age: 44                Officer                    Funds; Director and Senior
                                                  Vice President of the Manager
                                                  and TIA

Richard Peteka........ Chief             2002     Director of SSB; Vice            N/A             N/A
SSB                    Financial                  President, Head of Mutual
125 Broad Street       Officer and                Fund Administration and
New York, NY 10004     Treasurer                  Treasurer at Oppenheimer
Age: 41                                           Capital from 1996-1999

Kaprel Ozsolak........ Controller        2002     Vice President of SSB            N/A             N/A
SSB
125 Broad Street
New York, NY 10004
Age: 36

Christina T. Sydor.... Secretary         1987     Managing Director of SSB;        N/A             N/A
SSB                                               General Counsel and
300 First Stamford Pl.                            Secretary of the Manager and
Stamford, CT 06902                                TIA
Age: 51

--------
*  Trustees are elected until their successors are elected and qualified.
** Mr. McLendon and Mr. Gerken are Trustees who are "interested persons" of the fund as defined in the 1940 Act because they are officers of SBFM and its affiliates.

   The following table shows the amount of equity securities owned by the Trustees in the fund and in other investment companies associated with Citigroup Inc. ("Citigroup") supervised by the Trustees for the calendar year ended December 31, 2001.

                                                         Aggregate Dollar Range
                                                          of Equity Securities
                                         Dollar Range  in All Investment Companies
                                           of Equity         Associated with
                                         Securities in    Citigroup Overseen by
Name of Trustee                            the Fund            the Trustee
---------------                          ------------- ---------------------------
Interested Trustees:
Heath B. McLendon.......................     None             Over $100,000
R. Jay Gerken...........................     None             Over $100,000

Disinterested Trustees:
Lee Abraham.............................     None                 None
Allan J. Bloostein......................     None             Over $100,000
Jane F. Dasher..........................     None            $10,001-$50,000
Donald R. Foley.........................     None             Over $100,000
Richard E. Hanson, Jr...................     None              $1-$10,000
Paul Hardin.............................     None             Over $100,000
Roderick C. Rasmussen...................     None            $10,001-$50,000
John P. Toolan.......................... $1-$10,000/1/        Over $100,000

--------
/1/ As of July 9, 2002, John P. Toolan has 1.51% ownership in Florida Portfolio
    Class A

   As of July 9, 2002, the Trustees and officers of the fund, as a group, owned less than 1% of the outstanding shares of beneficial interest of the fund/1/.

   The fund has no compensation committee of the Board or any committee performing similar functions. The fund has an administrative and governance committee composed of four independent trustees, Lee Abraham, Jane Dasher, Donald R. Foley and Paul Hardin, which acts as a nominating committee of the Board of Trustees.

   The Nominating Committee is charged with the duty of making all nominations for Independent Trustees to the board of trustees. The Nominating Committee will consider nominees recommended by each fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the fund's Secretary. The Nominating Committee did not meet during each fund's most recent fiscal year.

   The fund has an audit and investment performance committee ("Audit Committee") comprised solely of members who are independent as defined in the New York Stock Exchange's ("NYSE") Listed Company Manual. The members of the Audit and Investment Performance Committee are John Toolan, Alan J. Bloostein, Richard E. Hanson and Roderick C. Rasmussen.

   In accordance with its written charter adopted by the board of trustees, the Audit Committee assists the board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the funds. It also makes recommendations to the board as to the selection of the independent public accountants, reviews the methods, scope and result of the audits and audit fees charged, and reviews the funds' internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the funds, its adviser and affiliates by the independent public accountants. During the fund's most recent fiscal year, the Audit Committee met once.

   The fund also has a pricing committee composed of the Chairman of the Board and one independent Trustee which is charged with determining fair value prices for securities when required.

   No disinterested Trustee owned (nor did certain family members of those Trustees own) securities in the Manager, SSB, or any person directly or indirectly controlling, controlled by, or under common control with the Manager or SSB as of March 30, 2002.

   No officer, Trustee or employee of SSB or any SSB parent or subsidiary receives any compensation from the trust for serving as an officer or Trustee of the trust. Fees for trustees who are not "interested persons" of the trust and who are trustees of a group of funds sponsored by SSB are set at $60,000 per annum and are allocated based on relative net assets of each fund in the group plus a per meeting fee of $2,500 with respect to in-person meetings. In addition, these trustees received $100 per fund for each telephone meeting plus travel and out-of-pocket expenses incurred in connection with board meetings. The board meeting fees and out-of-pocket expenses are borne proportionately by each individual fund or portfolio in the group. For the fiscal year ended March 30, 2002, such travel and out-of-pocket expenses totaled $13,380.

   The following table shows the compensation paid by the fund to each trustee during the fund's last fiscal year. None of the officers of the fund received any compensation from the fund for such period. Fees for trustees who are not "interested persons" of the fund and who are trustees of a group of funds sponsored by Salomon Smith Barney are set at $60,000 per annum and are allocated based on relative net assets of each fund in the group. In addition, these trustees received $100 per fund or portfolio for each meeting attended plus travel and out-of-pocket expenses incurred in connection with board meetings. The board meeting fees and out-of-pocket expenses are borne equally by each individual fund or portfolio in the group. Officers and interested trustees of the fund are compensated by Salomon Smith Barney.

                              COMPENSATION TABLE

                                                 Pension or        Total
                                  Aggregate      Retirement     Compensation
                                Compensation      Benefits       from Fund    Number of Funds
                                  from Fund    Accrued as part  Complex for   for Which Person
                               For Fiscal Year     of Fund     Calendar Year   Serves within
       Name of Person          Ended 03/31/02     Expenses     Ended 12/31/01   Fund Complex
       --------------          --------------- --------------- -------------- ----------------
Lee Abraham...................     $5,195            $0           $ 73,500            9
Allan J. Bloostein............      4,971             0            117,100           16
Jane F. Dasher................      5,296             0             74,700            9
Donald R. Foley+..............      4,692             0             71,500            9
R. Jay Gerken*................          0             0                  0           41
Richard E. Hanson.............      5,434             0             73,800            9
Paul Hardin...................      5,296             0            110,800           15
Heath B. McLendon*............          0             0                  0           74
Roderick C. Rasmussen+........      4,912             0             59,200           11
John P. Toolan+...............      5,195             0             74,100            9
R. Jay Gerken*................          0             0                  0           41

--------
* Mr. McLendon is an "interested person" as defined in the 1940 Act, because he is Managing Director of SSB and a director and/or officer of affiliates of SBMF, the Fund's investment adviser. Mr. Gerken is an "interested person" as defined in the 1940 Act, because he is Managing Director of SSB and a director and/or officer of affiliates of SBMF, the Fund's investment adviser.
+ Pursuant to a deferred compensation plan, the indicated persons elected to defer payment of the following amounts of their aggregate compensation from the Trust: Donald R. Foley--$1,603, Roderick C. Rasmussen--$2,005 and John P. Toolan--$5,195, and the following amounts of their total compensation from the Fund Complex: Donald R. Foley--$21,600, Roderick C. Rasmussen--$15,000 and John P. Toolan: $74,100.
  Upon attainment of age 72 the fund's current Trustees may elect to change to emeritus status. Any Trustees elected or appointed to the Board in the future will be required to change to emeritus status upon attainment of age 80. Trustees Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the fund's Trustees, together with reasonable out-of-pocket expenses for each meeting attended. For the last fiscal year, the total paid to Emeritus Trustees by the Trust was $2,450.

   On July 9, 2002, the Trustees and officers owned in the aggregate less than 1% of the outstanding shares of each fund of the Trust.

Investment Manager and Administrator

   SBFM is investment manager to each of the funds pursuant to a written agreement (the "Advisory Agreement"). The services provided by the manager under each Advisory Agreement are described in the prospectuses under "Management." The manager pays the salary of any officer and employee who is employed by both it and the funds. The manager bears all expenses in connection with the performance of its services. The Manager is a wholly owned subsidiary of Citigroup. SBFM (through predecessor entities) has been in the investment counseling business since 1968 and renders investment advice to a wide variety of individual, institutional and investment company clients that had aggregate assets under management as of June 30, 2002 consisting of $101.9 billion.

   The Advisory Agreements for the National Portfolio, the Georgia Portfolio and Pennsylvania Portfolio provides for a management fee at the annual rate of 0.45% of the fund's average net assets. The management fee for the Limited Term Portfolio, the Florida Portfolio and the New York Portfolio is an annual rate of 0.50% of the fund's average net assets.

   At a Meeting of Shareholders of the Limited Term Portfolio, the Florida Portfolio and the New York Portfolio held on December 15, 1995, the shareholders of each of these funds approved a new Advisory Agreement that increases the effective management fee paid by Smith Barney Muni Funds on behalf of each of these funds from 0.45% to 0.50% of each of these funds' average daily net assets.

   The Advisory Agreements for the California Money Market Portfolio, the New York Money Market Portfolio and the Massachusetts Money Market Portfolio provide for the payment of a management fee at an annual rate based on each Money Market Portfolio's average daily net assets in accordance with the following schedule:

      0.500% on the first $2.5 billion of average daily net assets; 0.475% on the next $2.5 billion;
      0.450% on the next $2.5 billion; and
      0.400% on net assets in excess of $7.5 billion.

   Based on the current asset levels of each Money Market Portfolio, except California Money Market, the effective rate of the management fee for each of the money market funds is 0.50%. The effective rate of the management fee for California Money Market Portfolio is 0.497%.

   For the fiscal years or period ended March 31, 2002, 2001 and 2000, the management fee paid by each fund was as follows:

       PORTFOLIO                         2002        2001        2000
       ---------                      ----------- ----------- -----------
       National...................... $ 2,208,808 $ 1,957,558 $ 1,990,024
       Limited Term..................   1,583,177   1,320,269   1,755,970
       New York......................   4,133,872   3,367,819   3,530,004
       Florida.......................   1,162,060   1,103,990   1,132,816
       California Money..............  14,650,786  15,681,066  11,636,111
       New York Money................  10,132,331   8,665,074   7,182,349
       Georgia.......................     291,856     269,510     249,390
       Pennsylvania (a)..............     351,596     288,503     310,437
       Massachusetts Money (b).......   1,552,705   1,404,178     457,792

--------
(a) The manager waived $81,072, $128,223 and $156,264 of its management fees for the fund for the fiscal years ended March 31, 2000, 2001 and 2002, respectively.
(b) Massachusetts Money Market Portfolio commenced operations on September 14, 1999. The manager waived $101,448, $43,424 and $23,706 of its fees for the fund for the fiscal years ended March 31, 2000, 2001 and 2002, respectively.

   The Advisory Agreement has an initial term of two years and continues in effect, from year to year thereafter if such continuance is specifically approved at least annually by the fund's board of trustees or by a majority of the outstanding voting securities of the fund, and in either event, by a majority of the Independent Trustees of the fund's board with such Independent Trustees casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding shares. In approving the continuation of the fund's Advisory Agreement, the board, including the Independent Trustees, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by the Manager or its affiliates in connection with providing services to the fund, compared the fees charged by the Manager to those paid by similar funds or clients for comparable services, and analyzed the expenses incurred by the Manager with respect to the fund. The board also considered the fund's performance relative to a selected peer group and to other benchmarks, the expense ratio of the fund in comparison to other funds of comparable size, and other factors. Specifically, the board noted information received at regular meetings throughout the year related to fund performance and Manager services, and benefits potentially accruing to the Manager and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the Manager, as well as research services received by the manager from brokers-dealers who execute transactions on behalf of the fund. After requesting and reviewing such information as they deemed necessary, the board concluded that the continuation of the Advisory Agreement was in the best interests of the fund and its shareholders. The Independent Trustees were advised by separate independent legal counsel throughout the process. The fund or the manager may terminate the Advisory Agreement on sixty days' written notice without penalty. The Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).
   The Advisory Agreements further provide that all other expenses not specifically assumed by the manager under the Advisory Agreement on behalf of each fund are borne by the fund. Expenses payable by the fund include, but are not limited to, all charges of custodians (including sums as custodian and sums for keeping books and for rendering other services to the fund) and shareholder servicing agents, expenses of preparing, printing and distributing all prospectuses, proxy material, reports and notices to shareholders, all expenses of shareholders' and Trustees' meetings, filing fees and expenses relating to the registration and qualification of the fund's shares and the fund under Federal or state securities laws and maintaining such registrations and qualifications (including the printing of the fund's registration statements), fees of auditors and legal counsel, costs of performing fund valuations, out-of-pocket expenses of Trustees and fees of Trustees who are not "interested persons" as defined in the 1940 Act, interest, taxes and governmental fees, fees and commissions of every kind, expenses of issue, repurchase or redemption of shares, insurance expense, association membership dues, all other costs incident to the fund's existence and extraordinary expenses such as litigation and indemnification expenses. Direct expenses of each portfolio of the fund, including but not limited to the management fee, are charged to that fund, and general trust expenses are allocated among the funds on the basis of relative net assets.

   The manager has voluntarily agreed to waive its fees if in any fiscal year the aggregate expenses of any Class of the following funds, exclusive of 12b-1 fees, taxes, brokerage, interest and extraordinary expenses, such as litigation costs, exceed the indicated percentage of such fund's average net assets for that fiscal year:

                 National................................ 0.65%
                 Limited Term............................ 0.70%
                 New York................................ 0.70%
                 Florida................................. 0.70%
                 California Money Market................. 0.70%
                 New York Money Market................... 0.70%
                 Georgia................................. 0.65%
                 Pennsylvania............................ 0.65%
                 Massachusetts Money Market.............. 0.70%

   The foregoing expense limitations may be terminated at any time by the manager by notification to existing shareholders and by supplementing the relevant fund's then-current prospectus and/or SAI.

                                 DISTRIBUTION

   Distributor. Effective June 5, 2000, Salomon Smith Barney, Inc., located at 388 Greenwich Street, New York, New York 10013 and PFS Distributors, Inc. ("PFS Distributors") serve as the fund's co-distributors pursuant to written agreements dated June 5, 2000 (the "Distribution Agreements") which was approved by the fund's Board of Trustees, including a majority of the independent directors, on June 26, 2002. Prior to and up to June 5, 2000, CFBDS, Inc. served as each Fund's Distributor.

   The Distributor may be deemed to be an underwriter for purposes of the 1933 Act. From time to time, the Distributor, or PFS Distributors or its affiliates may also pay for certain non-cash sales incentives provided to PFS Registered Representatives. Such incentives do not have any effect on the net amount invested. In addition to the reallowances from the applicable public offering price described above, PFS Distributors may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation to PFS Registered Representatives that sell shares of each portfolio.

   The Distributor has entered into a selling agreement with PFS Distributors and PFS Distributors has entered into an agreement with PFS Investments Inc. ("PFSI") giving PFSI the right to sell shares of each portfolio of the fund on behalf of the Distributor. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay only for such shares of each portfolio as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distribution Agreements are renewable from year to year if approved (a) by the trustees or by a vote of a majority of the fund's outstanding voting securities, and (b) by the affirmative vote of a majority of directors who are not parties to the Distribution Agreements or interested persons of any party by votes cast in person at a meeting called for such purpose. The Distribution Agreements provide that they will terminate if assigned, and that they may be terminated without penalty by either party on 60 days' written notice.

   For the fiscal year ended March 31, 2002, Salomon Smith Barney incurred distribution expenses for advertising, printing and mailing prospectuses, support services and overhead expenses, to Service Agents and for accruals for interest on the excess of Salomon Smith Barney expenses incurred in the distribution of the fund's shares over the sum of the distribution fees and Deferred Sales Charge received by Salomon Smith Barney are expressed in the following table:

                                Financial
                                Consultant    Branch   Advertising Printing Interest
Fund Name                      Compensation  Expenses    Expense   Expense  Expense
---------                      ------------ ---------- ----------- -------- --------
National Portfolio............  $  985,268  $  584,064  $159,311    $2,069  $ 80,799
Limited Term Portfolio........  $1,746,974  $1,273,006  $387,990    $  976  $122,799
Florida Portfolio.............  $  494,529  $  292,512  $ 71,973    $1,904  $ 49,023
Georgia Portfolio.............  $   94,909  $   80,622  $ 19,256    $  541  $  7,084
New York Portfolio............  $1,917,678  $1,026,749  $257,093    $5,094  $265,680
Pennsylvania Portfolio........  $  364,574  $  166,200  $ 36,075    $1,209  $ 42,942
New York MM...................  $1,057,034  $  478,609  $467,646    $    0  $      0
California MM.................  $1,526,489  $  682,945  $564,324    $    0  $      0
Massachusetts MM..............  $  162,779  $  132,425  $      0    $    0  $      0

   The Trust, on behalf of each fund, has adopted a plan of distribution pursuant to Rule 12b-1 (the "Plan") under the 1940 Act under which a service fee is paid by each class of shares (other than Class Y shares) of each fund to Salomon Smith Barney and PFSI in connection with shareholder service expenses. The only Classes of shares being offered for sale through PFSI are Classes A and B shares. Under the Plan, Salomon Smith Barney is paid a fee with respect to shares of each portfolio sold through Salomon Smith Barney and PFSI is paid a fee with respect to shares or each portfolio sold through PFS Distributors. Under the Plan, the fund pays Salomon Smith Barney, or PFSI (who pays its Registered Representative), as the case may be, a service fee equal to 0.15% of the average daily net assets of each class (the service fee payable by the Class A shares of the California Money Market, New York Money Market and Massachusetts Money Market Portfolios is 0.10%). The service fee, is primarily used to pay Service Agents for servicing shareholder accounts. In addition, each fund pays Salomon Smith Barney a distribution fee with respect to Class B and Class L shares (except California Money Market Portfolio, New York Money Market Portfolio and Massachusetts Money Market Portfolio which do not offer Class B or L shares and Limited Term Portfolio which does not offer Class B shares and has a different rate for its Class L shares), calculated at the annual rates of 0.50% and 0.55%, respectively, and 0.20% and .60% for Limited Term Portfolio Class O shares and Class L shares, of the value of the fund's average daily net assets attributable to those classes (and pays PFSI with respect to Class A and B) to cover expenses primarily intended to result in the sale of those shares. These expenses include: advertising expenses; the cost of printing and mailing prospectuses to potential investors; payment to and expenses of Service Agents and other persons who provide support services in connection with the distribution of shares; interest and/or carrying charges; and indirect and overhead costs of Salomon Smith Barney and PFSI associated with the sale of portfolio shares, including lease, utility, communications and sales promotion expenses. Class B shares that automatically convert to Class A shares eight years after the date of original purchase will no longer be subject to a distribution fee.

   For the year ended March 31, 2002, the table below represents the fees, which have been accrued and/or paid to Salomon Smith Barney pursuant to Rule 12b-1 for each of the fund's portfolios:

PORTFOLIO                            Class A   Class B  Class L  Class O** Class Y   Total
---------                           ---------- -------- -------- --------- ------- ----------
California Money Market............ $2,930,146      N/A      N/A      N/A    --    $2,930,146
National........................... $  618,916 $333,846 $188,139      N/A    --    $1,140,901
Limited Term**..................... $  367,771      N/A $190,211 $128,751    --    $  686,733
Florida............................ $  246,074 $342,278 $109,974      N/A    --    $  698,326
Georgia............................ $   67,956 $ 74,242 $ 56,996      N/A    --    $  199,194
New York........................... $  945,198 $935,152 $268,841      N/A    --    $2,149,191
New York Money Market.............. $2,012,655      N/A      N/A      N/A    --    $2,012,655
Pennsylvania....................... $   49,498 $217,242 $ 81,911      N/A    --    $  348,651
Massachusetts Money Market*........ $  313,739      N/A      N/A      N/A    --    $  313,739

--------
*  Massachusetts Money Market Portfolio commenced operations on September 14,
   1999.
** On December 19, 2001, Class L Shares were renamed Class O Shares. In addition, effective December 19, 2001 new Class L Shares were created and are being issued without an initial sales charge or contingent deferred sales charge.

   Commissions on Class A Shares. For the 2000, 2001 and 2002 fiscal years the aggregate dollar amounts of commissions on Class A shares, are as follows:

                                       Year Ended Year Ended Year Ended
        Name of Fund                   03/31/00*  03/31/01** 03/31/02***
        ------------                   ---------- ---------- -----------
        California Money Market.......       N/A         N/A        N/A
        National......................  $343,000  $  419,000 $  714,000
        Limited Term..................  $259,000  $  226,000 $  824,000
        Florida.......................  $235,000  $  230,000 $  227,000
        Georgia.......................  $ 61,000  $   55,000 $   56,000
        New York......................  $358,000  $2,744,000 $1,901,000
        New York Money Market.........       N/A         N/A        N/A
        Pennsylvania..................  $ 93,000  $   65,000 $   88,000
        Massachusetts Money Market....       N/A         N/A        N/A

--------
* The following amounts were paid to Salomon Smith Barney: $308,700, $233,100, $211,500, $54,900, $322,200, and $83,700, for the National,
    Limited Term, Florida, Georgia, New York, and Pennsylvania Portfolios. ** A portion of this amount was paid to Salomon Smith Barney.
*** All paid to Salomon Smith Barney.

   Commissions on Class L Shares. For the 2000, 2001 and 2002 fiscal years the aggregate dollar amounts of commissions on Class L shares are as follows:

                                            Year Ended Year Ended Year Ended
   Name of Fund                             03/31/00*  03/31/01** 03/31/02***
   ------------                             ---------- ---------- -----------
   California Money Market.................      N/A         N/A        N/A
   National................................  $19,000    $ 37,000   $104,000
   Limited Term+...........................  $45,000    $ 26,000   $101,000
   Florida.................................  $13,000    $ 20,000   $ 29,000
   Georgia.................................  $ 9,000    $  6,000   $ 17,000
   New York................................  $44,000    $116,000   $143,000
   New York Money Market...................      N/A         N/A        N/A
   Pennsylvania............................  $18,000    $  5,000   $ 25,000
   Massachusetts Money Market..............      N/A         N/A        N/A

--------
* The following amounts were paid to Salomon Smith Barney: $17,100, $40,500, $11,700, $8,100, $39,600 and $16,200 for the National, Limited Term,
    Florida, Georgia, New York, and Pennsylvania Portfolios, respectively.
**  A portion of this amount was paid to Salomon Smith Barney.
*** All paid to Salomon Smith Barney.
+   Limited Term Class L shares were renamed Class O shares on December 19,
    2001.

   As set forth in the prospectuses, a deferred sales charge may be imposed on certain redemptions of Class A, Class B, Class L (except for Limited Term Portfolio) and Class O shares. The amount of the deferred sales charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. See "Deferred Sales Charge Provisions" below.

                                                    CDSC paid to SSB
                                               Fiscal Year Ended 03/31/02
                                            --------------------------------
   Name of Fund                             Class A Class B  Class L Class O
   ------------                             ------- -------- ------- -------
   California Money Market.................     N/A      N/A     N/A    N/A
   National................................ $44,000 $ 82,000 $ 8,000    N/A
   Limited Term............................ $56,000      N/A     N/A $9,000
   Florida................................. $ 7,000 $ 32,000 $ 1,000    N/A
   Georgia.................................     N/A $  8,000     N/A    N/A
   New York................................ $55,000 $161,000 $20,000    N/A
   New York Money Market...................     N/A      N/A     N/A    N/A
   Pennsylvania............................     N/A $ 18,000     N/A    N/A
   Massachusetts Money Market..............     N/A      N/A     N/A    N/A

                                                    CDSC paid to SSB
                                               Fiscal Year Ended 03/31/01
                                            --------------------------------
   Name of Fund                             Class A Class B  Class L Class O
   ------------                             ------- -------- ------- -------
   California Money Market.................     N/A      N/A     N/A    N/A
   National................................ $ 2,000 $110,000     N/A    N/A
   Limited Term............................ $19,000      N/A $ 8,000    N/A
   Florida.................................     N/A $ 87,000 $ 1,000    N/A
   Georgia.................................     N/A $ 26,000     N/A    N/A
   New York................................ $ 1,000 $ 92,000 $ 7,000    N/A
   New York Money Market...................     N/A      N/A     N/A    N/A
   Pennsylvania............................     N/A $ 32,000     N/A    N/A
   Massachusetts Money Market..............     N/A      N/A     N/A    N/A

                                                    CDSC paid to SSB
                                               Fiscal Year Ended 03/31/00
                                            ---------------------------------
   Name of Fund                             Class A  Class B  Class L Class O
   ------------                             -------- -------- ------- -------
   California Money Market.................      N/A      N/A     N/A   N/A
   National................................ $ 16,000 $ 82,000 $ 5,000   N/A
   Limited Term............................ $103,000      N/A $18,000   N/A
   Florida................................. $  8,000 $ 92,000 $ 4,000   N/A
   Georgia................................. $ 21,000 $ 34,000 $ 3,000   N/A
   New York................................ $  5,000 $205,000 $ 7,000   N/A
   New York Money Market...................      N/A      N/A     N/A   N/A
   Pennsylvania............................ $  2,000 $ 37,000 $ 6,000   N/A
   Massachusetts Money Market..............      N/A      N/A     N/A   N/A

Code of Ethics

   Pursuant to Rule 17j-1 of the 1940 Act, the fund, its investment adviser and principal underwriter have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

   A copy of the fund's code of ethics is on file with the SEC.

Counsel

   Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019, serves as counsel to the funds.

   Sullivan & Cromwell, 125 Broad Street, New York, New York 10004, serves as counsel to the directors who are not "interested persons" of the funds.

Auditors

   KPMG LLP, 757 Third Avenue, New York, New York 10017, has been selected to serve as independent auditors of the funds and to render an opinion on the funds' financial statements for the fiscal year ending March 31, 2003.

                              PURCHASE OF SHARES

   The National Portfolio, Florida Portfolio, Georgia Portfolio, New York Portfolio and Pennsylvania Portfolio each offer four classes ("Classes") of shares: Class A, Class B, Class L and Class Y. The Limited Term Portfolio offers four classes of shares: Class A, Class L, Class O and Class Y. Class A shares are sold to investors with an initial sales charge and Class B shares are sold without an initial sales charge but with higher ongoing expenses and a deferred sales charge payable upon certain redemptions. Class L shares are sold without an initial sales charge and without a deferred sales charge. Class O shares are available to purchase only by former Class L shareholders. Class O shares are sold with a lower initial sales charge than Class A shares but with higher ongoing expenses and a deferred sales charge. Class Y shares are sold without an initial sales charge and are available only to investors investing a minimum of $15,000,000. The California Money Market Portfolio, the New York Money Market Portfolio, and the Massachusetts Money Market Portfolio each offer two classes of shares: Class A and Class Y. Class A shares of each of the California Money Market, New York Money Market and Massachusetts Money Market Portfolios are sold without an initial sales charge. These alternatives are designed to provide investors with the flexibility of selecting an investment best suited to his or her needs based on the amount of purchase, the length of time the investor expects to hold the shares and other circumstances.

   The following classes of shares are available for purchase. See the prospectus for a discussion of factors to consider in selecting which Class of shares to purchase.

   Class A Shares. Class A shares of California Money Market, New York Money Market and Massachusetts Money Market Portfolios are sold without sales charges. Class A shares of Limited Term Portfolio have an initial sales charge of 2.00% of the transaction (2.04% of amount invested) of the first $499,999 invested; and no initial sales charge for investments of $500,000 and over.*

   Class A shares of each fund except California Money Market, New York Money Market, Massachusetts Money Market and Limited Term Portfolios are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:

                                                                   Broker/Dealers
                          Sales Charge as a % Sales Charge as a %  Commission as %
Amount of Investment        of Transaction    of Amount Invested  of Offering Price
--------------------      ------------------- ------------------- -----------------
Less than $25,000........        4.00%               4.17%              3.60%
$ 25,000- 49,999.........        3.50                3.63               3.15
  50,000- 99,999.........        3.00                3.09               2.70
 100,000-249,999.........        2.50                2.56               2.25
 250,000-499,999.........        1.50                1.52               1.35
 500,000 and over........           *                   *                  *

--------
* Purchases of Class A shares of $500,000 or more will be made at net asset value without any initial sales charge, but will be subject to a deferred sales charge of 1.00% on redemptions made within 12 months of purchase. The deferred sales charge on Class A shares is payable to Salomon Smith Barney, which compensates Service Agents whose clients make purchases of $500,000 or more. The deferred sales charge is waived in the same circumstances in which the deferred sales charge applicable to Class B and Class L shares is waived. See "Purchase of Shares--Deferred Sales Charge Alternatives" and "Purchase of Shares--Waivers of Deferred Sales Charge."

   Members of a selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of a fund as defined in the 1933 Act. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of a fund made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

   Class B Shares. Class B shares are sold without an initial sales charge but are subject to a deferred sales charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below.

   Class L Shares (all portfolios except Limited Term Portfolio). Class L shares are sold with an initial sales charge of 1.00% (which is equal to 1.01% of the amount invested) and are subject to a deferred sales charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below. Until June 22, 2003 purchases of Class L shares by investors who were holders of Class C shares of the fund on June 12, 1998 will not be subject to the 1% initial sales charge.

   Class L Shares (Limited Term Portfolio only). Class L shares of Limited Term Portfolio are sold without an initial sales charge and are not subject to a deferred sales charge. Until June 22, 2003 purchases of Class L shares by investors who were holders of Class C shares of the fund on June 12, 1998 will not be subject to the 1% initial sales charge.

   Class O Shares. Class O shares are sold with an initial sales charge of 1.00% (which is equal to 1.01% of the amount invested) and are subject to a deferred sales charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below. Until June 22, 2003 purchases of Class L shares by investors who were holders of Class C shares of the fund on June 12, 1998 will not be subject to the 1% initial sales charge.

   Class Y Shares. Class Y shares are sold without an initial sales charge or deferred sales charge and are available only to investors investing a minimum of $15,000,000 (except purchases of Class Y shares by Smith Barney Allocation Series Inc., for which there is no minimum purchase amount).

General

   Investors may purchase shares from a Service Agent. In addition, certain investors purchasing through certain Service Agents or through 401(k) plans or other qualified retirement plans, may purchase shares directly from a fund. When purchasing shares of a fund, investors must specify which class is being purchased. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at PFPC Global Fund Services, Inc. or Primerica Shareholder Services (each, a "sub-transfer agent" or collectively, the "sub-transfer agents") are not subject to a maintenance fee except for retirement accounts.

   Investors in Class A, Class B and Class L shares may open an account in a fund by making an initial investment of at least $1,000 for each account, in the fund. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For shareholders purchasing shares of a fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class L shares and subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of a fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment required for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including Salomon Smith Barney, unitholders who invest distributions from a Unit Investment Trust ("UIT") sponsored by Salomon Smith Barney, and Directors/Trustees of any of the Smith Barney Mutual Funds, and their spouses and children. A fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the sub-transfer agent. Share certificates are issued only upon a shareholder's written request to the sub-transfer agent.

   Purchase orders received by a fund or a Service Agent prior to the close of regular trading on the New York Stock Exchange ("NYSE"), on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). Orders received by a Dealer Representative prior to the close of regular trading on the NYSE on any day a fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by a fund or the fund's agent prior to its close of business. For shares purchased through Salomon Smith Barney or a Service Agent purchasing through Salomon Smith Barney, payment for shares of the fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

   Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, Salomon Smith Barney or the sub-transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder's fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by Salomon Smith Barney or the sub-transfer agent The Systematic Investment Plan also authorizes Salomon Smith Barney to apply cash held in the shareholder's Salomon Smith Barney brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the fund or a Service Agent.

Sales Charge Waivers and Reductions

   Initial Sales Charge Waivers. Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board Members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney mutual funds (including retired Board Members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the National Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Salomon Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with Salomon Smith Barney), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another Smith Barney mutual fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup; (f) investments of distributions from or proceeds from a sale of a UIT sponsored by Salomon Smith Barney; and (g) purchases by investors participating in a Salomon Smith Barney fee-based arrangement. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

   Right of Accumulation. Class A shares of the fund may be purchased by "any person" (as defined above) at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the fund and of other Smith Barney Mutual Funds that are offered with a sales charge as currently listed under "Exchange Privilege" then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

   Letter of Intent--Class A Shares. A Letter of Intent for an amount of $25,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes (i) all Class A shares of the fund and other Smith Barney Mutual Funds offered with a sales charge acquired during the term of the letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the option of the investor, up to 90 days before such date. Please contact a Service Agent or the Transfer Agent to obtain a Letter of Intent application.

   Letter of Intent--Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares by Smith Barney Allocation Series Inc., for which there is no minimum purchase amount). Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the fund and agree to purchase a total of $15,000,000 of Class Y shares of the fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to the fund's Class A shares, which may include a deferred sales charge of 1.00%. Please contact a Service Agent or the Transfer Agent for further information.

Deferred Sales Charge Provisions

   "Deferred Sales Charge Shares" are: (a) Class B shares; (b) Class L shares (except for Limited Term Portfolio); and (c) Class A shares that were purchased without an initial sales charge but are subject to a deferred sales charge. A deferred sales charge may be imposed on certain redemptions of these shares.

   Any applicable deferred sales charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge Shares that are redeemed will not be subject to a deferred sales charge to the extent the value of such shares represents: (a) capital appreciation of fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class L shares and Class A shares that are Deferred Sales Charge Shares, shares redeemed more than 12 months after their purchase.

   Class L shares (except for Limited Term Portfolio) and Class A shares that are Deferred Sales Charge Shares are subject to a 1.00% deferred sales charge if redeemed within 12 months of purchase. In circumstances in which the deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Salomon Smith Barney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.

                                                      Deferred
               Year Since Purchase Payment Was Made sales charge
               ------------------------------------ ------------
               First...............................     4.50%
               Second..............................     4.00
               Third...............................     3.00
               Fourth..............................     2.00
               Fifth...............................     1.00
               Sixth and thereafter................     0.00

   Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares (Class B shares that were acquired through the reinvestment of dividends and distributions) owned by the shareholders as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.

   In determining the applicability of any deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gains distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that Deferred Sales Charge Shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any deferred sales charge will be paid to Salomon Smith Barney.

   To provide an example, assume an investor purchased 100 Class B shares of the fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares of the fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The deferred sales charge would not be applied to the amount, which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

Waivers of Deferred Sales Charge

   The deferred sales charge will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan") (however, automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 59 1/2; (e) involuntary redemptions; and
(f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any deferred sales charge imposed on the prior redemption.

   Deferred sales charge waivers will be granted subject to confirmation (by Salomon Smith Barney in the case of shareholders who are also Salomon Smith Barney clients or by the Transfer Agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

Volume Discounts

   The schedule of sales charges on Class A shares described in the prospectus applies to purchases made by any "purchaser," which is defined to include the following: (a) an individual; (b) an individual's spouse and his or her children purchasing shares for their own account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; and (d) a trustee or other professional fiduciary (including a bank, or an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended) purchasing shares of the fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts on Class A shares should contact a Service Agent.

Determination of Public Offering Price

   Each fund offers its shares to the public on a continuous basis. The public offering price for a Class A, Class L (effective June 12, 1998 the former Class C shares were renamed Class L shares) and Class Y share of a fund is equal to the net asset value per share at the time of purchase, plus for Class A and Class L shares an initial sales charge based on the aggregate amount of the investment. The public offering price for a Class B share (and Class A share purchases, including applicable rights of accumulation, equaling or exceeding $500,000) is equal to the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. A deferred sales charge, however, is imposed on certain redemptions of Class B and Class L shares, and Class A shares when purchased in amounts equaling or exceeding $500,000. The method of computation of the public offering price is shown in the fund's financial statements, incorporated by reference in their entirety into this SAI.

                                 PFS ACCOUNTS

   Initial purchase of shares of the fund must be made through a PFSI Registered Representative by completing the appropriate application. The completed application should be forwarded to PFS Shareholder Services, P.O. Box 105033, Atlanta, GA 30348. Checks drawn on foreign banks must be payable in U.S. dollars and have the routing number of the U.S. bank encoded on the check. Subsequent investments may be sent directly to PFS Shareholder Services. In processing applications and investments, PFS Shareholder Services acts as agent for the investor and for PFSI and also as agent for the distributor, in accordance with the terms of the prospectus. If the transfer agent ceases to act as such, a successor company named by the fund will act in the same capacity so long as the account remains open.

   Shares purchased will be held in the shareholder's account by PFS Shareholder Services. Share certificates are issued only upon a shareholder's written request to the sub-transfer agent. A shareholder that has insufficient funds to complete any purchase will be charged a fee of up to $30 per returned purchase by PFS Shareholder Services.

   Investors in Class A and Class B shares may open an account by making an initial investment of at least $1,000 for each account in each Class (except for Systematic Investment Plan accounts). Subsequent investments of at least $50 may be made for each Class. For the fund's Systematic Investment Plan, the minimum initial investment requirement for Class A and Class B shares and the subsequent investment requirement for each Class is $25. There are no minimum investment requirements in Class A shares for employees of Citigroup and its subsidiaries, including Salomon Smith Barney, Directors or Trustees of any of the Smith Barney Mutual Funds, and their spouses and children. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Purchase orders received by the transfer agent or sub-transfer agent prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day.

   Initial purchases of fund shares may be made by wire. The minimum investment that can be made by wire is $10,000. Before sending the wire, the PFSI Registered Representative must contact the PFS Shareholder Services at (800) 665-8677 to obtain proper wire instructions. Once an account is open, a shareholder may make additional investments by wire. The shareholder should contact PFS Shareholder Services at (800) 544-5445 to obtain proper wire instructions.

   Shareholders who establish telephone transaction authority on their account and supply bank account information may make additions to their accounts at any time. Shareholders should contact PFS Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. eastern time any day that the NYSE is open. If a shareholder does not wish to allow telephone subsequent investments by any person in his account, he should decline the telephone transaction option on the account application. The minimum telephone subsequent investment is $250 and can be up to a maximum of $10,000. By requesting a subsequent purchase by telephone, you authorize PFS Shareholder Services to transfer funds from the bank account provided for the amount of the purchase. A shareholder that has insufficient funds to complete the transfer will be charged a fee of up to $30 by PFS Shareholder Services. A shareholder who places a stop payment on a transfer or the transfer is returned because the account has been closed, will also be charged a fee of up to $30 by PFS Shareholder Services. Subsequent investments by telephone may not be available if the shareholder cannot reach PFS Shareholder Services whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the fund's regular subsequent investment procedure described above.

   Redemption proceeds can be sent by check to the address of record, or deposited into your bank account designated on the application via the Automated Clearinghouse (ACH). A shareholder will be charged a $25 service fee for wire transfers and a nominal service fee for transfers made directly to the shareholder's bank by the ACH. Wire transfers are not available on phone redemptions. PFS Shareholder Services will process and mail a shareholder's redemption check usually within two to three business days after receiving the redemption request in good order. The shareholder may request the proceeds to be mailed by two-day air express for an $8 fee that will be deducted from the shareholder's account or by one-day air express for a $15 fee that will be deducted from the shareholder's account.

   An Account Transcript is available at a shareholder's request, which identifies every financial transaction in an account since it has opened. To defray administrative expenses involved with providing multiple years worth of information, there is a $15 charge for each Account Transcript requested. Additional copies of tax forms are available at the shareholder's request. A $10 fee for each tax form will be assessed.

   Additional information regarding PFS Shareholder Services may be obtained by contacting the Client Services Department at (800) 544-5445.

                             REDEMPTION OF SHARES

   The right of redemption may be suspended or the date of payment postponed
(a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund's investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the fund's shareholders.

   If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the sub-transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period or the redemption proceeds are to be sent to an address other than the address of record. Unless otherwise directed, redemption proceeds will be mailed to an investor's address of record. The Transfer Agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until PFPC receives all required documents in proper form. Redemption proceeds will be mailed to the shareholder's address of record.

   If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the Transfer Agent receives further instructions from Salomon Smith Barney, or if the shareholder's account is not with Salomon Smith Barney, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Salomon Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instructions and Salomon Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days or more.

Distributions in Kind

   If the Board of Trustees of the fund determines that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly in cash, each fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the fund's net assets by a distribution in kind of fund securities in lieu of cash. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

Automatic Cash Withdrawal Plan

   An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares with a value of at least $10,000 and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the fund as may be necessary to cover the stipulated withdrawal payment. Any applicable deferred sales charge will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences. (With respect to Withdrawal Plans in effect prior to November 7, 1994, any applicable deferred sales charge will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of the shareholder's shares that are subject to a deferred sales charge). To the extent withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the fund, there will be a reduction in the value of the shareholder's investment, and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than $5,000 ordinarily will not be permitted. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund.

   Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the Transfer Agent as agent for Withdrawal Plan members. For additional information, shareholders should contact a Service Agent. A shareholder who purchases shares directly through the sub-transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the sub-transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawal.

                              VALUATION OF SHARES

   The prospectus states that the net asset value of each fund's Classes of shares will be determined on any date that the NYSE is open. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

   The California Money Market Portfolio, the New York Money Market Portfolio and the Massachusetts Money Market Portfolio use the "amortized cost method" for valuing fund securities pursuant to Rule 2a-7 under the 1940 Act (the "Rule"). The amortized cost method of valuation of a fund's securities (including any securities held in the separate account maintained for when-issued securities) involves valuing a security at its cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The market value of each fund's securities will fluctuate on the basis of the creditworthiness of the issuers of such securities and with changes in interest rates generally. While the amortized cost method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument. During such periods the yield to investors in a fund may differ somewhat from that obtained in a similar company that uses mark-to-market values for all its fund securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate fund value on a particular day, a prospective investor in a fund would be able to obtain a somewhat higher (lower) yield than would result from investment in such similar company, and existing investors would receive less (more) investment income. The purpose of this method of valuation is to attempt to maintain a constant net asset value per share, and it is expected that the price of each such fund's shares will remain at $1.00; however, shareholders should be aware that despite procedures that will be followed to have a stable price, including maintaining a maximum dollar-weighted average fund maturity of 90 days, investing in securities that have or are deemed to have remaining maturities of only 397 days or less and investing in only United States dollar-denominated instruments determined by the fund's Board of Trustees to be of high quality with minimal credit risks and which are Eligible Securities (as defined below), there is no assurance that at some future date there will not be a rapid change in prevailing interest rates, a default by an issuer or some other event that could cause one of these fund's price per share to change from $1.00.

   An Eligible Security is defined in the Rule to mean a security which: (a) has a remaining maturity of 397 days or less; (b)(i) is rated in the two highest short-term rating categories by any two NRSROs that have issued a short-term rating with respect to the security or class of debt obligations of the issuer, or (ii) if only one NRSRO has issued a short-term rating with respect to the security, then by that NRSRO; (c) was a long-term security at the time of issuance, is rated in the three highest long-term rating categories by the requisite NRSROs, and whose issuer has outstanding a short-term debt obligation which is comparable in priority and security and has a rating as specified in clause (b) above; or (d) if no rating is assigned by any NRSRO as provided in clauses (b) and (c) above, the unrated security is determined to be of comparable quality to any such rated security.

   The net asset value per share for non money market portfolios is determined as of close of regular trading on the NYSE, on each day that the NYSE is open, by dividing the value of the fund's net assets attributable to each Class by the total number of shares of that Class outstanding.

   Securities listed on an exchange or traded in an over-the-counter market will be valued at the closing price on the exchange or market on which the security is primarily traded (the "Primary Market") at the time of valuation (the "Valuation Time"). If the security did not trade on the Primary Market, the security will be valued at the closing price on another exchange or market where it trades at the Valuation Time. If there are no such sales prices, the security will be valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. If there are no such quotations, the value of the security will be taken to be the most recent asked quotation at the Valuation Time.

   In determining the market value of portfolio investments, the fund may employ outside organizations (each, a "Pricing Service") which may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The officers of the Fund under the general supervision and responsibility of the board, which may replace a Pricing Service at any time, review the procedures of Pricing Services periodically. If a Pricing Service is not able to supply closing prices and bid/asked quotations, and there are two or more dealers, brokers or market makers in the security, the security will be valued at the mean between the highest bid and the lowest asked quotations from at least two dealers, brokers or market makers or, if such dealers, brokers or market makers only provide bid quotations, at the mean between the highest and the lowest bid quotations provided.

   If a Pricing Service is not able to supply closing prices and bid/asked quotations, and there is only one dealer, broker or market maker in the security, the security will be valued at the mean between the bid and the asked quotations provided, unless the dealer, broker or market maker can only provide a bid quotation in which case the security will be valued at such bid quotation. Options contracts will be valued similarly. Futures contracts will be valued at the most recent settlement price at the time of valuation. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity. Securities, options, futures contracts and other assets which cannot be valued pursuant to the foregoing will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the board. In addition, the board or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.

   When, in the judgment of the pricing service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid and asked prices. Investments for which, in the judgment of the pricing service, there is no readily obtainable market quotation (which may contribute a majority of the portfolio securities) are carried at fair value of securities of similar type, yield and maturity. Pricing services generally determine value by reference to transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities. Short-term investments that mature in 60 days or less are valued at amortized cost whenever the board of trustees determines that amortized cost is fair value. Amortized cost valuation involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Securities and other assets that are not priced by a pricing service and for which market quotations are not available will be valued in good faith at fair value by or under the direction of the fund's board.

                              EXCHANGE PRIVILEGE

   Except as noted below, shareholders of certain Smith Barney Mutual Funds may exchange all or part of their shares for shares of the same class of other Smith Barney Mutual Funds, to the extent such shares are offered for sale in the shareholder's state of residence, on the basis of relative net asset value per share at the time of exchange. Exchanges of Class A, Class B and Class L shares are subject to minimum investment requirements (except for systematic investment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made. The deferred sales charge (if any) will continue to be measured from the date of a shareholder's original purchase of shares subject to a deferred sales charge. If the fund exchanged into has a higher deferred sales charge, the shareholder will be subject to that charge. If a shareholder exchanges at any time into a fund with a lower charge, the sales charge will not be reduced. Please note specific exchange requirements as follows:

  Florida, Georgia, New York, Pennsylvania and National Portfolios.

   A. Class A and Class Y shareholders of the fund who wish to exchange all or a portion of their shares for shares of the respective Class in any of the funds of the Smith Barney Mutual Fund Complex may do so without imposition of any charge.

   B. Class B shares of the fund exchanged for Class B shares of another fund will be subject to the higher applicable deferred sales charge of the two funds. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the fund that have been exchanged.

   C. Upon exchange, the new Class L shares will be deemed to have been purchased on the same date as the Class L shares of the fund that have been exchanged.

  Limited Term Portfolio.

   A. Class A, O, Y and Class L shareholders of the fund who wish to exchange all or a portion of their shares for shares of the respective Class in any of the funds of the Smith Barney Mutual Fund Complex may do so without imposition of any charge.

   B. Upon exchange, the new Class O shares will be deemed to have been purchased on the same date as the Class L shares of the fund that have been exchanged.

  California Money Market, New York Money Market and Massachusetts Money Market Portfolios.

   A. Class A shares of the fund will be subject to the appropriate sales charge upon the exchange of such shares for Class A shares of another fund of the Smith Barney Mutual Funds sold with a sales charge.

   B. Class Y shareholders of the fund who wish to exchange all or a portion of their Class Y shares for Class Y shares in any of the funds identified above may do so without imposition of any charge.

   Additional Information Regarding the Exchange Privilege. The funds are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. Accordingly, if the funds' management in its sole discretion determines that an investor is engaged in excessive trading, the fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney Mutual Fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The funds may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the funds will take no other action with respect to the shares until it receives further instructions from the investor. The funds' policy on excessive trading applies to investors who invest in the funds directly or through Service Agents, but does not apply to any systematic investment plans described in the prospectuses.

   During times of drastic economic or market conditions, the funds may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components--redemption orders with a simultaneous request to purchase the other funds' shares. In such a case, the redemption request would be processed at the funds' next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

   Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and, subject to any applicable deferred sales charge, the proceeds immediately invested, at a price as described above, in shares of the fund being acquired. Smith Barney reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

   As stated in the prospectus for shares distributed through PFS Distributors, the exchange privilege is limited.

Additional Information Regarding Telephone Redemption and Exchange Program.

   Neither the Trust nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Trust and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). Each fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days prior notice to shareholders.

   The exchange privilege enables shareholders to acquire shares of the same class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Service Agent.

   Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds are immediately invested at a price as described above in shares of the portfolio being acquired. Salomon Smith Barney and PFS Distributors reserve the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

                               PERFORMANCE DATA

   From time to time, the fund may quote total return of a class in advertisements or in reports and other communications to shareholders. The fund may include comparative performance information in advertising or marketing the fund's shares. Such performance information may include data from the following industry and financial publications: Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investor's Business Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal.

   Each fund, other than the California Money Market Portfolio, New York Money Market Portfolio and Massachusetts Money Market Portfolio, computes the average annual total return during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars which represents the hypothetical initial investment. The calculation assumes deduction of the maximum sales charge from the initial amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in the prospectus. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account.

Average Annual Total Return

   "Average annual total return," as described below, is computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                                P (1+T)n = ERV

Where: P   =   a hypothetical initial payment of $1,000.
       T   =   average annual total return.
       N   =   number of years.
       ERV =   Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5-, or 10-year period at the end of a 1-,
               5-, or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

   The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. A fund's net investment income changes in response to fluctuations in interest rates and the expenses of each fund.

   Each fund's average annual total return with sales charges (annualized Load) of the fund's Class A shares were as follows for the period indicated for year end March 31, 2002:

 PORTFOLIO                 1-Year  5-Years 10-Years Life of Fund Inception Date
 ---------                 ------  ------- -------- ------------ --------------
 National................. (1.46)%  4.76%    6.12%      6.90%        8/20/86
 Limited Term.............  1.67%   4.37%    5.18%      5.85%       11/28/88
 New York................. (0.98)%  4.91%    6.18%      6.51%        1/16/87
 Florida.................. (1.00)%  4.71%    6.10%      6.33%         4/2/91
 Georgia.................. (1.38)%  5.03%     N/A       5.88%         4/4/94
 Pennsylvania.............  0.48%   5.22%     N/A       6.14%         4/4/94
 Massachusetts MM.........  1.81%    N/A      N/A       2.72%        9/14/99
 California MM............  1.66%   2.55%    2.55%      2.80%        5/31/90
 New York MM..............  1.67%   2.72%     N/A       2.61%        9/30/92

   Each fund's average annual total returns without sales charges (annualized No Load) of the fund's Class A shares were as follows for the period indicated:

 PORTFOLIO                 1-Year 5-Years 10-Years Life of Fund Inception Date
 ---------                 ------ ------- -------- ------------ --------------
 National.................  2.67%  5.63%    6.55%      7.18%        8/20/86
 Limited Term.............  3.70%  4.79%    5.39%      6.01%       11/28/88
 New York.................  3.15%  5.78%    6.61%      6.80%        1/16/87
 Florida..................  3.15%  5.57%    6.53%      6.72%         4/2/91
 Georgia..................  2.76%  5.89%     N/A       6.42%         4/4/94
 Pennsylvania.............  4.69%  6.08%     N/A       6.68%         4/4/94
 Massachusetts MM.........  1.81%   N/A      N/A       2.72%        6/14/99
 California MM............  1.66%  2.55%    2.55%      2.80%        5/31/90
 New York MM..............  1.67%  2.72%     N/A       2.61%        9/30/92

   Each fund's average annual total returns without sales charges (annualized
Load) of the fund's Class B shares were as follows for the period indicated:

 PORTFOLIO                         1-Year  5-Years Life of Fund Inception Date
 ---------                         ------  ------- ------------ --------------
 National......................... (2.24)%  4.90%      6.57%        11/7/94
 New York......................... (1.82)%  5.06%      6.65%       11/11/94
 Florida.......................... (1.73)%  4.86%      6.63%       11/16/94
 Georgia.......................... (2.28)%  5.16%      5.62%        6/15/94
 Pennsylvania..................... (0.24)%  5.37%      5.83%        6/20/94

   Each fund's average annual total returns without sales charges (annualized No Load) of the fund's Class B shares were as follows for the period indicated:

      PORTFOLIO                 1-Year 5-Years Life of Fund Inception Date
      ---------                 ------ ------- ------------ --------------
      National.................  2.13%  5.06%      6.57%        11/7/94
      New York.................  2.60%  5.22%      6.65%       11/11/94
      Florida..................  2.67%  5.02%      6.63%       11/16/94
      Georgia..................  2.12%  5.32%      5.62%        6/15/94
      Pennsylvania.............  4.22%  5.53%      5.83%        6/20/94

   Each fund's average annual total returns without sales charges (annualized
Load) of the fund's Class L shares were as follows for the period indicated:

      PORTFOLIO                 1-Year 5-Years Life of Fund Inception Date
      ---------                 ------ ------- ------------ --------------
      National.................  0.13%  4.77%      5.31%         1/5/93
      Limited Term.............   N/A    N/A       0.58%       12/19/01
      New York.................  0.53%  4.96%      5.36%         1/8/93
      Florida..................  0.59%  4.74%      5.29%         1/5/93
      Georgia..................  0.18%  5.04%      5.62%        4/14/94
      Pennsylvania.............  2.13%  5.25%      5.94%         4/5/94

   Each fund's average annual total returns without sales charges (annualized
Load) of the fund's Class L shares were as follows for the period indicated:

      PORTFOLIO                 1-Year 5-Years Life of Fund Inception Date
      ---------                 ------ ------- ------------ --------------
      National.................  2.13%  4.98%      5.43%         1/5/93
      Limited Term.............   N/A    N/A       0.58%       12/19/01
      New York.................  2.56%  5.17%      5.47%         1/8/93
      Florida..................  2.55%  4.94%      5.40%         1/5/93
      Georgia..................  2.15%  5.26%      5.75%        4/14/94
      Pennsylvania.............  4.16%  5.46%      6.07%         4/5/94

   Each fund's average annual total returns without sales charges (annualized
Load) of the fund's Class Y shares were as follows for the period indicated:

      PORTFOLIO                 1-Year 5-Years Life of Fund Inception Date
      ---------                 ------ ------- ------------ --------------
      Limited Term.............  3.89%   N/A       3.58%       11/12/98
      New York.................  3.33%   N/A       3.52%         1/4/01
      California MM............  1.78%  2.64%      2.72%        7/19/96

   Each fund's average annual total returns without sales charges (annualized No Load) of the fund's Class Y shares were as follows for the period indicated:

   PORTFOLIO                      1-Year 5-Years Life of Fund Inception Date
   ---------                      ------ ------- ------------ --------------
   Limited Term..................  3.89%   N/A       3.58%       11/12/98
   New York......................  3.33%   N/A       3.52%         1/4/01
   California MM.................  1.78%  2.64%      2.72%        7/19/96

   Each fund's average annual total returns without sales charges (annualized
Load) of the fund's Class O shares were as follows for the period indicated:

   PORTFOLIO                      1-Year 5-Years Life of Fund Inception Date
   ---------                      ------ ------- ------------ --------------
   Limited Term..................  1.41%  4.32%      4.67%        4/5/93

   Each fund's average annual total returns without sales charges (annualized No Load) of the fund's Class O shares were as follows for the period indicated:

   PORTFOLIO                      1-Year 5-Years Life of Fund Inception Date
   ---------                      ------ ------- ------------ --------------
   Limited Term..................  3.48%  4.54%      4.79%        4/5/93

After-tax Return

   From time to time the fund may include after-tax performance information in advertisements. To the extent the fund includes such information, it will be computed according to the following formulas:

   Average Annual Total Return (After Taxes on Distributions)

                              P(1 + T)/n/ = ATVD

       Where: P    =   a hypothetical initial payment of $1,000.
                       average annual total return (after taxes on
              T    =   distributions).
              n    =   number of years.
              ATVD =   ending value of a hypothetical $1,000 investment
                       made at the beginning of the 1-, 5- or 10-year
                       period at the end of the 1-, 5- or 10-year period
                       (or fractional portion thereof), after taxes on
                       fund distributions but not after taxes on
                       redemption.

Average Annual Total Return (After Taxes on Distributions and Redemptions)

                              P(1 + T)/n/ = ATVDR

       Where: P    =   a hypothetical initial payment of $1,000.
                       average annual total return (after taxes on
              T    =   distributions).
              n    =   number of years.
              ATVD =   ending value of a hypothetical $1,000 investment
                       made at the beginning of the 1-, 5- or 10-year
                       period at the end of the 1-, 5- or 10-year period
                       (or fractional portion thereof), after taxes on
                       fund distributions but not after taxes on
                       redemption.

Yield and Equivalent Taxable Yield

   A Class' 30-day yield figure described below is calculated according to a formula prescribed by the SEC. The formula can be expressed as follows:

                           YIELD =2 [(a-b +1)/6/-1]
                                      ---
                                      cd

       Where: a   =   dividends and interest earned during the period.
              b   =   expenses accrued for the period (net of
                      reimbursement).
              c   =   the average daily number of shares outstanding
                      during the period that were entitled to receive
                      dividends.
              d   =   the maximum offering price per share on the last
                      day of the period.

   For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by each fund at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

  The Class A yield for the following funds for the seven-day period ended March 31, 2002 was:

                                                             Average
                                         Seven-day           dollar-
                                          period             weighted
                                           ended   Effective   fund
          PORTFOLIO                       3/31/02    yield   maturity
          ---------                      --------- --------- --------
          California Money Market.......   0.98%      0.98%  53 days
          New York Money Market.........   0.94%      0.95%  42 days
          Massachusetts Money Market....   1.07%     1.087%  55 days

   From time to time the California Money Market Portfolio, the New York Money Market Portfolio and the Massachusetts Money Market Portfolio may advertise their yields, effective yields and taxable equivalent yields. These yield figures are based on historical earnings and are not intended to indicate future performance. The yield of each fund refers to the net investment income generated by an investment in each fund over a specific seven-day period (which will be stated in the advertisement). This net investment income is then annualized. The effective yield is calculated similarly but, when annualized, the income earned by an investment in each fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed reinvestment. The tax equivalent yield also is calculated similarly to the yield, except that a stated income tax rate is used to demonstrate the taxable yield necessary to produce an after-tax yield equivalent to the tax-exempt yield of each fund.

   Each fund's equivalent taxable 30-day yield, other than for the California Money Market Portfolio, the New York Money Market Portfolio and the Massachusetts Money Market Portfolio, for a Class of shares is computed by dividing that portion of the Class' 30-day yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Class' yield that is not tax-exempt.

   The yields on municipal securities are dependent upon a variety of factors, including general economic and monetary conditions, conditions of the municipal securities market, size of a particular offering, maturity of the obligation offered and rating of the issue. Investors should recognize that in periods of declining interest rates each fund's yield for each Class of shares will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates each fund's yield for each Class of shares will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to each fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of each fund's portfolio, thereby reducing the current yield of each fund. In periods of rising interest rates, the opposite can be expected to occur.

   The yields for the thirty-day period ended March 31, 2002 for the following funds were:

PORTFOLIO                                Class A Class B Class L Class Y* Class O
---------                                ------- ------- ------- -------- -------
National
tax-free rate...........................  5.60%   5.33%   5.21%       *      --
equivalent taxable yield (1)............  9.12%   8.68%   8.49%
Limited Term*
tax-free rate...........................  4.94%     --    4.44%    5.21%   4.76%
equivalent taxable yield (2)............  8.05%           7.23%    8.49%   7.75%
Florida
tax-free rate...........................  5.24%   4.93%   4.84%       *      --
equivalent taxable yield (3)............  8.53%   8.03%   7.88%
Georgia
tax-free rate...........................  5.10%   4.76%   4.66%       *      --
equivalent taxable yield (4)............  8.84%   8.25%   8.07%
New York
tax-free rate...........................  4.65%   4.32%   4.23%    5.03%
equivalent taxable yield (5)............  8.13%   7.55%   7.40%    8.79%
Pennsylvania
tax-free rate...........................  5.30%   4.98%   4.87%       *      --
equivalent taxable yield (6)............  8.88%   8.34%   8.16%

--------
* No yield information is present for Class Y shares because no Class Y shares were outstanding for the 30-day period ended March 31, 2002.
(1) Assumes the payment of federal income taxes at a rate of 38.6%.
(2) Assumes the payment of federal income taxes at a rate of 38.6%.
(3) Assumes the payment of federal income taxes at a rate of 38.6%.
(4) Assumes the payment of federal income taxes at a rate of 38.6% and state taxes at a rate of 6%.
(5) Assumes the payment of federal income taxes at a rate of 38.6% and state taxes at a rate of 6.85%.
(6) Assumes the payment of federal income taxes at a rate of 38.6% and state taxes at a rate of 2.8%.

   Performance information may be useful in evaluating a fund and for providing a basis for comparison with other financial alternatives. Since the performance of each fund changes in response to fluctuations in market conditions, interest rates and fund expenses, no performance quotation should be considered a representation as to the fund's performance for any future period.

                                   THE FUNDS

   The interest of a shareholder is in the assets and earnings of the fund in which he or she holds shares. The Board of Trustees has authorized the issuance of shares in separate series, each representing shares in one of the separate funds. Pursuant to such authority, the Board may also authorize the creation of additional series of shares and additional classes of shares within any series. The investment objectives, policies and restrictions applicable to additional funds would be established by the Board of Trustees at the time such funds were established and may differ from those set forth in the prospectuses and this SAI. In the event of liquidation or dissolution of a fund or of the Trust, shares of a fund are entitled to receive the assets belonging to that fund and a proportionate distribution, based on the relative net assets of the respective funds, of any general assets not belonging to any particular fund that are available for distribution.

   The Declaration of Trust may be amended only by a "majority shareholder vote" as defined therein, except for certain amendments that may be made by the Board of Trustees. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in certain respects to an entity organized as a corporation. The principal distinction between the two forms of business organization relates to shareholder liability described below. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust, which is not the case with a corporation. The

Declaration of Trust of the Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust and that every written obligation, contract, instrument or undertaking made by the Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder.

   Special counsel for the Trust is of the opinion that no personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to (a) all types of claims in the latter jurisdictions; (b) tort claims; (c) contract claims where the provision referred to is omitted from the undertaking; (d) claims for taxes; and (e) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Trust; however, upon payment of any such liability the shareholder will be entitled to reimbursement from the general assets of the Trust. The Board of Trustees intends to conduct the operations of the Trust, with the advice of counsel, in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

   The Declaration of Trust further provides that no Trustee, officer or employee of the Trust is liable to the Trust or to a shareholder, except as such liability may arise from his or her or its own bad faith, willful misfeasance, gross negligence, or reckless disregard of his or its duties, nor is any Trustee, officer or employee personally liable to any third persons in connection with the affairs of the Trust. It also provides that all third persons shall look solely to the Trust property or the property of the appropriate portfolio of the Trust for satisfaction of claims arising in connection with the affairs of the Trust or a particular portfolio, respectively. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer or employee is entitled to be indemnified against all liability in connection with the affairs of the Trust.

   The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination of the Trust or any of the series of the Trust by action of the shareholders or by action of the Trustees upon notice to the shareholders.

                                 VOTING RIGHTS

   The Board of Trustees has the power to alter the number and the terms of office of the Trustees, and may at any time lengthen their own terms or make their terms of unlimited duration (subject to certain removal procedures) and fill vacancies, provided that in accordance with the 1940 Act, (i) a shareholder meeting to elect Trustees must promptly be called if at any time at least a majority of the Trustees have not been elected by the shareholders of the Trust, and (ii) at least 2/3 of the Trustees must have been so elected upon the filing of any vacancy by the board without a shareholder vote. Shares do not have cumulative voting rights and therefore the holders of more than 50% of the outstanding shares of the Trust may elect all of the Trustees irrespective of the votes of other shareholders. Class A, Class B, Class L and Class Y shares of a portfolio of the Trust, if any, represent interests in the assets of that fund and have identical voting, dividend, liquidation and other rights on the same terms and conditions, except that each Class of shares has exclusive voting rights with respect to provisions of the fund's Rule 12b-1 distribution plan which pertain to a particular class. For example, a change in investment policy for a fund would be voted upon only by shareholders of the fund involved. Additionally, approval of each fund's Advisory Agreement is a matter to be determined separately by that fund. Approval of a proposal by the shareholders of one fund is effective as to that fund whether or not enough votes are received from the shareholders of the other funds to approve the proposal as to those funds.

   As of July 9, 2002 the following shareholders beneficially owned 5% or more of a class of shares of a portfolio of the Trust:

                                                                  % of shares
                                                                  -----------
Georgia Portfolio                                                   Class A

Gwyn H. Gordon...................................................    6.1453%
Helaine, Sugarman TTEES
Rosalie H. Alterman REV Trust
DTD 5/7/1997
2932 Hamilton Square
Decatur, GA 30033-1146

MLPF&S for the Sole Benefit of its Customers.....................    6.4107%
Attn.: Fund Administration
4800 Deer Lake Drive East 3rd Floor
Jackonsville, FL 32246

Georgia Portfolio                                                   Class L

E.K. Gandy.......................................................    5.0231%
164 Country Club Road
Macon, GA 31210-4747

James S. Hutton..................................................    5.2313%
P.O. Box 1475
Brunswick, GA 31521-1475

Georgia Portfolio                                                   Class B

Margaret Due TTEE................................................    5.9172%
FBO Margaret Due TR
U/A/O 05/11/94
3100 Club Drive, Apt. #334
Lawerenceville, GA 30044-2596

                                     TAXES

   The following is a summary of certain material tax considerations affecting each fund and its shareholders. Please refer to the applicable prospectus for further discussion. In addition to the considerations described below and in the applicable prospectus, there may be other federal, state, local or foreign tax implications to consider. Because taxes are a complex matter, shareholders and prospective shareholders are urged to consult their tax advisors for more detailed information with respect to the tax consequences of an investment.

   Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually. On March 31, 2002, the unused capital loss carryovers, by fund, were approximately as follows: Limited Term Portfolio, $17,237,000; New York Money Market Portfolio, $6,000; New York Portfolio, $12,113,000; Georgia Portfolio, $1,684,000; Pennsylvania Portfolio, $1,684,000; Florida Portfolio, $999,000; National Portfolio, $4,386,000. For Federal income tax purposes, these amounts are available to be applied against future capital gains of the fund that has the carryovers, if any, that are realized prior to the expiration of the applicable carryover. The carryovers expire as follows:

                            March 31,
  PORTFOLIO                   2003     2004  2005 2006 2007  2008   2009  2010
  ---------                 --------- ------ ---- ---- ---- ------ ------ ----
                                              (in thousands)
  Limited Term.............   $273    $1,740 $--  $--  $--  $9,495 $5,515 $214
  CA Money.................     --        --  --   --   --      --     --   --
  NY Money.................     --        --  --   --   --       3     --    3
  New York.................     --        --  --   --   --   7,466  4,647   --
  Georgia..................     --        --  --   --   --     737    947   --
  Pennsylvania.............     --        --  --   --   --     668    857  159
  Florida..................     --        --  --   --   --      --    999   --
  National.................     --        --  --   --   --     709  3,677   --
  Mass Money...............     --        --  --   --   --      --     --   --

   As described above and in the Prospectuses, each fund is designed to provide investors with current income, in the form of "exempt-interest dividends," which is excluded from gross income for federal income tax purposes and, except for the Limited Term Portfolio and the National Portfolio, exempt from otherwise applicable state and/or local personal income taxes in a particular state. No fund is intended to be a balanced investment program, and the funds are not designed for investors seeking capital gains or maximum tax-exempt income irrespective of fluctuations in principal. Investment in any fund would not be suitable for tax-exempt institutions, qualified retirement plans, H.R. 10 plans and individual retirement accounts because those investors would not gain any additional tax benefit from the receipt of tax-exempt income.

   Each fund has qualified and intends to continue to qualify each year as a "regulated investment company" under the Code. Provided that a fund (a) is a regulated investment company and (b) distributes to its shareholders at least 90% of its taxable net investment income (including, for this purpose, its net realized short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses), the fund will not be liable for federal income taxes to the extent its taxable net investment income and its net realized long-term and short-term capital gains, if any, are distributed to its shareholders. Any such taxes paid by a fund would reduce the amount of income and gains available for distribution to shareholders.

   Because each fund will distribute exempt-interest dividends, interest on indebtedness incurred by a shareholder to purchase or carry shares of a fund is not deductible for federal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any share of a fund and if the share is held by the shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, the portion of any exempt-interest dividend paid by a fund that represents income derived from certain "private activity bonds" held by the fund may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" of the substantial user. Moreover, some or all of a fund's exempt-interest dividends may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. In addition, the receipt of a fund's dividends and distributions may affect a foreign corporate shareholder's federal "branch profits" tax liability and the federal and California "excess net passive income" tax liability of a Subchapter S corporation. Shareholders should consult their own tax advisors to determine whether they are (a) "substantial users" with respect to a facility or "related" to those users within the meaning of the Code or (b) subject to a federal alternative minimum tax, the federal "branch profits" tax, or the federal or California "excess net passive income" tax.

   As a general rule, a fund's gain or loss on a sale or exchange of an investment will be a long-term capital gain or loss if the fund has held the investment for more than one year and will be a short-term capital gain or loss if it has held the investment for one year or less. Shareholders of each fund will receive an annual statement as to the income tax status of his or her dividends and distributions for the prior calendar year. Each shareholder will also receive, if appropriate, various written notices after the close of a fund's prior taxable year as to the federal income tax status of certain dividends or distributions which were received from the fund during the fund's prior taxable year.

   Dividends paid by any fund from interest income on taxable investments, net realized short-term capital gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds are subject to federal income tax as ordinary income. Distributions, if any, from net realized long-term capital gains ("capital gain dividends") are taxable as long-term capital gains regardless of the length of time a shareholder has owned fund shares.

   If, in any taxable year, a fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund's distributions, to the extent derived from the fund's current or accumulated earnings and profits would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as tax-exempt interest. If a fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if a fund failed to qualify as a regulated investment company for a period greater than one taxable year, such fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

   Shareholders are required to pay tax on all taxable distributions even if those distributions are automatically reinvested in additional shares. None of the dividends paid by any fund will qualify for the corporate dividends-received deduction. Certain distributions paid in January may be treated as if received on December 31 for federal income tax purposes. Each fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

   Some of the funds may invest in exchange-traded municipal bond index futures contracts. As a general rule, these investment activities will increase or decrease the amount of long-term and short-term capital gains or losses realized by a fund and, accordingly, will affect the amount of capital gains distributed to the fund's shareholders. For federal income tax purposes, gain or loss on these futures contracts (referred to herein as "section 1256 contracts") is taxed pursuant to a special "mark-to-market" system. Under the mark-to-market system, these instruments are treated as if sold at a fund's fiscal year end for their fair market value. As a result, the fund may be recognizing gains or losses before they are actually realized. As a general rule, gain or loss on section 1256 contracts is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Marking-to-market and the application of this 60/40 rule to unrealized gains and losses on section 1256 contracts generally will affect the amount and timing of capital gains or losses of a fund and of distributions taxable to a shareholder. Moreover, if a fund invests in both section 1256 contracts and offsetting positions to such contracts, which together constitute a straddle, then the fund may be required to defer certain realized losses.

   A shareholder's gain or loss, if any, on the disposition of shares of a fund that are held as capital assets (whether by redemption, sale or exchange) generally will be a long-term or short-term capital gain or loss depending on whether the shares had been held for tax purposes for more than one year, or one year or less, respectively. If a shareholder receives a capital gain dividend with respect to any share and redeems or otherwise sells the share before it has been held by the shareholder for more than six months, then any loss (to the extent not disallowed pursuant to the other six-month rule described above relating to exempt-interest dividends) on the sale or other disposition of such share will be treated as long-term capital loss to the extent of the capital gain dividend.

   If a shareholder incurs a sales charge when acquiring shares of a fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account when computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. The portion of the original sales charge that does not increase the shareholder's tax basis in the original shares will be treated as incurred with respect to the second acquisition and, as a general rule, will increase the shareholder's tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.

   Investors considering buying shares of a fund just prior to a record date for a capital gain distribution should be aware that, regardless of whether the price of the fund shares to be purchased reflects the amount of the forthcoming distribution payment, any such payment will be a taxable distribution payment.

   Each fund may be required to withhold (as "backup withholding") all taxable dividends, capital gain distributions, and (except for California Money Market Portfolio, New York Money Market Portfolio and Massachusetts Money Market Portfolio) the proceeds of any redemption, regardless of whether gain or loss is realized upon the redemption, for shareholders who do not provide the fund with their correct taxpayer identification number (social security or employer identification number) and any required certifications. Withhholding from taxable dividends and capital gain distributions also is required for shareholders who otherwise are subject to backup withholding. Any tax withheld as a result of backup withholding does not constitute an additional tax, and may be claimed as a credit on the shareholders' federal income tax returns.

   From time to time, proceedings have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. It may be expected that similar proposals may be introduced in the future. If such proposals were to be enacted, the ability of a fund to pay "exempt interest" dividends could be adversely affected and the fund would then need to reevaluate its investment objectives and policies and consider changes in its structure.

State Tax Information

   California State Taxes California shareholders will not be subject to California state personal income tax on dividends they receive from the California Money Market Portfolio to the extent that such distributions qualify as exempt-interest dividends under the Code and California law and provided that, at the close of each quarter of the Portfolio's taxable year, at least 50% of the Portfolio's total assets are invested in municipal obligations of California issuers. To the extent that distributions are derived from taxable income, including long-term or short-term capital gains, such distributions will not be exempt from California state personal income tax. Dividends on the California Portfolio are not excluded in determining California state franchise taxes on corporations and financial institutions.

   Florida Taxes Florida currently does not impose a personal income tax on individuals. Thus, individual shareholders of the Florida Portfolio will not be subject to any Florida state income tax on distributions received from the Florida Portfolio. However, certain distributions will be taxable to corporate shareholders that are subject to Florida corporate income tax.

   Florida currently imposes an "intangibles tax" on certain securities and other intangible assets owned by Florida residents. Certain types of municipal obligations of Florida issuers, U.S. Treasury securities and municipal obligations issued by certain U.S. territories and possessions are exempt from this intangibles tax. The Florida Portfolio seeks generally to select investments that will enable its shares to be exempt from the Florida intangibles tax and attempts to ensure that all of its assets held on the annual assessment date are exempt from this tax. Additionally, the Florida Department of Revenue has ruled that, if on the annual assessment date of any year the Florida Portfolio consists solely of such exempt assets, then the Florida Portfolio's shares will be exempt from the Florida intangibles tax. The Florida Portfolio intends to provide shareholders annually with information relating to its assets necessary to permit shareholders to determine whether the value of Florida Portfolio shares held is exempt from the Florida intangibles tax.

   Investors purchasing municipal obligations of their state of residence, or a fund comprised of such obligations, should recognize that the benefits of the exemption from local taxes, in addition to the exemption from federal taxes, necessarily limits the fund's ability to diversify geographically. The Florida Portfolio will make available annually to its shareholders information concerning the tax status of its distributions, including the amount of its dividends designated as exempt-interest dividends and as capital gain dividends.

   The foregoing is only a brief summary of the tax considerations generally affecting the Florida Portfolio and its shareholders who are Florida residents. Investors are urged to consult their tax advisers with specific reference to their own tax situation.

   Georgia Taxes Exempt-interest dividends and distributions by the Georgia Portfolio to a Georgia resident that are attributable to interest on Georgia municipal obligations or direct obligations of the United States and its territories and possessions will not be subject to the State of Georgia personal income tax. Dividends or other distributions by the Georgia Portfolio which are attributable to other sources, including all distributions that qualify as capital gains dividends for federal income tax purposes, will be subject to the State of Georgia personal income tax at the applicable rate.

   Investors purchasing municipal obligations of their state of residence, or a fund comprised of such obligations, should recognize that the benefits of the exemption from local taxes, in addition to the exemption from federal taxes, necessarily limits the fund's ability to diversify geographically. The Georgia Portfolio will make available annually to its shareholders information concerning the tax status of its distributions, including the amount of its dividends designated as exempt-interest dividends and as capital gain dividends.

   The foregoing is only a brief summary of the tax considerations generally affecting the Georgia Portfolio and its shareholders who are Georgia residents. Investors are urged to consult their tax advisers with specific reference to their own tax situation.

   Massachusetts Taxes Individual shareholders of the Massachusetts Money Market Portfolio who are otherwise subject to Massachusetts personal income tax will not be subject to Massachusetts personal income tax on exempt-interest dividends received from the fund to the extent the dividends are attributable to interest on obligations of the Commonwealth of Massachusetts and its political subdivisions, agencies and public authorities (or on obligations of certain other governmental issuers such as Puerto Rico, the Virgin Islands and
Guam) that pay interest which is excluded from gross income for federal income tax purposes and exempt from Massachusetts personal income taxes. Other distributions from Massachusetts Money Market Portfolio, including those related to long-term and short-term capital gains, other than certain gains from certain Massachusetts Municipal Securities identified by the Massachusetts Department of Revenue, generally will not be exempt from Massachusetts personal income tax. Businesses should note that Massachusetts Money Market Portfolio's distributions derived from Massachusetts Municipal Securities are not exempt from Massachusetts corporate excise tax.

   The foregoing is only a brief summary of the tax considerations generally affecting the Massachusetts Money Market Portfolio and its shareholders who are Massachusetts residents. Shareholders are urged to consult their own tax advisers with specific reference to their own tax situation.

   New York State and City Taxes New York resident shareholders of the New York Portfolio or the New York Money Market Portfolio will not be subject to New York State and New York City personal income taxes on exempt-interest dividends attributable to interest on tax-exempt obligations of the State of New York and its political subdivisions, as well as certain other obligations the interest on which is considered exempt for New York State and New York City purposes. The New York Money Market Portfolio is required to report annually the source, tax status and recipient information related to its exempt-interest dividends distributed within the State of New York. Exempt-interest dividends are not excluded in determining New York State franchise or New York City business taxes on corporations and financial institutions.

   The foregoing is only a brief summary of some of the tax considerations generally affecting the New York Portfolio, the New York Money Market Portfolio and their shareholders who are New York residents. Investors are urged to consult their tax advisors with specific reference to their own tax situation.

   Pennsylvania Taxes Exempt-interest dividends distributed by the Pennsylvania Portfolio will not be subject to the Pennsylvania personal income tax, the corporate net income tax or to the Philadelphia school district investment income tax to the extent that the dividends are attributable to interest received by the Portfolio from its investments in Pennsylvania municipal obligations and U.S. Government obligations, including obligations issued by U.S. possessions. For Pennsylvania personal income tax purposes, capital gain distributions are treated as ordinary dividends and are taxed at ordinary income tax rates.

   Investors purchasing municipal obligations of their state of residence, or a fund comprised of such obligations, should recognize that the benefits of the exemption from local taxes, in addition to the exemption from federal taxes, necessarily limits the fund's ability to diversify geographically. The Pennsylvania Portfolio will make available annually to its shareholders information concerning the tax status of its distributions, including the amount of its dividends designated as exempt-interest dividends and as capital gain dividends.

   The foregoing is only a brief summary of some of the tax considerations generally affecting the Pennsylvania Portfolio and its shareholders who are Pennsylvania residents. Investors are urged to consult their tax advisors with specific reference to their own tax situation.

                            ADDITIONAL INFORMATION

   The Trust, an open-end management investment company, is organized as a "Massachusetts business trust" pursuant to a Declaration of Trust dated August 14, 1985. Pursuant to the Declaration of Trust, the Board of Trustees has authorized the issuance of different series of shares, each representing shares in separate funds. The assets of each fund are segregated and separately managed. Each share of a fund represents an equal proportionate interest in the net assets of that fund with each other share of the same fund and is entitled to such dividends and distributions out of the net income of that fund as are declared in the discretion of the Board of Trustees. Shareholders are entitled to one vote for each share held and will vote by individual fund except as otherwise permitted by the 1940 Act. It is the intention of the Trust not to hold annual meetings of shareholders. The Board of Trustees may call meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust, and shareholders are entitled to call a meeting upon a vote of 10% of the fund's outstanding shares for purposes of voting on removal of a Trustee or Trustees. The Trust will assist shareholders in calling such a meeting as required by the 1940 Act. Shares do not have cumulative voting rights or preemptive rights and have only such conversion or exchange rights as the Board of Trustees may grant in its discretion. Shares are redeemable as set forth under "Redemption of Shares."

   The Trust sends to each of its fund's shareholders a semi-annual report and an audited annual report, which include listings of the investment securities held by the funds at the end of the reporting period. In an effort to reduce each fund's printing and mailing costs, each fund plans to consolidate the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. Shareholders who do not want this consolidation to apply to their account should contact their Service Agent or the Transfer Agent.

   State Street Bank and Trust Company, located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian for the fund. Under the custodian agreement with the fund, the custodian is authorized to establish separate accounts for foreign securities owned by the fund to be held with foreign branches of other U.S. banks as well as with certain foreign banks and securities depositories. For its custody services to the fund, the custodian receives monthly fees based upon the month-end aggregate net asset value of the fund, plus certain charges for securities transactions including out-of-pocket expenses, and costs of any foreign and domestic sub-custodians. The assets of the fund are held under bank custodianship in compliance with the 1940 Act.

   Travelers Bank & Trust, fsb located at 125 Broad Street, New York, New York 10004, serves as the fund's transfer and dividend-paying agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund, distributes dividends and distributions payable by the fund and produces statements with respect to account activity for the fund and its shareholders. For these services, the transfer agent receives fees from the fund computed on the basis of the number of shareholder accounts that the transfer agent maintains for the fund during the month and is reimbursed for out-of-pocket expenses.

   PFPC Global Fund Services, located at P.O. Box 9699, Providence, RI 02940-9699, serves as the fund's sub-transfer agent. Under the transfer agency agreement, PFPC maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund, and distributes dividends and distributions payable by the fund. For these services, PFPC receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month, and is reimbursed for out-of-pocket expenses.

                             FINANCIAL STATEMENTS

   The funds' financial information is incorporated by reference to the funds' Annual Reports to Shareholders for the fiscal year ended March 31, 2002 which were filed with the SEC on June 7, 2002, accession number 950130-02-004231.

                               OTHER INFORMATION

   Smith Barney Mutual Funds offers more than 60 mutual Funds. We understand that many investors prefer an active role in allocating the mix of Funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

   That's why we offer four "styles" of fund management that can be tailored to suit each investor's unique financial goals.

   Classic Series--portfolio manager driven funds

   The Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund's investment objectives and guidelines. Classic Series funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

   Premier Selections Series--the best ideas, concentrated funds

   A series of Premier Selections funds managed by several of the most experienced and proven managers in the Smith Barney Mutual Fund family is offered. This series of funds is built on a unique strategy of combining complementary investment management styles to create broader, multiclass and multicap products that are distinguished by a highly concentrated focus.

   Research Series--driven by exhaustive fundamental securities analysis

   Built on a foundation of substantial buy-side research under the direction of our Citibank Global Asset Management (CGAM) colleagues, the Research funds focus on well-defined industries, sectors and trends.

   Style Pure Series--a solution to funds that stray

   The Style Pure Series funds are the building blocks of asset allocation. Other than maintaining minimal cash or under extraordinary conditions, Style Pure Series funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

                                  APPENDIX A

Ratings of Municipal Bonds, Notes and Commercial Paper

Moody's Investors Service, Inc. ("Moody's"):

   Aaa--Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa--Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A--Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

   Baa--Bonds that are rated Baa are considered medium-grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Standard & Poor's Ratings Group ("S&P")

   AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

   AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

   A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

   BBB--Debt rated BBB is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Fitch Inc.:

   AAA--Bonds rated AAA by Fitch have the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments, which is highly unlikely to be adversely affected by foreseeable events.

   AA--Bonds rated AA by Fitch have a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

   A--Bonds rated A by Fitch are considered to have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be strong, but may be more vulnerable to changes in economic conditions and circumstances than bonds with higher ratings.

   BBB--Bonds rated BBB by Fitch currently have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.

   Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

Description of State and Local Government Note Ratings

   Notes are assigned distinct rating symbols in recognition of the differences between short-term and long-term credit risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk--long-term secular trends for example--may be less important over the short run.

Moody's Investors Service, Inc.:

   Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG"). A short-term rating may also be assigned on an issue having a demand feature, a variable-rate demand obligation. Such ratings will be designated as "VMIG." Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met. Symbols used are as follows:

   MIG/VMIG 1--Loans bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds, superior liquidity support or demonstrated broad-based access to the market for refinancing.

   MIG 2/VMIG 2--Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

Standard & Poor's Ratings Group:

   SP-1--Very strong or strong capacity to pay principal interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

   SP-2--Satisfactory capacity to pay principal and interest.

Fitch Inc.:

   Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

   The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet financial commitments in a timely manner.

Fitch's short-term ratings are as follows:

   F1+--Issues assigned this rating are regarded as having the strongest capacity for timely payment of financial commitments. The "+" denotes an exceptionally strong credit feature.

   F1--Issues assigned this rating are regarded as having the strongest capacity for timely payment of financial commitments.

   F2--Issues assigned this rating have a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

   F3--The capacity for the timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                DESCRIPTION OF HIGHEST COMMERCIAL PAPER RATINGS

Moody's Investors Service, Inc.:

   Prime-1--Issuers (or related supporting institutions) rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

Standard & Poor's Ratings Group:

   A-1--This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

Appendices B-I--Special Note:

   The following information (set forth in Appendices B-I) is a summary of special factors available at the time of the preparation of this SAI affecting municipal obligations for state-specific portfolios (California, New York and Massachusetts Money Markets, Florida, Georgia, New York and Pennsylvania Portfolios). Also included (set forth in Appendices H-I) is a summary of specific factors, available at the time of preparation of this SAI, affecting municipal obligations for certain U.S. territories including Puerto Rico, the U.S. Virgin Islands and Guam for both state specific portfolios and the National and Limited Term Portfolios. For any such state and territory, the summary does not purport to be a complete description and is based on information from official statements and other public information relating to securities offerings, finances and bond ratings of issuers within the state and territory. The fund has not independently verified any such information. The respective states and territories typically indicate that budgetary information is based on estimates and projections of revenues and expenditures for a fiscal year and must not be construed as statements of fact; estimates and projections are based upon various assumptions which may be affected by numerous factors, including future economic conditions in the state, territory and the nation, and that there can be no assurance that the estimates will be achieved. Generally, NRSROs base their ratings on information and materials furnished to the agencies and on investigations, studies and assumptions by the rating agencies at a particular point in time. There is no assurance that any such rating remains in effect for a given period of time or that it will not be lowered or withdrawn entirely if, in the judgment of the NRSRO originally establishing the rating, circumstances so warrant. Any such change or withdrawal of the rating could have an adverse effect on the market price of the bonds.

                                  APPENDIX B

Special Considerations Relating to California Municipal Obligations

California Risk Factors

   The following summaries are included for the purpose of providing certain information regarding the economic climate and financial condition of the State of California are based primarily on information from official statements made available in connection with the issuance of certain securities and other documents and sources and does not purport to be complete. The fund has not undertaken to verify independently such information and the trust assumes no responsibility for the accuracy of such information and will not update it during the year. These summaries do not provide information regarding most securities in which the fund is permitted to invest and in particular do not provide specific information on the issuers or types of municipal securities in which the fund invests or the private business entities whose obligations support the payments on alternative minimum tax-subject bonds in which the fund will invest. Therefore, the general risk factors as to the credit of the state or its political subdivisions discussed herein may not be relevant to the fund. Although revenue obligations of a state or its political subdivisions may be payable from a specific project or source, there can be no assurance that future economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of the fund or the ability of the respective obligors to make timely payments of principal and interest on such obligations. In addition, a number of factors may adversely affect the ability of the issuers of municipal securities to repay their borrowings that are unrelated to the financial or economic condition of a state, and that, in some cases, are 13 beyond their control. Furthermore, issuers of municipal securities are generally not required to provide ongoing information about their finances and operations to holders of their debt obligations, although a number of cities, counties and other issuers prepare annual reports.

General

   During the early 1990's, California experienced significant financial difficulties, which reduced its credit standing, but the State's finances improved significantly starting in 1995. After several years of very strong growth, the State's financial condition started to worsen since the start of 2001, with the combination of a mild economic recession and a dramatic decline in revenue from capital gains and stock option activity resulting from the decline in stock market levels since mid-2000. The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for state-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of California deteriorate further, its credit ratings could be reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.

Economic Factors

   California's economy is the largest among the 50 states and one of the largest in the world. The State's population of about 35 million represents about 21.2% of the total United States population and grew by 26% in the 1980s, more than double the national rate. Population growth slowed to less than 1% annually in 1994 and 1995, but rose to almost 2% in the final years of the 1990's. The bulk of population growth in the State is due to births and foreign immigration. Total personal income in the State, at an estimated $1,095 billion in 2000, accounts for almost 13% of all personal income in the nation. Total employment is over 16 million, the majority of which is in the service, trade and manufacturing sectors.

   Following a severe recession in the early 1990's, California began a period of strong growth in 1994 in virtually all sectors, particularly in high technology manufacturing and services, including computer software and other services, entertainment, tourism, and construction, and also with very strong growth in exports. The California economy outpaced the nation during this period. By the end of 2000, unemployment in the State had dropped in half from the recession to under 5%, its lowest level in three decades. The strongest growth in a decade occurred in 1999 and 2000, but in 2001 the State finally showed the impact of the nationwide economic slowdown, coupled with a cyclical downturn in the high technology sector (including Internet-related businesses) and entered a mild recession. International trade has also slowed since the start of 2001. The terrorist attacks on September 11, 2001 further weakened the economy, particularly in tourism-based areas. Although California's economy is continuing to be stronger than the national average, it is not expected to start a recovery until mid-2002. The recession, combined particularly with the decline in the stock markets since mid-2000, will result in much weaker State revenues than previously projected.

   Widely publicized difficulties in California's energy supplies had been seen in early 2001 to pose some risks to the economy, but during the summer there were no electricity blackouts or shortages of natural gas. Although energy prices have risen from the levels of two years ago, they have now appeared to stabilize. Energy difficulties are mitigated by the fact that California's economy is very energy-efficient. U.S. Department of Energy statistics for 1999 revealed that California ranked 50th of the 50 states in energy expenditures as a percentage of state domestic product.

Recent Developments Regarding Energy

   From mid-2000 through early 2001, the State faced occasional shortages of electricity and dramatic increases in the spot market price for electricity, as a result of many complex factors deriving generally from a 14 deregulation plan implemented in 1997. The three major investor-owned utilities in the State ("IOUs") purchased electricity to meet their needs above their own generating capacity and contracted supplies at fluctuating short-term and spot market rates, which rose sharply, while the retail prices they could charge their residential and small business customers were capped at specified levels under the deregulation plan. By early January 2001, the two largest IOUs had exhausted their cash reserves and could no longer purchase electricity in the spot market.

   The Governor declared a state of emergency under State law on January 17, 2001, and ordered the State's Department of Water Resources ("DWR") to begin purchasing electricity for resale to retail end use customers, to fill the gap in supplies resulting from the inability of the IOUs to continue to purchase power. The DWR also started to enter into long-term power supply contracts to reduce reliance on short-term and spot markets. DWR's purchases were initially funded primarily by unsecured, interest-bearing loans from the State's General Fund ("State Loans"). DWR is also receiving repayment from a portion of retail end use customers' payments, remitted through the IOUs, but these amounts will cover only a small portion of the power purchase costs. Effective June 26, 2001, the DWR entered into an Interim Loan Agreement with several banks totaling $4.1 billion ("Interim Loans"), which moneys are being used since that date to fund power purchases. The Interim Loans are repayable only from end use customer payments or other debt sales, and are not an obligation of the State General Fund. As of January 31, 2002, DWR had committed approximately $12.6 billion for power purchases, funded from $6.1 billion in net State Loans, $3.7 billion in customer payments and a net $2.7 billion from the Interim Loans ($1.4 billion of Interim Loan proceeds remain available to fund future power purchases).

   The State Loans, the Interim Loans and the balance of energy purchase costs, are intended to be funded from the issuance of an estimated $11 billion of DWR revenue bonds authorized by legislation. Issuance of the bonds depends on adoption and final legal review of several orders by the California Public Utilities Commission ("CPUC"). In February, 2002 the CPUC adopted an order implementing DWR's "revenue requirement" to be collected from customer rates; the procedure used by DWR to calculate its revenue requirement was, however, challenged in a court proceeding. The CPUC also approved a "rate agreement" with the DWR governing the imposition of consumer rates necessary to repay the bond issue and DWR's other power purchase costs. While the CPUC had raised customer rates significantly in 2001 (average of 40%), final calculation of the DWR's revenue requirement to repay bonds and meet its other obligations may require additional rate actions. CPUC also approved an order eliminating the right of retail customers to contract directly with generators for energy.

   A final schedule for issuance of the revenue bonds will depend on review of legal challenges to these CPUC orders and related matters. The DWR revenue bonds will be repaid from a dedicated revenue stream derived from customer payments; they will not be backed in any way by the faith and credit or taxing power of the State. Pending issuance of the DWR revenue bonds, DWR projects it will have enough funds available from existing resources and customer revenues to continue its power purchases and repay its obligations (including principal payments on the Interim Loans which began in April 2002).

   On April 6, 2001, the largest IOU, Pacific Gas & Electric Company, filed for voluntary protection under the federal Bankruptcy Code. Its bankruptcy proceeding remained far from resolution by May 2002. The second largest IOU, Southern California Edison Company ("SCE") also defaulted on various obligations in early 2001. In October 2001, SCE announced the settlement of a lawsuit with the CPUC over the rates, which SCE could charge its customers.
CPUC implemented this settlement by allowing SCE to collect rates from its customers at current levels for up to three years to repay its prior debts. Based on this agreement, SCE used accumulated cash and proceeds of a new credit agreement to repay substantially all of its prior defaulted debts in March 2002.

   The State is intensifying programs for energy conservation, load management and improved energy efficiency in government, businesses and homes. Approval for construction of new power generating facilities, especially smaller and "peaking" power facilities has been accelerated. A number of new power plants have been completed and new larger power plants are under construction and in permitting phase, and will come on line in 2002-2003. As noted, the State has entered into a number of longer term power supply contracts, thereby reducing the risks of reliance on the spot markets. The combination of these elements has substantially lowered wholesale electricity costs.

   Despite fears of significant disruptions during the summer of 2001, the combination of cooler weather, significant conservation efforts, absence of major unplanned power plant outages, and completion of several new power plants has permitted the State to avoid any blackouts since early May, and spot market power costs have decreased significantly, lessening the cost of the DWR power purchase program. Natural gas prices have also decreased.

   A number of lawsuits are pending dealing with many aspects of the energy situation in California, including disputes over the rates which the CPUC may charge retail customers, financial responsibility for purchases of power by the IOUs, obligations and rights of independent power producers holding power sales contracts with the IOUs, and various antitrust, fraud and refund claims against energy suppliers.

Constitutional Limitations on Taxes, Other Charges and Appropriations

   Limitation on Property Taxes. Certain California Municipal Obligations may be obligations of issuers, which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Article XIIIA limits the rate of ad valorem property taxes to 1% of full cash value of real property and generally restricts the reassessment of property to 2% per year, except under new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter approve bonded indebtedness.

   Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits were filed challenging the acquisition-based assessment system of Proposition 13, but the U.S. Supreme Court upheld it in 1992.

   Article XIIIA prohibits local governments from raising revenues through ad valorem taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax."

   Limitations on Other Taxes, Fees and Charges. On November 5, 1996, the voters of the State approved Proposition 218, called the "Right to Vote on Taxes Act." Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

   Article XIIIC requires that all new or increased local taxes be submitted to the electorate before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote.

   Article XIIID contains several new provisions making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. Article XIIID also contains several new provisions affecting "fees" and "charges", defined for purposes of Article XIIID to mean "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a [local government] upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges, which generate revenues exceeding the funds required to provide the property, related service or are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as "property related" for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

   In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

   The courts with respect to a number of matters will ultimately determine the interpretation and application of Proposition 218, and it is not possible at this time to predict with certainty the outcome of such determinations.

   Appropriations Limits. The State and its local governments are subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" exclude most State subventions to local governments. No limit is imposed on appropriations of funds, which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

   Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations to comply with mandates of courts or the federal government, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

   The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State's economy.

   "Excess" revenues are measured over a two-year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% of any excess, with the other 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues in the early 1990's because of the recession, few governments have been operating near their spending limits, but this condition may change over time. Local governments may exceed their spending limits for up to four years with voter approval. Because of extraordinary revenue receipts in fiscal year 1999-2000, State appropriations were estimated to be about $975 million above the limit. However, since the State was $2.1 billion below its limit in fiscal year 2000-01, resulting in no excess over the two-year period, no refunds were made. 1999-2000 was the only fiscal year since the late 1980's when the State appropriations were above the limit. The State Department of Finance estimates the State will be about $14.5 billion below its appropriation limit in fiscal year 2001-02 and $6.3 billion under the limit in 2002-03.

   Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these Articles on California municipal obligations or on the ability of the State or local governments to pay debt service on such California municipal obligations. It is not possible, at the present time, to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these Articles or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Further initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

Obligations of the State of California

   Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. As of January 1, 2002, the State had outstanding approximately $23.9 billion of long-term general obligation bonds, plus $724 million of general obligation commercial paper and $6.2 billion of lease-purchase debt supported by the State General Fund. The State also had about $13.2 billion of authorized and unissued long-term general obligation bonds and lease-purchase debt. The State sold $1.8 billion of general obligation bonds to repay outstanding commercial paper notes in February and April, 2002, and sold $187,705,000 of new lease purchase bonds in February, 2002. In FY 2000-01, debt service on general obligation bonds and lease purchase debt was approximately 3.8% of General Fund revenues. State voters approved $2.8 billion of new general bond authorizations on the ballot in March 2002. At least $15 billion in new bond authorizations will be on the ballot in November 2002.

Recent Financial Results

   The principal sources of General Fund tax revenues in 2000-01 were the California personal income tax (59 percent of total tax revenues), the sales tax (28 percent), corporation taxes (9 percent), and the gross premium tax on insurance (2 percent). Preliminary estimates for 2000-01 indicate that up to 23% of total General Fund tax revenue was derived from capital gains realizations and stock option income. While these sources have been extraordinarily strong in the past few years, they are particularly volatile. In preparing the 2001-02 budget, the State took account of the recent drop in stock market levels and reduced its estimated receipts from these revenues as compared to the prior year. However, with continued weak stock market levels into early 2002 it is now expected that revenue from capital gains and stock options will fall below projections.

   The State maintains a Special Fund for Economic Uncertainties (the "SFEU"), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance.

   Throughout the 1980's, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 35 percent).

   Recent Budgets. The State suffered a severe economic recession from 1990-94 during which the State experienced substantial revenue shortfalls and accumulated a budget deficit of about $2.8 billion. With the economic recovery, which began in 1994, the State's financial condition improved markedly in the years from fiscal year 1995-96 onward, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on the actions taken in earlier years.

   The economy grew strongly during the second half of the 1990's, and as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97, $2.4 billion in 1997-98, $1.7 billion in 1998-99, $8.2 billion in 1999-2000 and $4.1 billion in 2000-01) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97. In 1998-99 through 2000-01, new spending programs were also enacted, particularly for education, new capital outlay projects were funded from current receipts, and significant tax reductions were enacted. The accumulated budget deficit from the recession years was finally eliminated. The Department of Finance estimates that the State's budget reserve (the SFEU) totaled $8.7 billion at June 30, 2000 and $6.3 billion at June 30, 2001. However, the SFEU balance at June 30, 2001 includes as an asset the $6.1 billion loan to the DWR for power purchases (see "Recent Developments Regarding Energy" above), and the General Fund's available cash at that date was considerably less.

   The growth in General Fund revenues since the end of the recession resulted in significant increases in State funding for local school districts under Proposition 98. From the recession level of about $4,200 per pupil, annual State funding has increased to over $6,700 per pupil in FY 2000-01. A significant amount of the new moneys have been directed to specific educational reforms, including reduction of class sizes in many grade levels. The improved budget condition also allowed annual increases in support for higher education in the State, permitting increased enrollment and reduction of student fees.

   Part of the 1997-98 Budget Act was completion of State welfare reform legislation to implement the new federal law passed in 1996. The new State program, called "CalWORKs," became effective January 1, 1998, and emphasizes programs to bring aid recipients into the workforce. As required by federal law, new time limits are placed on receipt of welfare aid. Generally, health and welfare costs have been contained even during the recent period of economic recovery, with the first real increases (after inflation) in welfare support levels occurring in 1999-2000 and additional increases in 2000-01.

   One of the most important elements of recent Budget Acts was agreement on substantial tax cuts. The largest of these was a phased-in cut in the Vehicle License Fee (an annual tax on the value of cars registered in the State, the "VLF"). Starting on January 1, 1999, the VLF was reduced by 25 percent, which was increased to a 35% reduction effective January 1, 2000 and a 67.5% reduction effective January 1, 2001. Under pre-existing law, VLFfunds are automatically transferred to cities and counties, so the new legislation provided for the General Fund to make up the reductions. The full 67.5% VLF cut will be offset by about $2.6 billion in General Fund money in FY 2000-01, and $3.6 billion for fiscal year 2001-02. Other tax cuts included an increase in the dependent credit exemption for personal income tax filers, restoration of a renter's tax credit for taxpayers, and a variety of business tax relief measures. Finally, because the SFEU balance was more than 4% of General Fund revenues for two consecutive years, the State reduced its sales tax by 0.25% for one year, starting January 1, 2001 (pursuant to an existing statutory formula). This will result in about $1.15 billion in lower revenues during calendar year 2001. The 0.25% rate was restored as of January 1, 2002.

Fiscal Year 2001-02 Budget

   The 2001-02 Budget Act (the "2001 Budget Act") was signed on July 26, 2001. The 2001 Budget Act included $78.8 billion in General Fund expenditures, a reduction of $1.3 billion from the previous year. General Fund revenues in fiscal year 2001-02 were projected to drop to $75.1 billion, a decline of almost 4 percent from the prior year, reflecting the economic slowdown and the sharp drop in capital gains and stock option revenue. The excess of expenditures over revenues is to be funded by using a part of the budget reserve from the prior year, and assumes that the General Fund will be repaid in full for advances made to purchase energy (see "Recent Developments Regarding Energy" above). The Governor vetoed about $500 million of General Fund expenditures from the 2001 Budget Act as adopted by the Legislature, to leave an estimated budget reserve in the SFEU at June 30, 2002 of $2.6 billion. The 2001 Budget Act also included expenditures of $21.3 billion from Special Funds and $3.2 billion from bond funds.

   When the Governor released his proposed budget for 2002-03 in January 2002 (the "2002-03 Governor's Budget"), the Administration estimated that the major tax revenues (personal income, corporate and sales) would be more than $5 billion lower in 2001-02 than projected when the 2001 Budget Act was signed. The Administration projected the need to close a $12.5 billion budget gap for the two fiscal years 2001-02 and 2002-03. As part of his plan to close this gap, the Governor froze about $2.3 billion of spending for 2001-02 in November 2001; the Legislature ratified these actions in late January 2002. Further elements of the plan are described below under "Proposed 2002-03 Budget."

   The State sold a record $5.7 billion in revenue anticipation notes ("RANs") for the 2001-02 fiscal year, to offset cash flow shortfalls during the fiscal year. The $6.1 billion advances made by the General Fund to pay for electricity purchases in the first half of 2001 have adversely affected the State's cash position. In late April, 2002, the State Controller indicated that cash flow projections for the balance of the fiscal year, in light of weak revenues, indicated the need for the State to borrow additional moneys in the short-term note markets in order to pay the RANs when they mature on June 28, 2002, as well as other State obligations in June, July and August 2002, given the fact that the DWR revenue bonds will not be sold in time to replenish the General Fund by the end of June. The Controller proposed the issuance of up to $7.5 billion of "revenue anticipation warrants" in June 2002, with the possible issuance of up to an additional $3.5 billion in fiscal year 2002-03 if necessary. The need for additional borrowing will likely depend on how quickly the DWR revenue bonds are sold (see "Recent Developments Regarding Energy" above).

   One of the major disputes, which delayed passage of the 2001 Budget Act past the July 1 start of the fiscal year, related to tax provisions. Under existing law, since the budget reserve was expected to fall below 4% in 2001-02, the 0.25% reduction in the State sales tax, which went into effect on January 1, 2001, was scheduled to be reversed on January 1, 2002, providing over $500 million of revenues for the 2001-02 fiscal year. A compromise was reached which allows the 0.25% sales tax reinstatement to occur in 2002, but reduces the "trigger" for sales tax reductions in future years to a 3% budget reserve test from the present 4%. Certain other tax relief measures for senior citizens and rural and agricultural areas were included in the Budget Act, totaling about $122 million.

   The 2001 Budget Act provides full funding for K-14 education, and certain additional funding for low performing schools, childcare and other programs. Funding for higher education was increased, but less than in previous years. No fee increases for higher education will be imposed. Health care, social services and prisons are funded for all expected caseload and inflation increases. Assistance to local governments was reduced from the previous year.

   The 2001 Budget Act was able to sustain the reduced revenues without major program reductions because a large part of the 2000-01 Budget Act was for one-time spending, which did not have to be continued. The Budget Act has much less one-time spending for capital outlay. The 2001 Budget Act also extends for two years the six year transportation-funding program implemented in 2000-01, and uses a total of $2.3 billion of those funds for General Fund purposes in 2001-02 and 2002-03, to be repaid in 2006-08. The shortfall in funding will be made up by temporary loans from other transportation accounts, so that it is not expected any projects will be delayed. Part of a compromise to permit this deferral was agreement to place a constitutional amendment on the next statewide ballot to permanently dedicate all sales taxes on gasoline and related fuels to transportation programs.

   In anticipation of reduced revenues in the 2001-02 fiscal year, the Governor in October 2001 announced a hiring freeze for State agencies, and requested State agencies to find up to 10% in cost reductions in the current year. He also asked State agencies to prepare budget proposals for the 2002-03 fiscal year with up to a 15% cut from current levels. However, this cut would not apply to public safety or K-12 education programs.

Proposed 2002-03 Budget

   As noted above, the 2002-03 Governor's Budget projected a $12.5 billion gap for the period through June 30, 2003. The Administration proposed to close this gap with the following major actions:

      1. Expenditure reductions of about $5.2 billion. About $2.3 billion of these reductions, for the 2001-02 fiscal year, have already been approved by the Legislature.

      2. Funding shifts from the General Fund to other sources, including bond funds and special funds, totaling $586 million.

      3. Anticipated increases in federal funding for health and human services programs, security/bioterrorism and other areas totaling $1.1 billion.

      4. Interfund loans, accelerations and transfers totaling $5.6 billion. The largest portion of this category is the receipt of $2.4 billion in 2002-03 from the sale of a portion of the State's future receipt of payments from tobacco companies in settlement of previous litigation. Another $672 million would come from loans from transportation funds and $800 million would come from deferral of payments to State pension funds. The Administration later announced it would not pursue the pension fund deferrals, using instead savings in debt service costs by rescheduling current debt payments to future years.

   All of these proposals are subject to negotiations with the Legislature and, in some cases, action by other bodies, such as the federal government. There is no assurance which of these actions will be finally implemented, or the total budget savings, which will result.

   In February 2002, the State's Legislative Analyst issued a report, which predicted that revenues in 2001-02 would be about $2.8 billion lower than the Administration's estimates, in part because of lower estimates of capital gains and stock option income. The Legislative Analyst also predicted expenditures would be higher than the Administration projected, and that the total budget gap which the State would have to resolve over the period December 1, 2001 to June 30, 2003 might be as large as $17.5 billion.

   Preliminary and unofficial information as of the end of April, 2002, indicated that personal income tax receipts for April, the largest single revenue element for the 2001-02 fiscal year, were about $6.1 billion, compared to the 2002-03 Governor's Budget projection of $8.3 billion, and over $11 billion actually received in April, 2001. The Administration will release updated revenue projections and revised budget proposals in mid-May, 2002, which will address the budget gap, now estimated to range from $15-22 billion.

   The 2002-03 Governor's Budget proposed an austere spending plan for the next fiscal year, based on successful implementation of the various actions to close the budget gap. Spending for K-12 schools would be increased by a small amount, with full cost of living increases included. Support for higher education would also increase by about 1 percent on average. Health and human services costs would increase by 3.3 percent to reflect increased caseloads. Most other areas of the budget, including corrections, natural resources, environmental protection, transportation, general government and capital outlay, will be reduced on average 5 percent. The Governor proposed no tax increases or funding shifts which would impact local governments. Final action on the 2002-03 Budget Act will occur in the summer following release of updated budget and revenue estimates in May 2002 and final negotiations between the Governor and the Legislature.

   Although the State's strong economy has produced record revenues to the State government in recent years, the State's budget faces several years of significant constraints due to weaker economic conditions, and it continues to be marked by mandated spending on education, a large prison population, and social needs of a growing population with many immigrants. These factors, which limit State-spending growth, also put pressure on local governments. There can be no assurances that, if economic conditions weaken, or other factors intercede, the State will not experience budget gaps in the future.

Bond Rating

   The ratings on California's long-term general obligation bonds were reduced in the early 1990's from "AAA" levels, which had existed prior to the recession. After 1996, through the end of 2000, the three major rating agencies raised their ratings of California's general obligation bonds as high as "AA" from Standard & Poor's, "Aa2" from Moody's and "AA" from Fitch. As of May 1, 2002, Standard & Poor's had reduced California's senior ratings to "A+" and Moody's had reduced its ratings to "A1" and both agencies maintained the State's credit ratings on watch with negative implications. As of that date, Fitch had placed California's ratings on watch with negative implications.

   There can be no assurance that current ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Legal Proceedings

   The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. If the State eventually loses any of these cases, the final remedies may not have to be implemented in one year.

Obligations of Other Issuers

   Other Issuers of California Municipal Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

   State Assistance. Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local assistance from the State's General Fund was budgeted at approximately 75% of General Fund expenditures in recent years, including the effect of implementing reductions in certain aid programs. To reduce State General Fund support for school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer $3.9 billion of property tax revenues to school districts, representing loss of the post-Proposition 13 "bailout" aid. Local governments have in return received greater revenues and greater flexibility to operate health and welfare programs. In 1997, a new program provided for the State to substantially take over funding for local trial courts (saving cities and counties some $400 million annually). For 2001-02, the State has provided over $350 million to support local law enforcement costs.

   To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. Los Angeles County, the largest in the State, was forced to make significant cuts in services and personnel, particularly in the health care system, in order to balance its budget in FY1995-96 and FY1996-97. Orange County, which emerged from Federal Bankruptcy Court protection in June 1996, has significantly reduced county services and personnel, and faces strict financial conditions following large investment fund losses in 1994, which resulted in bankruptcy. The recent economic slowdown in the State, with its corresponding reduction in State and local revenues, will put additional pressure on local government finances in the coming years.

   Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were enacted in August 1997 in order to comply with the federal welfare reform law. Generally, counties play a large role in the new system, and are given substantial flexibility to develop and administer programs to bring aid recipients into the workforce. Counties are also given financial incentives if either at the county or statewide level, the "Welfare-to-Work" programs exceed minimum targets; counties are also subject to financial penalties for failure to meet such targets. Counties remain responsible to provide "general assistance" for able-bodied indigents who are ineligible for other welfare programs. The long-term financial impact of the new CalWORKs system on local governments is still unknown.

   Assessment Bonds. California Municipal Obligations, which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land, which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

   California Long Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, though typically payable from the general fund of the State or a municipality, are not considered "indebtedness" requiring voter approval. Such leases, however, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common causes of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Although litigation is brought from time to time which challenges the constitutionality of such lease arrangements, the California Supreme Court issued a ruling in August 1998, which reconfirmed the legality of these financing methods.

Other Considerations

   California laws limiting foreclosure rights of creditors may affect the repayment of industrial development securities secured by real property. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

   Limitations on ad valorem property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.

   Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

   The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenueraising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not possible, at present, to predict the extent to which any such legislation will be enacted. Nor is it possible, at present, to determine the impact of any such legislation on California Municipal Obligations in which the fund may invest, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California Municipal Obligations.

   Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative economic impact. Any California Municipal Obligation in the fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

                                  Information

   The sources for the information presented above include official statements and financial statements from the State of California. While the funds have not independently verified this information, the funds have no reason to believe that the information is not correct in all material respects.

                                  APPENDIX C

Special Considerations Relating to Florida Municipal Obligations

  See Special Note prior to Appendix B.

                                    General

   Population. In 1980, Florida was the seventh most populous state in the U.S. Florida has grown dramatically since then and as of April 1, 2001, ranks fourth with an estimated population of 16.34 million. The U.S. average population increase since 1990 is about 1.0% annually, while Florida's average increase is about 1.8% annually. From 1990 to 2001, 84% of Florida's population growth was due to more people moving into Florida than moved out. The remaining 16% was due to the excess of births over deaths. Approximately one-third of the population increase due to the net in-migration was due to people moving to Florida from foreign countries, and the other two-thirds was due to people moving from other states. Approximately 60% of Florida's total population is at the working age (18-64). This share is not expected to increase significantly in the next decade. However, the percentage of Florida residents aged 85 and older was projected to increase by 29% between 1995 and 2000 and by another 23% between 2000 and 2005.

   Income. Personal income in Florida has been growing steadily the last decade. Florida's real income per person has tracked closely with the U.S. average and has tracked above the southeast. Since 1992, however, Florida's real income per person has been consistently slightly below that of the U.S. Florida has a proportionately greater retirement age population than most states. As a result, property income (dividends, interest, and rent), and transfer payments (for example, Social Security and pension benefits) are relatively more important sources of income to persons residing in Florida. Transfer payments are typically less sensitive to the ups and downs of the economy than wages and salaries and other employment income, and, therefore, act as a stabilizing force in weak economic periods.

   The personal income of residents of the various states in the U.S. is frequently used to make comparisons among the various states. However, using personal income to compare Florida to other states can be misleading. Florida's personal income is systematically underestimated. Contributions by employers to employees' pension, profit sharing, and other retirement plans are included in personal income of that employee while the employee is working and earning wages and salary. When those same employees retire, to avoid double accounting, retirement payments to them from those retirement plans are excluded in computing personal income. Florida retirees are more likely to be collecting retirement benefits that they earned in a state other than Florida. As a result, Florida personal income is underestimated. Florida has no personal income tax. Florida's real income per person in 1999 was $28,023. The U.S. average real income per person was slightly higher at $28,542. Real income per person in the southeast United States was significantly lower at $25,703. Total Florida real income increased 3.7% from 1999 to 2000 and is projected to increase 5.1% in the fiscal year ended June 30, 2001, and 4.6% in the fiscal year ending June 30, 2002. Florida real income per person is forecasted to increase 3.4% in the fiscal year ended June 30, 2001, and 2.9% in the fiscal year ending June 30, 2002. The national economic forecast indicates slower growth during the next two fiscal years. While the Florida economy will also slow, it is expected to continue outperforming the U.S. economy.

                                  Employment

   Since 1990, Florida's working age population (age 18-64) has increased approximately 17%, while the number of employed persons in Florida increased approximately 20.2%. Florida is gradually becoming less dependent on employment related to construction, agriculture, or manufacturing, and more dependent on employment related to trade and services. In 1998, 13 of the 20 public companies in Florida generating the most revenue were Fortune 500 companies with headquarters in Florida. In 1998, services constituted 36% and trade

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constituted 25.5% of Florida's total non-farm jobs. The U.S., however, continues to have a greater percentage of manufacturing jobs than Florida. Manufacturing jobs tend to pay higher wages, but service jobs can also pay well and tend to be less sensitive to swings in the business cycle. Florida has a concentration of manufacturing jobs in high-tech and high value-added sectors, such as electrical and electronic equipment, as well as printing and publishing. These type of manufacturing jobs tend to be less cyclical. From
1990 to 1994, Florida's unemployment rate was consistently slightly higher than that of the U.S. From 1994 to 1997, Florida's unemployment rate was generally below that of the U.S. In 1998, Florida's unemployment rate was again very slightly above that of the U.S. In 1999, 2000 and 2001, Florida's unemployment rate once again fell below the U.S. unemployment rate. It is estimated that Florida's unemployment rate will be 4.3% in the fiscal year ended June 30, 2002.

   Florida's economy is expected to grow at a slow rate along with the U.S., but is expected to out perform the U.S. as a whole. Total non-farm employment in Florida is expected to increase 3.8% for the fiscal year ended June 30, 2001, and 2.8% for the fiscal year ending June 30, 2002. Trade and services, the two largest employment sectors, currently account for more than half of the total non-farm employment in Florida.

   Employment in the service sectors should experience an increase of 6.7% for the fiscal year ended June 30, 2001, while growing 4.7% for the fiscal year ending June 30, 2002. Trade is expected to expand 2.6% for the fiscal year ended June 30, 2001, and 2.3% for the fiscal year ending June 20, 2002. The service sector is now Florida's largest non-farm employment category.

                                 Construction

   In the past, Florida's economy has been highly dependent on the construction industry and construction related manufacturing. This dependency has declined in recent years as a result of continued diversification of Florida's economy. For example, in 1973, total contract construction employment as a share of total non-farm employment was about 10%, in the late 1980's, the share had edged downward to 7.5%, and in 1998, the share was only 5.2%. This trend is expected to continue as Florida's economy continues to diversify. While recent federal tax reforms reducing capital gains realized on the sale of homes may increase the purchases of second, preretirement homes in Florida, single and multi-family private housing starts in Florida are projected to slow over the next two years.

   There were 162,600 single and multi-family housing starts in 1999-2000. The number of starts is expected to fall to a combined total of 143,700 units in 2000-2001. Starts should slightly recover the following year, gaining 146,100. Total construction expenditures in Florida are forecasted to increase 1.6% for the fiscal year ended June 30, 2001, and increase 2.7% for the fiscal year ending June 30, 2002.

                                    Tourism

   Tourism is one of Florida's most important industries. Approximately 48.7 million tourists visited Florida in 1998. Florida's tourist industry over the years has become more sophisticated, attracting visitors year-round and, to a degree, reducing its seasonality. Due in large part to the fact that Florida does not have a state individual income tax, tourists in Florida are, in essence, additional residents for purposes of determining Florida tax revenues.

                             Revenues and Expenses

   Estimated General Revenue plus Working Capital and Budget Stabilization funds available to Florida for the fiscal year ending June 30, 2002, total $19,573.4 million. Of the total General Revenue plus Working Capital Funds available to Florida, $18,671.3 million of that is Estimated Revenues. With effective General Revenues plus Working Capital Funds appropriations at $19,267.2 million, including $46.9 million transferred to the Budget Stabilization Fund, unencumbered reserves for the fiscal year ended June 30, 2002, were $306.2 million.

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

Estimated General Revenue plus Working capital Funds available to Florida for the fiscal year ending June 30, 2003, total $20,060.9 million, a 2.5% increase over the fiscal year ended June 30, 2002. The $19,492.5 million in Estimated Revenues represents an increase of 4.4% over the previous year's Estimated Revenues.

                         General Revenues and Expenses

   For the fiscal year ended June 30, 2000, approximately 67% of Florida's total direct revenue to its four operating funds were derived from Florida taxes and fees, with federal grants and other special revenue accounting for the balance. The large majority of Florida General Revenue Funds available to Florida for the fiscal year ended June 30, 2000, were made up of the following taxes:

      Sales and use tax--73%
      Corporate income tax--7%
      Intangible personal property tax--3%
      Estate tax--4%
      Documentary stamp tax--2%

   During the same fiscal year ended June 30, 2000, the large majority of expenditures from Florida's General Revenue Fund were as follows:

      Health and social concerns--37%
      Education--27%
      Government--11%

                           Florida Sales and Use Tax

   Florida's sales and use tax (6%) currently accounts for Florida's single largest source of tax receipts. Slightly less than 10% of Florida's sales and use tax is designated for local governments. In addition to this money from the State of Florida, local governments may (by a vote of the residents) assess a 0.5% or a 1.0% discretionary sales surtax within their county.

   With the exception of the tax on gasoline and special fuels, the receipts from the sales and use tax are credited to either the General Revenue Fund, the Solid Waste Management Trust Fund, or to local governments. Legislation was enacted in 2000, which provides that 2.25% of sales tax receipts are to be deposited in the Revenue Sharing Trust Fund for Counties in lieu of intangible personal property taxes which were so distributed under prior law.

   For the fiscal year ended June 30, 2001, Florida sales and use tax receipts (exclusive of the tax on gasoline and special fuels) credited to the General Revenue Fund totaled $13,945.7 million, an increase of 1.2% over the fiscal year ended June 30, 2000, collections.

   For the fiscal year ended June 30, 2001, Florida sales and use tax receipts (exclusive of the tax on gasoline and special fuels) credited to the Conservation and Recreational Land Trust Fund totaled $46.0 million, an increase of 3.1% over the fiscal year ended June 30, 1999, collections. For the fiscal year ended June 30, 2000, Florida sales and use tax receipts (exclusive of the tax on gasoline and special fuels) credited to local governments totaled $1,264.1 million, an increase of 8.4% over the fiscal year ended June 30, 1999, collections.

                            Alcoholic Beverage Tax

   Florida imposes an alcoholic beverage, wholesale tax (excise tax) on beer, wine, and liquor. This tax is one of Florida's major tax sources. The surcharge on alcoholic beverages sold for consumption on premises was reduced by the 1999 Legislature. This reduction is expected to reduce collections by $30.3 million in the fiscal

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year ended June 30, 2000, and $37.4 million in the fiscal year ending June 30,
2001. Approximately 88% of the revenues collected from this tax are deposited into Florida's General Revenue Fund.

   Receipts from the alcoholic beverage tax and liquor license fees that were credited to the General Revenue Fund totaled $523.3 million for the fiscal year ended June 30, 2001, a decrease of 6.0% from the fiscal year ended June 30, 2000.

                             Corporate Income Tax

   Florida imposes an income tax on corporations. All receipts of the corporate income tax are credited to the General Revenue Fund. For the fiscal year ended June 30, 2001, corporate income tax totaled $1,344.8 million, a decrease of 4.4% from the fiscal year ended June 30, 2000.

                             Documentary Stamp Tax

   Florida imposes a documentary stamp tax on deeds and other documents relating to realty, corporate shares, bonds, certificates of indebtedness, promissory notes, wage assignments, and retail charge accounts. The receipts from the documentary stamp tax are credited mainly to various trust funds. For the fiscal year ended June 30, 2000, only 7.56% of these taxes were deposited to the General Revenue Fund. For the fiscal year ended June 30, 2001, receipts from documentary stamp tax collections that were credited to the General Revenue Fund totaled $479.2 million, an increase of 5.6% from the fiscal year ended June 30, 2000.

                       Intangible Personal Property Tax

   Florida imposes an annual intangible personal property tax on stocks, bonds, including bonds secured by liens on Florida real property, notes, governmental leaseholds, interests in limited partnerships registered with the Securities and Exchange Commission, and certain other intangibles not secured by a lien on Florida real property. The annual rate of tax is currently 1 mill (a mill is $1.00 of tax per $1,000.00 of property value). Florida also imposes a non-recurring tax on mortgages and other obligations secured by liens on Florida real property. The rate of the non-recurring tax was reduced as of January 2000, from 2 mills to 1.5 mills, and a further reduction to 1 mill was effective January 2001. The rate reduction is expected to reduce general revenues by $202.3 million for the fiscal year ending June 30, 2001, and by $252.7 million for the fiscal year ending June 30, 2002. After reduction for administrative costs incurred by the Florida Department of Revenue, 66.5% of the receipts from the intangible personal property tax are distributed to the General Revenue Fund and the remaining 33.5% are distributed to the County Revenue Sharing Trust Fund. For the fiscal year ended June 30, 2001, receipts from intangible personal property tax collections that were credited to the General Revenue Fund totaled $660.8 million, an increase of 14.2% from the fiscal year ended June 30, 2000.

                                  Estate Tax

   Florida imposes an estate tax on the estate of a decedent for the privilege of transferring property at death. The estate tax is limited by the Florida Constitution to an amount equal to the aggregate credit or deduction allowable against an estate's federal or other state tax liability. Therefore, an elimination or reduction of the federal estate tax could significantly reduce the revenue from the Florida estate tax. All receipts of the estate tax are credited to the General Revenue Fund. For the fiscal year that ended June 30, 2001, receipts from this tax were $767.1 million, a decrease of 1.5% over the fiscal year ended June 30, 2000.

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                          Communication Services Tax

   On October 1, 2001, a unified tax on communication services became effective. The new communications services tax replaces previous gross receipts and municipal utilities tax and franchise fees and was designed to be revenue neutral.

                                    Lottery

   Florida began its own lottery in 1988. Florida law requires that lottery revenues be distributed 50% to the public in prizes, at least 38.0% for use in enhancing education, and no more than 12.0% for costs of administering the lottery.

   Lottery ticket sales for the fiscal year ended June 30, 2000, totaled an estimated $2,266.5 million, providing education with approximately $861.2 million.

                      Tobacco Litigation Award to Florida

   Florida's 1997 tobacco litigation settlement, as amended in 1998, is expected to exceed $11 billion over a 25 year period. The settlement anticipates that Florida will use the proceeds for children's healthcare coverage and other health-related services, to reimburse Florida for medical expenses it has incurred, and for mandated improvements in enforcement efforts against the sale of tobacco products to minors. A portion of the settlement funds have been deposited in the Lawton Chiles Endowment Fund as a continuing source of funding for services to children and elders, and for biomedical research. As of June 30, 2000, the value of the Lawton Chiles Endowment Fund was approximately $1,182 million.

                       Debt-Balanced Budget Requirement

   At the end of the fiscal year ended June 30, 2000, Florida had outstanding about $9,516 million in principal amount of debt secured by its full faith and credit. Since then, the State has issued about $407.7 million in principal amount of full faith and credit bonds. Florida's Constitution and statutes require that Florida not run a deficit in its budget, as a whole, or in any separate fund within its budget. Rather its budget and funds must be kept in balance from currently available revenues each fiscal year. If the Governor or Comptroller believes a deficit will occur in any fund, by statute, he must certify his opinion to the Administrative Commission, which then is authorized to reduce all Florida agency budgets and releases by a sufficient amount to prevent a deficit in any fund. Additionally, the Florida Constitution prohibits Florida from borrowing by issuing bonds to fund its operations.

                                  Litigation

   Currently under litigation are several issues relating to Florida actions or Florida taxes that put at risk a portion of General Revenue Fund monies. There is no assurance that any of such matters, individually or in the aggregate, will not have a material adverse affect on Florida's financial position. A brief summary of these matters follows.

   Nathan M. Hameroff, M.D., et al. v. Agency for Healthcare Administration, et al.--This is a class action suit, wherein the plaintiffs challenged the constitutionality of Florida's Public Medical Assistance Trust Fund annual assessment on net operating revenue of free standing out-patient facilities offering sophisticated radiology services. The case went to trial October 3-4, 2000. On February 5, 2001, the trial court ruled that Florida Statute (S)395.705

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was unconstitutional and disallowed further assessments. A future hearing will be held to determine the plaintiff's remedy. The potential refund liability for such suits could approximately $125 million.

   Savona et al. v. Agency for Health Care Administation--The plaintiffs seek reimbursement of differential between Medicare and Medicaid rates for dual-enrolled eligibles. The case was settled on October 6, 2000. A total of $95 million will be paid by the Agency for Health Care Administration over three years subject to legislative approval. The State's share would be 45 percent of the $95 million.

   State Contracting and Engineering Corp. v. Florida Department of Transportation, et al.--State Contracting and Engineering Corp. ("SCEC") holds a patent on a Value Engineering Change Proposal ("VECP"). SCEC claims that the Department of Transportation owes SCEC royalties and compensation for other damages involving the Department's use of the VECP design. The case could be set for trial in the spring or summer of 2001. If the State is unsuccessful in its actions, potential losses could range from $30 to $60 million.

                              Deficit Fund Equity

   The Special Disability Trust Fund has a deficit fund balance of approximately $1.5 billion. This deficit is the result of claims expense over net assessment revenue.

   The Sawgrass Expressway Broward County Local Fund has deficit retained earning of approximately $20.9 million resulting from the remaining unpaid Sawgrass bonded debt. The Transportation Disadvantaged Trust Fund has a deficit fund balance of approximately $2.4 million as a cumulative result of transportation disadvantaged program expenditures over program revenues. The St. Lucie County Expressway Authority has a deficit fund balance of approximately $2.8 million primarily as a result of a prior period adjustment to recognize obligations payable to the Department of Transportation for advance to the Authority for operation and current year advances. The Tampa-Hillsborough County Expressway Authority has a deficit retained earning of approximately $24.7 million primarily as a result of an obligation to Hillsborough County for the use of county gasoline taxes for debt service.

                                 Bond Ratings

   Florida maintains a bond rating of Aa2, AA+, and AA from Moody's Investors Service, Standard & Poors Corporation, and Fitch Inc., respectively, on all of its general obligation bonds. While these ratings and some of the information presented above indicate that Florida is in satisfactory economic health, there can be no assurance that there will not be a decline in economic conditions or that particular Florida Municipal Obligations purchased by the Fund will not be adversely affected by any such changes.

                                  Information

   The sources for the information presented above include official statements and financial statements of the State of Florida. While the funds have not independently verified this information, the funds have no reason to believe that the information is not correct in all material respects.

                              September 11, 2001

   The information contained herein has not been adjusted to reflect the events of September 11, 2001. Governor Jeb Bush called a special session of the Florida Legislature that commenced on October 22, 2001, for the sole and exclusive purpose of considering the reductions to the appropriations from the general revenues for the fiscal year ending June 30, 2002, that are needed to deal with the anticipated decline in revenue in the aftermath of the September 11, 2001, terrorist attacks.

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                                  APPENDIX D

Special Considerations Relating to Georgia Municipal Obligations

  See Special Note prior to Appendix B

                                    General

   The fund's concentration in the debt obligations of one state carries a higher risk than a portfolio that is geographically diversified. In addition to State of Georgia general obligations and state agency issues, the fund will invest in local bond issues, lease obligations, and revenue bonds, the credit quality and risk of which will vary according to each security's own structure and underlying economics.

   The Georgia constitution permits the issuance by the State of general obligation debt and of certain guaranteed revenue debt. The State may incur guaranteed revenue debt by guaranteeing the payment of certain revenue obligations issued by an instrumentality of the State. The Georgia Constitution prohibits the incurring of any general obligation debt or guaranteed revenue debt if the highest aggregate annual debt service requirement for the then current year or any subsequent fiscal year for outstanding general obligation debt and guaranteed revenue debt, including the proposed debt, exceeds 10% of the total revenue receipts, less refunds, of the State treasury in the fiscal year immediately preceding the year in which any such debt is to be incurred.

                                     Debt

   The State of Georgia and its local governments issued $5.3 billion in municipal bonds in calendar 2000, a 7% decrease from the previous year. As of May 1, 2001, the state was rated Aaa by Moody's and AAA by S&P's and Fitch. The State of Georgia currently has net direct obligations of approximately $5.5 billion. In 1973, a constitutional amendment authorizing the issuance of state general obligation (GO) bonds was implemented. Since the implementation of the amendment, the state has funded most of its capital needs through the issuance of GO bonds. Previously, capital requirements were funded through the issuance of bonds by 10 separate authorities and secured by lease rental agreements and annual state appropriations. Georgia's constitution permits the state to issue bonds for two types of public purposes: (1) general obligation debt and (2) guaranteed revenue debt. The Georgia constitution imposes certain debt limits and controls. The state's GO debt service cannot exceed 10% of total revenue receipts less refunds of the state treasury. GO bonds have a maximum maturity of 25 years and 67% of the state's debt is scheduled to be retired in 10 years or less. Maximum GO debt service requirements are well below the legal limit at 5.1% of fiscal year 1999 treasury receipts. The state established "debt affordability" limits that provide that outstanding debt will not exceed 2.7% of personal income or that maximum annual debt service will not exceed 5% of the prior year's revenues. The state's near-term debt offerings will be limited to allow for a decrease to these levels.

   In addition to the GO and appropriation-backed debt described above, about $72.2 million of bonds issued by the Georgia Environmental Facilities Authority are outstanding. Also, the Georgia Tollway Authority has about $226.2 million of revenue bonds outstanding. Although these bonds are issued by the above authorities, the state's full faith and credit is pledged towards the repayment of the bonds.

                                    Economy

   The State of Georgia is the tenth most populous state with a population of approximately 7.8 million residents, increasing over 20% from 1990 to 1999. In this same period, the state experienced strong economic expansion and job growth. The state's very strong economy attracted new businesses and labor force personnel throughout the 1990s. The services sector has played a key role in the state becoming a regional center for the entire Southeast region. From 1989 to 1998, the services sector strengthened as the leading employment sector in the state increasing to over 28% of employment from about 22.5% of employment. Another leading employment sector continues to be the trade sector that held steady at around 23% of employment throughout the state from 1989 to 1998. The Atlanta metropolitan statistical area continues to serve as the central focus on the strong economic growth occurring throughout the state with approximately 45% of the state's population. This area includes Atlanta, the state's capital and 18 surrounding counties. The next largest metropolitan area is the Columbus-Muscogee area.

   The state's economy continues to outperform the nation. The state's very strong economy is highlighted by a very strong labor market. From 1992 to 2000, the state's unemployment rate steadily decreased and is currently at its 30-year low of just 3.6%. The state's per capita income continues to improve against the national average and currently is 96.3% of the U.S. level. This is a significant trend with the realization that the state continues to be very attractive from a quality of life and cost of living perspective.

                                   Financial

   The creditworthiness of the portfolio is largely dependent on the financial strength of the State of Georgia and its localities. The state's strong economic performance continues to translate into its strong financial performance and accumulation of substantial reserves. In the early 1990s, the state depleted its reserve fund balances and invoked tightened budgeting practices while experiencing revenue shortfalls brought on by a lagging recession. Economic began to improve in 1992 and have continued on a positive trend. From fiscals 1994 to 1999, the state has annually strengthened its unreserved general fund balances. At the close of fiscal 1999, the state had almost $1.26 billion of unreserved general fund reserves or about 7.1% of expenditures. In addition to this healthy unreserved general fund balance, the state had a revenue shortfall reserve of about $381 million and a reserve for midyear adjustments of around $127 million. Such strong reserve levels allow financing flexibility and provide very strong safeguards against short-term economic swings. Total revenue collections in Fiscal Year 1999 rose by 8.8% to $12.01 billion, with the majority of the revenue derived from the personal income tax and the sales and use tax. The Fiscal Year 2000, reported gross revenues were $14.96 billion. Revenues are projected to be about $13.5 billion in Fiscal Year 2001 and $14.4 billion in Fiscal Year 2002.

   A significant portion of the portfolio's assets is expected to be invested in the debt obligations of local governments and public authorities with investment-grade ratings of BBB or higher. While local governments in Georgia are primarily reliant on independent revenue sources such as property taxes, they are not immune to budget shortfalls caused by cutbacks in state aid. The fund may purchase obligations issued by public authorities in Georgia, which are not backed by the full faith and credit of the state and may or may not be subject to annual appropriations from the state's general fund. Likewise, certain enterprises such as water and sewer systems or hospitals may be affected by changes in economic activity.

                                    Sectors

   Certain areas of potential investment concentration present unique risks. A significant portion of the fund's assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten the length of hospital stays, a phenomenon that has negatively affected the financial health of many hospitals. All hospitals are dependent on third-party reimbursement sources such as the federal Medicare and state Medicaid programs or private insurers. To the extent these payors reduce reimbursement levels, the individual hospitals may be affected. In the face of these pressures, the trend of hospital mergers and acquisitions has accelerated in recent years. These organizational changes present both risks and opportunities for the institutions involved.

   The fund may from time to time invest in electric revenue issues that have exposure to or participate in nuclear power plants that could affect issuers' financial performance. Such risks include unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance or inadequate rate relief. In addition, the financial performance of electric utilities may be impacted by increased competition and deregulation of the electric utility industry.

   The fund may invest in private activity bond issues for corporate and nonprofit borrowers. Sold through various governmental conduits, these issues are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is implied.

   Although prospects are best for the service sector, which has a projected growth of 3.3% in 2001, the outlook for other sectors of the Georgia economy is mixed. Growth in the transportation, communications and public utilities sector is expected to increase by approximately 2.6% and is expected to come from demand for telecommunication and Internet services. However, due to deregulation, technical advances and restructuring, relatively few jobs are expected to be created in public utilities. Wholesale and retail trade are expected to undergo above-average growth, and the finance, insurance and real estate sectors are expected to expand moderately. Slow growth is forecast for manufacturing and government, and activity in construction is expected to decline moderately as fewer new homes are expected to be built.

                                  Employment

   Nonagricultural employment in Georgia grew by 2.8% in 2000, compared to a 4.0% gain in 1999. During 2000, the State's total nonagricultural employment was approximately 3.99 million, up from 3.89 million in 1998. Nonagricultural employment is expected to grow by 1.9%, or 91,000 jobs, in 2001, due to the slower growth rates in GSP, limits on public infrastructure spending, and higher inflation-adjusted wages and benefits.

   The 1999 and 2000 annual average unemployment rates (seasonally adjusted) for Georgia were 4.0% and 3.7%, respectively, as compared to the national unemployment rates of 4.2% and 4.0%. Georgia's unemployment rate has decreased every year since 1992 and averaged 3.7% during the first six months of 2001.

   Georgia's personal income grew 7.5% to $228,727,000 in 2000, bringing the per capita income for the state to $27,940. Nationwide, personal income grew 7.3% to $8,351,512,000, with per capita income at $29,676 for the same year.

   The State's annual rate of population growth is dipping slightly--from 2.1% in 1996, to 2% in 1997, to 1.9% in 1998--and was expected to drop to 1.8% in 2000. According to the 2000 Census, Georgia's population has reached 8.19 million. This is a 26.4% increase from 1990, and the population is expected to grow to 9.2 million by 2010.

                               Legal Proceedings

   Georgia is involved in certain legal proceedings that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. An adverse final decision could materially affect the State's governmental operations and, consequently, its ability to pay debt service on its obligations.

                                  Information

   The sources for the information presented above include official statements and financial statements from the State of Georgia. While the funds have note independently verified this information, the funds have no reason to believe that the information is not correct in all material respects.

                                  APPENDIX E

Special Considerations Relating to New York Municipal Obligations

  See Special Note prior to Appendix B

                                 Risk Factors

   The information set forth below is derived from the Official Statements and/or preliminary drafts of Official Statements prepared in connection with the issuance of New York State and New York City municipal bonds. The Sponsors have not independently verified this information.

                                Economic Trends

   Over the long term, the State of New York (the "State") and the City of New York (the "City") face serious potential economic problems. The City accounts for approximately 41% of the State's population and personal income, and the City's financial health affects the State in numerous ways. The State historically has been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

   The State has for many years had a very high State and local tax burden relative to other states. The State and its localities have used these taxes to develop and maintain their transportation networks, public schools and colleges, public health systems, other social services and recreational facilities. Despite these benefits, the burden of State and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

   Notwithstanding the numerous initiatives that the State and its localities may take to encourage economic growth and achieve balanced budgets, reductions in federal spending could materially and adversely affect the financial condition and budget projections of the State and its localities.

                                 New York City

   The City, with a population of approximately 8 million, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the City's total employment earnings. Additionally, the City is the nation's leading tourist destination. Manufacturing activity in the City is conducted primarily in apparel and printing.

   For each of the 1981 through 2001 fiscal years, the City had an operating surplus, before discretionary transfers, and achieved balanced operating results as reported in accordance with then applicable generally accepted accounting principles ("GAAP"), after discretionary transfers. The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without tax or other revenue increases or reductions in City services or entitlement programs, which could adversely affect the City's economic base.

   As required by law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's current financial plan projects a surplus in the 2001 and 2002 fiscal years, before discretionary transfers, and budget gaps for each of the 2003, 2004 and 2005 fiscal years. This pattern of current year surplus operating results and projected subsequent year budget gaps has been consistent through the entire period since 1982, during which the City has achieved surplus operating results, before discretionary transfers, for each fiscal year.

   The City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that State budgets will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the federal budget negotiation process could result in a reduction in or a delay in the receipt of federal grants which could have additional adverse effects on the City's cash flow or revenues.

   The Mayor is responsible for preparing the City's financial plan, including the City's current financial plan for the 2002 through 2005 fiscal years (the "2002-2005 Financial Plan" or "Financial Plan"). The City's projections set forth in the Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Such assumptions and contingencies include the condition of the regional and local economies, the provision of State and federal aid and the impact on City revenues and expenditures of any future federal or State policies affecting the City.

   Implementation of the Financial Plan is dependent upon the City's ability to market its securities successfully. The City's program for financing capital projects for fiscal years 2002 through 2005 contemplates the issuance of $11 billion of general obligation bonds and approximately $4.0 billion of bonds (excluding bond anticipation notes) to be issued by the New York City Transitional Finance Authority (the "Finance Authority"). In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

  The 2002-05 Financial Plan

   As required by law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. On December 14, 2001, the City released the 2002-05 Financial Plan (the "City Financial Plan"), which related to the City and certain entities which receive funds from the City. The City Financial Plan projects a surplus for the 2002 fiscal year, balanced in accordance with GAAP, and projects gaps of $3.6 billion, $4.0 billion and $3.9 billion for fiscal years 2003 through 2005, respectively, after implementation of a gap-closing program for fiscal year 2002 proposed in the City Financial Plan. On December 31, 2001, the City revised its Financial Plan to reflect a slight improvement in its tax revenue forecast. This pattern of current year surplus operating results and projected subsequent year budget gaps has been consistent through the entire period since 1982, during which the City has achieved surplus operating results, before discretionary transfers, for each fiscal year.

  Special Considerations

   The City Financial Plan is based on numerous assumptions, including the condition of the City's and the region's economies and the concomitant receipt of economically sensitive tax revenues in the amounts projected and is subject to various other uncertainties and contingencies. Although the City has maintained balanced budgets in each of its last twenty-one fiscal years, there can be no assurance that the gap-closing actions proposed in the Financial Plan can be successfully implemented or that the city will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

   The economic and financial condition of the city may be affected by various financial, social, economic and other factors, which could have a material effect on the City. Further, prior to the terrorist attacks of September 11, 2001, the national and local economy had been weakening, reflecting lower business investment, increased unemployment and, recently a decline in consumer confidence. It is expected that the terrorist attacks will have an adverse impact on the City and its economy. Reduced economic activity is expected to lower corporate profits, increase job losses and reduce consumer spending, which would result in reduced personal income and sales tax receipts and other business tax revenues for the City and could negatively affect real property values. The September 11 attacks increased substantially the risk of a recession and a delay in recovery. At present, it is not possible to quantify the short-term or long-term adverse impact of September 11 on the City and its economy, any offsetting economic benefits which may result from recovery and rebuilding activities, or the amount of additional resources from federal, State and City and other sources which will be required.

   On September 13, 2000, Standard & Poor's revised its rating of City bonds upward to A. Moody's rating of City bonds was revised in August 2000 to A2 from A3. On November 16, 2001, Moody's revised its outlook on City bonds to negative from uncertain. The revised outlook reflects the disruptive effects of he September 11 attach of the City's economy, the effects of the national economic recession that evidenced strain on the critical financial services sector even prior to September 11 and projections of resultant current year and outyear revenue loss and spending increases attributable to these events. On March 8, 1999, Fitch Ratings revised its rating of City bonds upward to A from A- and on September 15, 2000, Fitch Ratings revised its rating to A+. Moody's, Standard & Poor's and Fitch Ratings currently rate the City's outstanding general obligation bondsA2, A and A+, respectively.

                      New York State and its Authorities

  The New York Economy

   The Division of Budget ("DOB") estimates that tens of thousands of jobs have been lost or displaced from New York, at least temporarily, due to the terrorists attacks of September 1, 2001. The attacks affected many sectors of the economy, including the financial sector, which has been the hardest hit. Securities industry profits are expected to decline significantly. The pace of layoffs and deteriorating wages have also caused significant risk to the New York economy. On the other hand, the construction sector has experienced a net gain in employment. On average, State employment is expected to have experienced modest growth for 2001 and to decline 1.2 percent for 2002.

   A substantial amount of federal aid is projected to flow through the State to certain localities over the next several years for disaster response and reconstruction activities related to the September 11 attacks. On November 2, 2001, the federal government made available $700 million in community development block grant funds to assist New York City businesses affected by the disaster and to stimulate economic activity. Further, the President, at the request of the Governor, has waived any matching requirement for the State and City so that the federal government will provide 100% reimbursement of the costs of rescue, recovery, debris removal and public infrastructure repair and reconstruction. This disaster aid is projected by DOB to total $3.74 billion in fiscal year 2002-2003. This aid is expected to have a positive economic impact on the State and the City.

  The 2001-02 State Financial Plan
  (current fiscal year)

   The State generally issues quarterly modifications to the cash-basis Financial Plan in July, October and January, as provided by law. These modifications summarize actual receipts and disbursement to date for each reporting period. They also describe any revisions to the forecast of total receipts and disbursement for the current fiscal year. The State issued its most recent update to the 2001-02 Financial Plan (the "Financial Plan") on January 31, 2002, concurrently with the release of the Executive Budget for 2002-03.

   On an unaudited basis, the State closed the 2001-02 fiscal year with a cash balance of $1.03 billion in the General Fund, excluding amounts on deposit in the refund reserve account. The State had a balance of $1.68 billion on deposit in the refund reserve account at the end of the 2001-02 fiscal year, a decrease of $68 million from the level projected in the Financial Plan.

  The 2002-03 Fiscal Year--Executive Budget Forecast

   The Governor present his 2002-03 Executive Budget to the Legislature on January 22, 2002, and on February 21, 2002, the Governor submitted amendments to the Executive Budget, as authorized by the State Constitution. These amendments did not alter the 2002-03 General Fund projections for receipts and disbursements contained in the Executive Budget. The Executive Budget contain financial projections for the State's 2001-02 through 2004-05 fiscal years, a detailed economic forecast for calendar years 2001 and 2002, and a proposed capital program and financial plan for the 2002-03 through 2006-07 fiscal years.

   The Executive Budget projects total General fund receipts at $38.85 billion, a decrease of $3.58 billion from the current fiscal year. The General fund is expected to include an additional $1.37 billion from the General Fund thus bringing 2002-03 total projected resources to $4.22, a decrease of $1.23 billion from 2001-02. The State expects to end the 2002-03 fiscal years with a closing General Fund balance of $710 million. Further, The Executive Budget project General Fund budget gaps of $2.8 billion for 2003-04 and $3.3 billion for 2004-05 fiscal years.

   On March 26, 2002, the State Legislature enacted appropriation for all State-supported, contingent contractual, and certain other debt service obligations for the entire 2002-03 fiscal year. However, the State failed to take final action on all other Executive Budget recommendations by April 1, the start of the 2002-03 fiscal year. Legislation was also enacted on March 26, 2002, that extends certain revenue-raising authority and makes interim appropriations. In prior years, the State has enacted similar interim appropriations to permit the State to continue operations until final action on the budget. The Governor and legislative leaders are continuing negotiations over the budget for fiscal year 2002-03.

   There can be no assurance that the Legislature will enact into law the Governor's Executive Budget, as amended, or that the State's adopted budget projections will not differ materially and adversely from the projections set forth above.

  Special Considerations

   The attacks of September 11 and the national recession are expected to have materially adverse financial consequences for the State. At this point, it is no longer possible to separate the impact of the terrorist attacks form the national recession, but the combined effect of both events introduces significant uncertainty into the current Financial Plan estimates. In the long term, the most significant risk is the possible loss of important economic activity in the State. A substantial reduction in its operation would likely have an adverse impact on State tax revenues, leading to material changes to the Executive Budget projections and the State's outyear projections of receipts, adding further pressure to budget balance in future fiscal years.

   Further, on March 9, 2002, the President signed economic stimulus legislation, which includes temporary tax provisions aimed at creating redevelopment incentives for businesses located in the Liberty Zone, the areas surrounding the World Trade Center site. Certain components of this package have the potential to adversely affect Stat tax revenues. The most significant impact concerns a provision that allows expanded expensing of investment costs against federal table income. Since the State used federal taxable income as the starting point for calculating taxable income, the provision will adversely impact State tax revenues unless the State acts to restructure the basis for calculating the tax.

   In addition to the recent terrorist attacks in New York City, many other complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the State's control. For example, a downturn in the financial markets or the wider economy is possible, a risk that is heightened by recent events, including the events of September 11, 2001. The securities industry is more important to the New York economy than the national economy as a whole, potentially amplifying the impact of an economic downturn. A large change in stock market performance during the forecast horizon could result in wage and unemployment levels that are significantly different from those embodied in the Financial Plan forecast. Merging and downsizing by firms, as a consequence of deregulations, continued foreign competition or a sustained economic downturn, may have more significant adverse effects on employment than expected. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies.

   Standard & Poor's rates the State's general obligation bonds AA, and Moody's rates the State's general obligation bonds A2. On December 19, 2000, Standard & Poor's revised its rating on the State's general obligation bonds from A+ to AA.

                                  Litigation

   A number of court actions have been brought involving State finances. The court actions in which the State is a defendant generally involve State programs and miscellaneous tort, real property, and contract claims. While the ultimate outcome and fiscal impact, if any, on the State of those proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the State's ability to carry out the State Financial Plan. The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 2001, amounted to approximately $4.2 billion.

                                  Information

   The sources for the information presented above include official statements and financial statements from the State of New York. While the funds have note independently verified this information, the funds have no reason to believe that the information is not correct in all material respects.

                                  APPENDIX F

Special Considerations Relating to Pennsylvania Municipal Obligations

  See Special Note prior to Appendix B

   The following highlights only some of the more significant financial trends and problems affecting Pennsylvania, and is based on information drawn from official statements and prospectuses relating to securities offerings of the Commonwealth of Pennsylvania, its agencies and instrumentalities, as available on the date of this Statement of Additional Information. The fund has not independently verified any of the information contained in such official statements and other publicly available documents, but is not aware of any fact, which would render such information inaccurate.

                                   Overview

   Because the funds concentrate their investments in Pennsylvania, there are risks associated with the funds that would not exist if the funds' investments were more widely diversified. These risks include the possible enactment of new legislation in Pennsylvania that could affect obligations of the state or its political subdivisions, municipalities or agencies, economic factors that could affect such obligations, and varying levels of supply and demand for obligations of the Commonwealth and its political subdivisions, municipalities, and agencies.

               Constitutional and Statutory Revenue Limitations

   The Constitution of Pennsylvania requires that all taxes shall be uniform, upon the same class of subjects, within the territorial limits of the authority levying the tax, and shall be levied and collected under the general laws of the Commonwealth of Pennsylvania. The Constitution of Pennsylvania provides that the General Assembly may exempt from taxation certain persons and property. For instance, the General Assembly may establish exemption or special tax treatment for classes based on age, disability, infirmity, or poverty.

   Local taxes (other than Philadelphia) are generally authorized under the Local Tax Enabling Act. This statute generally authorizes, and imposes limits on, the ability of political subdivisions to impose taxes. Pennsylvania's political subdivisions consist of counties, municipalities, and school districts. The Local Tax Enabling Act does not apply to counties whose taxing authority is limited for the most part to real estate and personal property taxes. Most Philadelphia taxes (other than real estate and personal property taxes) are imposed pursuant to the general authority of two enabling acts (referred to as the Sterling Act and the Little Sterling Act), applicable to the City and School District, respectively. Each of these statutes grants broad taxing powers. The Philadelphia business privilege tax is imposed under the authority of the First Class City Business Tax Reform Act.

   The Pennsylvania Intergovernmental Cooperation Authority Act for cities of the first class authorizes Philadelphia to enact a combination of a sales tax, a realty transfer tax or a wage and net profits tax for the benefit of the Pennsylvania Intergovernmental Cooperation Authority ("PICA"). The PICA tax on wages and net profits reduces the amount of wage and net profits taxes imposed under the Sterling Act (prior to the imposition of the PICA tax), so that the combined rate of tax remains the same. Other local taxes are specially enacted or authorized for certain classes of localities, including Philadelphia and Pittsburgh. The Pennsylvania General Assembly has enacted legislation, which gives local governments the option of reducing property taxes and simplifying their local tax system by collecting an earned income or other type of tax. The General Assembly may, in the future, consider other local tax reform measures.

                              Pennsylvania Taxes

   The Commonwealth General Fund budgets for fiscal 1996 through 2000 included various tax reduction measures. Tax reductions included in the enacted fiscal 2000 budget totaled an estimated $390.2 million. Enacted permanent tax cuts for fiscal 2001 total an estimated $444.6 million and include a phase-out of the capital stock and franchise tax.

   In the fall of 1998, Pennsylvania enacted the Keystone Opportunity Zone Act, which provides for the creation of "keystone opportunity zones" designed to spur economic development by foregoing state and local taxes under certain circumstances. The legislation provides for relief from, among other things, corporate net income taxes, capital stock/foreign franchise taxes, personal income taxes and sales and use taxes (on purchases used and consumed by businesses in the zone). Legislation enacted in 2000 expands the program.

                  General Economic Conditions In Pennsylvania

   Historically, the key industries in Pennsylvania were in the areas of manufacturing and mining, with steel and coal industries of national importance. These industries have made Pennsylvania vulnerable not only to cyclical economic fluctuations, but also to pronounced long-term changes in the nation's economic structure. In recent years, the state has experienced growth in the services sector, including trade, medical and health services, education, and financial institutions. Manufacturing has fallen behind both the services sector and the trade sector as the largest single source of employment within the Commonwealth.

   The five-year period ending with fiscal 2000 was a time of economic growth with modest rates of growth at the beginning of the period and larger increases during the most recent years. Throughout the period, inflation has remained relatively low, helping to restrain expenditure growth. Favorable economic conditions have helped total revenues and other sources rise at an annual average of 5.5% (5.9% on a "GAAP" basis) during the five-year period. The annual growth rate for taxes, the largest revenue source, increased at an average annual rate of 5.0% (5.0% on a "GAAP" basis). License and fee revenues rose at a 9.5% annual rate, largely because of various motor vehicle fee increases effective for fiscal 1998. Other revenues, mostly charges for sales and services and investment income, increased at an average annual rate of 20.3%. Expenditure and other uses during the fiscal 1996 through fiscal 2000 period rose at a 4.5% (4.6% on a "GAAP" basis) average annual rate, led by a 17.3% average annual increase for economic development and assistance costs, protection of person and property costs.

   The 1999 fiscal year ended with an unappropriated surplus (prior to the transfer to the Tax Stabilization Reserve Fund) of $702.9 million, an increase of $214.2 million from June 30, 1998. Transfers to the Tax Stabilization Reserve Fund totaled $225.4 million for fiscal year 1999 consisting of $105.4 million representing the statutory 15% of the fiscal year-end unappropriated surplus and an additional $150 million from the unappropriated surplus authorized by the General Assembly. The $447.5 million balance of the unappropriated surplus was carried over to fiscal year 2000. The higher unappropriated surplus was generated by tax revenues that were $712.0 million (3.9%) above estimate and $61.0 million of non-tax revenue (18.4%) above estimate. Higher than anticipated appropriation lapses also contributed to the higher surplus. A portion of the higher revenues and appropriation lapses were used for supplemental fiscal 1999 appropriations totaling $357.8 million. Including the supplemental appropriations and net of appropriation lapses, expenditures for fiscal 1999 totaled $18,144.9 million, a 5.9% increase over expenditures during fiscal 1998.

   As of June 30, 2001, there were no transfers from the Commonwealth's General Fund to its Tax Stabilization Reserve. However, as a result of investment income earned during the fiscal year, the balance in the Tax Stabilization Reserve Fund increased to $1,127 million.

   For GAAP purposes, assets increased $1,024 million in fiscal 1999 and liabilities rose $119.5 million. The increase in assets over liabilities for fiscal 1999 caused the fund balance as of June 30, 1999 to increase by

$904.5 million over the fund balance as of June 30, 1998. The total fund balance as of June 30, 1999 was $2,863.4 million. At the end of the 2000 fiscal year the unappropriated surplus balance (prior to the transfer to the Tax Stabilization Reserve Fund) totaled $718.3 million, a $280.6 million increase from fiscal 1999 year-end. The gain was due to higher than anticipated revenues and appropriation lapses that were partially offset by additional supplemental appropriations and reserves for tax refunds. $107.7 million was transferred from the surplus to the Tax Stabilization Reserve Fund representing the required 15% annual transfer. The remaining $610.5 million fiscal year-end unappropriated surplus balance was carried over to the 2001 fiscal year. Commonwealth revenues for the 2000 fiscal year totaled $20,256.7 million, an increase of 5.4% ($1,030 million) over the prior fiscal year. Expenditures for the fiscal year (excluding pooled financing expenditures and net of appropriation lapses) were $19,171 million representing a 5.7% ($1,026 million), increase over the prior fiscal year.

   For GAAP purposes, assets increased $1,731.4 million in fiscal 2000, chiefly due to higher temporary investments. Liabilities also rose during the period by $331.1 million. Together, these changes produced a $1,400.3 million increase to the fund balance at June 30, 2000. The fund balance at the end of fiscal 2000 was $4,263.6 million, the largest fund balance achieved since audited GAAP reporting was instituted in 1984 for the Commonwealth. The $1,105 million June 30, 2000 balance in the Tax Stabilization Reserve Fund is included in the GAAP basis fund balance for the General Fund. Revenues from taxes and other sources during fiscal 2000 increased 5.9 percent over the fiscal 1999 level. Expenditures and other uses rose during the fiscal year by 6.8 percent.

   The General Fund budget for the 2001 fiscal year was approved by the General Assembly in May 2000. The enacted budget authorized $19,910.8 million of spending from estimated Commonwealth revenues of $19,314.8 million (net of estimated tax refunds and enacted tax changes and property tax rebate). A draw down of most of the $610.5 million fiscal 2000 year-end unappropriated balance is intended to fund the $596.0 million difference between estimated revenues and authorized spending. The amount of spending authorized in the enacted budget is 2.5 percent over the total amount of spending authorized for fiscal 2000 of $19,426.3 million. Tax changes enacted for the fiscal 2001 budget and effective during the fiscal year are estimated to reduce Commonwealth revenues to the General Fund by $444.6 million. In addition, a non-recurring state-paid tax rebate to qualifying property owners equal to a portion of their fiscal year 1998-99 school district property taxes was included in the budget.

   Tax rebate payments to be made during the 2000-01 fiscal year are budgeted in the amount of $330 million. The estimate in the enacted budget for the Commonwealth revenues to be received during fiscal year 2001 is based upon an economic forecast for real gross domestic product to grow at a 3.7% rate from the second quarter of 2000 to the second quarter of 2001. This rate of growth for real gross domestic product represents an expected slow-down in national economic growth compared to the rate of growth in fiscal 2000. The most modest economic growth rate is anticipated to be a response to a slower rate of consumer spending to a level consistent with personal income gains and by smaller increases in business investment as interest rates rise and profit gains are weak. The expected slower economic growth is not expected to cause an appreciable increase in the unemployment rate during the fiscal year. Inflation is expected to remain moderate during the period. Trends for the Pennsylvania economy are expected to maintain their current close association with national economic trends. Personal income growth is anticipated to remain slightly below that of the U.S., while the Pennsylvania unemployment rate is anticipated to be very close to the national rate.

   Commonwealth revenues (prior to adjustment for the estimated cost of enacted tax reductions) are projected to increase by 3.2% over fiscal 2000 receipts. Appropriations from Commonwealth funds in the enacted budget for fiscal 2001 are 2.5 percent over fiscal 2000 appropriations. On February 6, 2001, Pennsylvania Governor Ridge delivered his budget address for fiscal 2002. The proposed fiscal 2002 budget for the General Fund is $20.8 billion, an increase of $793 million or 4%. The proposed budget includes $216.9 million in tax reductions (including the continued phase-out of the capital stock and franchise tax). Estimated General Fund revenue in the proposed budget is $20.5 billion.

   The following table shows the average annual unemployment rate for Pennsylvania and the nation for the periods indicated. This information is drawn from official statements and prospectuses relating to securities offerings of the state of Pennsylvania, its agencies, and instrumentalities. No independent verification of the information contained in such official statements and other publicly available documents has been made.

              Period                    Pennsylvania United States
              ------                    ------------ -------------
              1990.....................     5.4%         5.6%
              1991.....................     7.0%         6.8%
              1992.....................     7.6%         7.5%
              1993.....................     7.1%         6.9%
              1994.....................     6.2%         6.1%
              1995.....................     5.9%         5.6%
              1996.....................     5.3%         5.4%
              1997.....................     5.2%         4.9%
              1998.....................     4.6%         4.5%
              1999.....................     4.4%         4.2%
              2000.....................     4.2%         4.0%

   As of September 2001, the seasonally adjusted unemployment rate for the Commonwealth was 4.5%, compared to 4.9% for the United States.

   From time to time, certain Pennsylvania municipalities and political subdivisions have experienced economic downturns. For example, the financial condition of the City of Philadelphia in the early 1990s had impaired its ability to borrow and resulted in its obligations being downgraded by the major rating services to below investment grade. However, these obligations have since been upgraded.

   The Pennsylvania Intergovernmental Cooperation Authority ("PICA") was created by Commonwealth legislation in 1991 to assist Philadelphia in remedying its fiscal emergencies. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. Philadelphia is currently operating under a five-year fiscal plan approved by PICA in 2001.

   No further bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired December 31, 1994. PICA's authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1995. Its ability to refund existing outstanding debt is unrestricted. PICA had $902 million in special revenue bonds outstanding as of June 30, 2001. Neither the taxing power nor the credit of the Commonwealth is pledged to pay debt service on PICA's bonds.

   Certain litigation is pending against the Commonwealth that could adversely affect the ability of the Commonwealth to pay debt service on its obligations, including, as of February 5, 2002, suits relating to the following matters:

      1. In 1987, Pennsylvania Supreme Court held the statutory scheme for county funding of the judicial system to be in conflict with the Pennsylvania Constitution, but it stayed its judgment to permit enactment by the legislature of funding legislation consistent with the opinion. A four phase plan was submitted to the Court by a Court appointed special master. Such phases remain pending before the Pennsylvania Supreme Court.

      2. In March 1998, certain Philadelphia residents, the School District of Philadelphia and others brought suit in the United States District Court of the Eastern District of Pennsylvania against the Governor, the Secretary of Education and others alleging that the defendants are violating a regulation of the U.S. Department of Education promulgated under Title VI of the Civil Rights Act of 1964 and certain other provisions in that the Commonwealth's system for funding public schools has the effect of discriminating on the basis of race. The district court dismissed the complaint but was reversed and remanded for further proceeding by the Third Circuit of Appeals in August 1999. The governmental plaintiffs and defendants requested a stay until the end of October 2001. No other activity has occurred in the District Court in the meantime.

      3. PPG Industries has challenged the constitutionality of the manufacturing exemption from the capital stock/franchise tax insofar as it limited the exemption for headquarters property and payroll attributable to manufacturing in Pennsylvania. On November 30, 2002, the Pennsylvania Supreme Court held that this limitation discriminates against interstate commerce and ordered the limitation to be eliminated from the capital stock/franchise tax. The Department of Revenue has not yet announced a remedy and PPG has filed a petition for reconsideration with the Court, which is currently pending.

      4. Unisys Corporation has challenged the three-factor apportionment formula used for the apportionment of capital stock value in the Pennsylvania franchise tax. In a decision issued in March 1999, the Commonwealth held for the taxpayer on statutory grounds, but denied its constitutional claims. Both the Commonwealth and the taxpayer have appealed to the Pennsylvania Supreme Court, which held oral argument in December 2000.

      5. Twenty or more insurance companies have challenged the Department of Revenue's application of portions on the Life and Health Guarantee Association Act of 1982. The Act establishes a funding mechanism to fulfill defaulted obligations under life and health insurance policies and annuity contracts. The Department of Revenue decided to allow credits for assessments paid on table annuity consideration, but not for assessments paid on non-taxable annuities. Taxpayers want the credit for assessments paid on all annuities. Settlement negotiations continue and the matter is also being prepared for litigation. Estimates of refund potential range from $50 million to $300 million.

   All of the foregoing factors could affect the outstanding obligations of the Commonwealth and its municipalities and political subdivisions, including obligations held by the funds. Further, there can be no assurance that the same factors that adversely affect the economy of the Commonwealth generally will not also adversely affect the market value or marketability of obligations issued by local units of government or local authorities in the Commonwealth, or the ability of the obligators to pay the principal of or interest on such obligations. As of January 2002, Pennsylvania General Obligation Bonds are rated AA, with stable outlook by Standard & Poor's and Aa2 by Moody's and Philadelphia's general bonds are currently rated BBB, with stable outlook by Standard & Poor's and Baa1 by Moody's.

                                  Information

   The sources for the information presented above include official statements and financial statements from the State of Pennsylvania. While the funds have note independently verified this information, the funds have no reason to believe that the information is not correct in all material respects.

                                  APPENDIX G

Special Consideration Relating to Massachusetts Municipal Obligations

   The Commonwealth and certain of its cities, towns, counties and other political subdivisions have at certain times in the past experienced serious financial difficulties which have adversely affected their credit standing. The recurrence of such financial difficulties could adversely affect the market values and marketability of, or result in default in payment on, outstanding obligations issued by the Commonwealth or its public authorities or municipalities. In addition, recent developments regarding the Massachusetts statutes which limit the taxing authority of certain Massachusetts governmental entities may impair the ability of the issuers of some Massachusetts Municipal Obligations to maintain debt service on their obligations.

   Massachusetts is a densely populated state with a well-educated population, comparatively high-income levels, low rates of unemployment, and a relatively diversified economy. While the total population of Massachusetts has remained fairly stable in the last twenty years, significant changes have occurred in the age distribution of the population: dramatic growth in residents between the ages of 20 and 44 since 1980 is expected to lead to a population distributed more heavily in the 65 and over-age group in 2015 and 2025. Just as the working-age population has increased, income levels in Massachusetts since 1980 have grown significantly more than the national average, and a variety of measures of income show that Massachusetts's residents have significantly higher rates of annual income than the national average. These high levels of income have been accompanied by a significantly lower poverty rate and, with the exception of the recession of the early 1990s, considerably lower unemployment rates in Massachusetts than in the United States since 1980. While economic growth in Massachusetts slowed considerably during the recession of 1990-1991, indicators such as retail sales, housing permits; construction, and employment levels suggest a strong and continued economic recovery.

   Per capita personal income for Massachusetts's residents was $35,733 in 1999, as compared to the national average of $28,518. While per capita personal income is, on a relative scale, higher in Massachusetts than in the United States as a whole, this is offset to some extent by the higher cost of living in Massachusetts.

   The Massachusetts services sector, with 36.8 percent of the non-agricultural work force in February 2001, is the largest sector in the Massachusetts economy. Government employment represents 13.0 percent of total non-agricultural employment in Massachusetts. While total employment in construction, manufacturing, trade, government, services, and finance, insurance and real estate declined between 1988 and 1992, increased employment levels have accompanied the economic recovery that began in 1993. Between 1994 and 1997, total employment levels in Massachusetts increased at yearly rates of approximately 2.0 percent. In 2000, employment levels in all industries increased or remained constant.

   While the Massachusetts Unemployment Rate was significantly lower than the national average between 1979 and 1989, the economic recession of the early 1990s caused unemployment rates in Massachusetts to rise significantly above the national average. However, the economic recovery that began in 1993 has caused unemployment rates in Massachusetts to decline faster than the national average. As a result, since 1994 the unemployment rate in Massachusetts has been below the national average. The unemployment rate in Massachusetts during 2000 was 2.6 percent, compared to 4.2 percent for the nation.

   Between 1982 and 1988, the economies of Massachusetts and New England were among the strongest performers in the nation, with growth rates considerably higher than those for the national economy as a whole. Between 1989 and 1992, however, both Massachusetts and New England experienced growth rates significantly below the national average. Since then, the growth rates in Massachusetts and New England have improved to levels on par with the rest of the nation. In 1998, the economies of both Massachusetts and New England grew at a faster pace than the nation as a whole for the second time since 1995. For 1998, Massachusetts Gross State Product increased by 6.0 percent compared to
5.1 percent for the nation as a whole.

   The economy of Massachusetts remains diversified among several industrial and non-industrial sectors. In 1998, the three largest sectors of the total Massachusetts economy (services, finance, insurance and real estate, and manufacturing) contributed over 64 percent of the total Massachusetts Gross State Product.

   The downside risks for Massachusetts include the shortage of skilled labor, low net population growth which will further constrain job creation, and the prominence of the financial services industry in the economy coupled with a relatively high proportion of non-wage income, both of which are sensitive to the performance of the financial markets.

  Financial Condition

   Under its constitution, the Commonwealth may borrow money (a) for defense or in anticipation of receipts from taxes or other sources, any such loan to be paid out of the revenue of the year in which the loan is made, or (b) by a two-thirds vote of the members of each house of the Legislature present and voting thereon.

   Certain independent authorities and agencies within the Commonwealth are statutorily authorized to issue bonds and notes for which the Commonwealth is either directly, in whole or in part, or indirectly liable. The Commonwealth's liabilities with respect to these bonds and notes are classified as either (a) Commonwealth-supported debt, (b) Commonwealth-guaranteed debt or (c) indirect obligations.

   Debt service expenditures of the Commonwealth in Fiscal Years 1996-2000 were $905.1 million, $997.6 million, $1,079.3 million, $1,173.8 million and $1,193.3 million, respectively, and are projected to be $1,361.3 million for Fiscal Year 2001. In January 1990, legislation was enacted which imposes a 10 percent limit on the total appropriations in any fiscal year that may be expended for payment of interest on general obligation debt (excluding Fiscal Recovery Bonds) of Massachusetts.

  2001 Fiscal Year

   On January 26, 2000, the Governor filed his fiscal 2001 budget recommendations with the House of Representations. The proposal called for budgeted expenditures of approximately $21.346 billion. The proposed fiscal 2001 spending level represents the transfer off budget of $645 million of sales tax revenues (and approximately $632 million of spending) as a result of the forward funding of the Massachusetts Bay Transportation Authority. After accounting for this shift, the Governor's budget represented a $596 million, or 2.8%, increase over estimated total fiscal 2000 expenditures of $21.382 billion. Budgeted revenues for fiscal 2001 were estimated to be $21.315 billion. After accounting for the revenue shift off budget, the Governor's budget submission represented a $599 million, or 2.8%, increase over the $21.360 billion forecast for fiscal 2000. The Governor's proposal projected a fiscal 2001 ending balance in the budgeted funds of $1.979 billion, including a Stabilization Fund balance of $1.599 billion.

   The Governor's budget recommendation was based on a tax revenue estimate of $14,903 billion. After accounting for the revenue shift off budget, this represented a $260 million, or 1.7%, increase over fiscal 2000 estimated tax revenues of $15.288 billion. The estimate reflected $135 million in income tax cuts, including a reduction of the personal income tax rate from 5.95% to 5% over three years.

  2002 Fiscal Year

   On January 24, 2001, Governor Cellucci filed his fiscal 2001 budget recommendation. The Governor's proposal calls for budgeted expenditures of approximately $22.549 billion. The proposed fiscal 2002 spending level represents the transfer off budget of $42.2 million of tax revenues (and approximately $42.2 million of spending) as a result of a proposed forward funding of the regional transit authorities. After accounting for this shift, the Governor's budget represents a $245 million, or 1.1%, increase over estimated total fiscal 2001 expenditures of $22.3 billion. Total budgeted revenues for fiscal 2002 are estimated to be $22.639 billion. The Governor's budget submission represents a $579.5 million, or 2.6%, revenue increase over the $22.060 billion forecast for fiscal 2001. The Governor's proposal projects a fiscal 2002 ending balance in the budgeted funds of $2.131 billion, including a Stabilization Fund balance of $1.698 billion.

   The Governor's budget recommendation is based on a tax revenue estimate of $16.343 billion, including $671 million of sales tax receipts dedicated to the MBTA and $42.2 million of tax revenues to be dedicated to the regional transit authorities under the Governor's forward funding proposal. The net amount of $15.631 billion represents a 4.9% baseline increase over fiscal 2001 estimated net tax revenues of $15.589 billion. The fiscal 2002 estimate reflects a $457 million reduction in income tax receipts attributable to the initiative petition approved by the voters in November 2000.

   In November 1980, voters in the Commonwealth approved a state-wide tax limitation initiative petition, commonly known as Proposition 2 1/2, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns by certain government entities, including county governments. The law is not a constitutional provision and accordingly is subject to amendment or repeal by the Legislature. Proposition 21/2 limits the property taxes that a Massachusetts city or town may assess in any fiscal year to the lesser of (i) 2.5 percent of the full and fair cash value of real estate and personal property therein and (ii) 2.5 percent over the previous fiscal year's levy limit plus any growth in the base from certain new construction and parcel subdivisions. In addition, Proposition 2 1/2 limits any increase in the charges and fees assessed by certain governmental entities, including county governments, on cities and towns to the sum of (i) 2.5 percent of the total charges and fees imposed in the preceding fiscal year, and (ii) any increase in charges for services customarily provided locally or services obtained by the city or town. The law contains certain override provisions and, in addition, permits certain debt servicing and expenditures for identified capital projects to be excluded from the limits by a majority vote, in a general or special election. At the time Proposition 2 1/2 was enacted, many cities and towns had property tax levels in excess of the limit and were therefore required to roll back property taxes with a concurrent loss of revenue. Between Fiscal Years 1981 and 2000, the aggregate property tax levy grew from $3.3 billion to $7.1 billion, representing an increase of approximately 112.2 percent. By contrast, the consumer price index for all urban consumers in Boston grew during the same period by approximately 119.2 percent.

   During the 1980's, Massachusetts increased payments to its cities, towns and regional school districts ("Local Aid") to mitigate the impact of Proposition
2 1/2 on local programs and services. In Fiscal Year 2001, approximately 22.0 percent of Massachusetts' budget is estimated to have been allocated to Local Aid. Local Aid payments to cities, towns and regional school districts take the form of both direct and indirect assistance. Direct Local Aid consists of general revenue sharing funds and specific program funds sent directly to local governments and regional school districts as reported on the so-called "cherry street" prepared by the Department of Revenue, excluding certain person funds and nonappropriated funds.

   During Fiscal Years 1996, 1997, 1998, 1999 and 2000, Medicaid expenditures of the Commonwealth were $3.416 billion, $3.456 billion, $3.666 billion, $3.856 billion and $4.305 billion, respectively. The average annual growth rate from Fiscal Year 1996 to Fiscal Year 2000 was 4.73 percent. The Executive Office for Administration and Finance estimates that Fiscal Year 2001 Medicaid expenditures will be approximately $4.603 billion, an increase of 7.8 percent from Fiscal Year 2000.

   The Division of Medical Assistance has implemented a number of savings and cost control initiatives including managed care, utilization review and the identification of third party liabilities. In spite of increasing caseloads, Massachusetts has managed to keep annual growth in per capital expenditures low.

   From Fiscal Year 1996 through Fiscal Year 2000, per capita costs have increased by less than one percent annually. Beginning in Fiscal Year 1999, the state expanded eligibility for the Medicaid program, resulting in a total of 920,000 members at the end of Fiscal Year 2000 or a 5.3 percent increase over the case load at Fiscal Year 1999.

   The Legislature passed health care reform bills in July, 1996 and July, 1997 which authorized the Division of Medical Assistance to expand eligibility for health care coverage by increasing the Medicaid benefits income cutoff to 133 percent of the federal poverty level for teenagers and adults, and by increasing the Medicaid benefits income cutoff to 200 percent of the federal poverty level for children up to the age 18 and pregnant women. These changes resulted in an additional 230,000 additional people becoming enrolled in a Medicaid benefits plan by the end of Fiscal Year 2000. In addition, pharmacy assistance to seniors, a program begun in 1998, continued to grow in Fiscal Year 2000, with expenditures increasing by 100 percent from Fiscal Year 1999.

  Litigation

   There are pending in state and federal courts within the Commonwealth and in the Supreme Court of the United States various suits in which the Commonwealth is a party. In the opinion of the Attorney General, no litigation is pending or, to his knowledge, threatened which is likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition.

                                  Information

   The sources for the information presented above include official statements and financial statements from the State of Massachusetts. While the funds have not independently verified this information, the funds have no reason to believe that the information is not correct in all material respects.

                                  APPENDIX H

Special Considerations Relating to Municipal Obligations of the U.S. Virgin Islands and of Guam

                              U.S. Virgin Islands

                          Virgin Island Risk Factors

   The United States Virgin Islands include St. Thomas, St. John and St. Croix. The islands are located in the Lesser Antilles, 1,100 east, southeast of Miami. Historically a center of sugar production and commerce, by the 1980s tourism had become the leading economic factor in the Virgin Islands. The Caribbean's most popular tourist destination, the Virgin Islands received over 2.5 million visitors in 2001, representing a 5% increase over 2000. Circumstances, which negatively impact the tourism industry, such as natural disasters, economic difficulties, political events and terrorist activities in the United States, and to a lesser extent other countries, could have a negative impact on the overall economy of the Virgin Islands.

                                  Information

   The sources for the information presented above include official statements and financial statements from the U.S. Virgin Island. While the funds have note independently verified this information, the funds have no reason to believe that the information is not correct in all material respects.

                                     Guam

                               Guam Risk Factors

   Guam, the westernmost territory of the U.S., is located 3,800 miles to the west-southwest of Honolulu, Hawaii and approximately 1,550 miles southeast of Japan. Guam's economy is heavily dependent upon the U.S. military and tourism, particularly from Japan. A weakened Japanese economy has affected Guam's tourism sector. Public sector employment in Guam is significant with approximately 40% of the labor force working for the local government or in federal jobs. The rest of the labor force works in the private sector. Major private sector employment categories include construction, trade and services. Guam has experienced U.S. military reductions, and it is unclear whether plans to increase tourism may succeed in limiting the negative effects of such reductions. The government of Guam has taken steps to improve its financial position, which include the development of local labor; however, there can be no assurances that an improvement will be realized.

                                  Information

   The sources for the information presented above include official statements and financial statements from Guam. While the funds have note independently verified this information, the funds have no reason to believe that the information is not correct in all material respects.

                                  APPENDIX I

Special Considerations Relating to Puerto Rico Municipal Obligations

  See Special Note Prior to Appendix B

                           Puerto Rico Risk Factors

   The fund may invest in obligations of the Commonwealth of Puerto Rico and its political subdivisions, agencies and instrumentalities that qualify as double tax-exempt Municipal Obligations. The majority of Puerto Rico's debt is issued by 10 of the major public agencies that are responsible for many of its public functions, such as water, wastewater, highways, telecommunications, education and public construction. The Puerto Rico economy generally parallels the economic cycles of the United States; as most goods are imported from the U.S. Interest rates also generally mirror those of the United States. For decades, Puerto Rico has had a very open economy, with large flows of trade, investment and income. The magnitude of those flows is so large compared to the scale of the whole economy, that their behavior is a key element in the analysis of Puerto Rico's Gross National Product accounting. While the combined share of exports and imports of goods and services in the United States represents 28.8% of GNP, in Puerto Rico it accounts for 255.3%.

                                  Information

   The sources for the information presented above include official statements and financial statements from Puerto Rico. While the funds have note independently verified this information, the funds have no reason to believe that the information is not correct in all material respects.

                                      I-1